SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Revised Definitive Proxy Materials
[ ]  Soliciting Material Under Rule 14a-12


                                 ZENASCENT, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)  Title of each class of securities to which transaction applies:
        2)  Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        4)  Proposed maximum aggregate value of transaction:
        5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:
        2)  Form, Schedule or Registration Statement No.:
        3)  Filing Party:
        4)  Date Filed:

                                 ZENASCENT, INC.
                               One Montauk Highway
                           Southampton, New York 11968

                                November 11, 2002


Dear Zenascent Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Zenascent, Inc., to be held on November 25, 2002 at 12:00 p.m. at the offices of our counsel, Greenberg Traurig, LLP, 200 Park Avenue, 15th floor, New York, New York 10166. We hope that you will be able to attend.

     Enclosed you will find a notice setting forth the business to come before the Annual Meeting, which accompanies our proxy statement and proxy card. At the Annual Meeting, you will be asked to consider, among other things, proposals to elect three members of our Board of Directors, to amend our certificate of incorporation as described in the proxy statement, to amend our By-Laws as described in the proxy statement, to approve the adoption of our 2002 Stock Option Plan, and to ratify the appointment of our independent auditors for the current year. Copies of our 2001 Annual Report on Form 10-KSB, our Current Report on Form 8-K/A (filed with the Securities and Exchange Commission on July 16, 2002) and our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 are also enclosed with these materials.

     The accompanying proxy statement also discusses our recent merger with Cedric Kushner Boxing, Inc., an integrated promotional, media and entertainment company for boxing matches and boxing-related content.

     Your Board of Directors unanimously recommends that you vote "FOR" the election of each of the three nominees for the Board of Directors specified in the enclosed proxy statement, "FOR" the amendment of our certificate of incorporation and by-laws as provided in the proxy statement, "FOR" the adoption of our 2002 Stock Option Plan, and "FOR" the ratification of the appointment of our independent auditors for the current year.

     Your vote is very important. Regardless of whether you plan to attend the meeting in person, your shares should be represented and voted. After carefully reviewing the enclosed proxy statement, please complete, sign, date and promptly return the proxy card in the self-addressed envelope that we have included for your convenience. No postage is required if it is mailed in the United States. Should you decide to attend the Annual Meeting in person, your return of the proxy card before the Annual Meeting will not prevent you from voting your shares in person at the Annual Meeting.

                                                    Sincerely,

                                                    Cedric Kushner
                                                    President

     The accompanying proxy statement dated November 11, 2002 is first being mailed to shareholders on or about November 11, 2002.

                                 ZENASCENT, INC.
                               One Montauk Highway
                           Southampton, New York 11968

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           --------------------------


                                November 11, 2002

Dear Zenascent Shareholder:

     We cordially invite you to attend the Annual Meeting of Shareholders of Zenascent, Inc., to be held on November 25, 2002 at 12:00 p.m. at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th floor, New York, New York 10166, for the following important purposes:

     1. To elect Cedric Kushner, James DiLorenzo and Steven Angel to our board of directors, each to hold office until the 2003 Annual Meeting of shareholders and until his or her successor is duly elected and qualified;

     2. To amend our certificate of incorporation to change our corporate name to "CKP, Inc.";

     3. To amend our certificate of incorporation to delete information about our business purposes that is no longer accurate;

     4. To amend our certificate of incorporation to reclassify our Class A Common Stock and Class B Common Stock as a single class of Common Stock;

     5. To amend our certificate of incorporation to increase our authorized Common Stock from 20 million shares to 100 million shares;

     6. To amend our certificate of incorporation and by-laws to replace our classified board of directors with an unclassified board of directors;

     7. To amend our certificate of incorporation and by-laws to permit our shareholders to take action by written consent in lieu of a meeting;

     8.   To approve the adoption of our 2002 Stock Option Plan;

     9. To ratify the appointment of BDO Seidman, LLP as independent auditors for the Company for the current year; and

     10. To transact such other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

     In addition to discussing in detail the items of business summarized above, the accompanying proxy statement describes a very important recent transaction, our merger with Cedric Kushner Boxing, Inc., which is engaged in the business of promoting boxing events and professional boxers, as well as in the creation, distribution and maintenance of media properties related to boxing. As a result of this transaction and certain subsequent transactions, Cedric Kushner Boxing became our wholly-owned subsidiary and its shareholders became the holders of almost 74% of the aggregate voting power of our outstanding capital stock. As discussed in the accompanying proxy statement under Proposal 5, one reason that we are requesting our shareholders to approve an increase in our authorized capital stock is to facilitate the conversion of the convertible preferred stock that we issued in connection with this merger.

     We encourage you to read the proxy statement carefully and in its entirety.

     Only shareholders of record at the close of business on October 28, 2002 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. If you choose to attend the Annual Meeting, you may vote in person even though you have previously returned your proxy card to the Company.

                                     By Order of Your Board of Directors,



                                     James DiLorenzo
                                     Executive Vice President,
                                     Treasurer and Secretary

Whether or not you expect to be present at the Annual Meeting, please complete, sign, date and return the enclosed proxy card as soon as possible to ensure your representation at the Annual Meeting. Even if you have returned your proxy card, you may still vote in person at the Annual Meeting if you attend in person.

                                TABLE OF CONTENTS

                                                                           Page

GENERAL INFORMATION..........................................................1
      Voting Rights and Outstanding Shares...................................1
      Description of Capital Stock...........................................2
      Revocability of Proxies................................................2
      Terms of Solicitation..................................................2
      Where to Obtain More Information.......................................2
      A Very Important Warning About Forward-Looking Statements..............3
      Annual Report..........................................................3

CHANGE IN CONTROL:  THE CKB MERGER...........................................3
      Parties to the Merger..................................................4
      Background of the Merger...............................................5
      Reasons for Approval by the Board of Directors.........................8
      Merger Consideration...................................................8
      Interests of Certain Persons in the CKB Merger........................12
      No Dissenters' Rights.................................................13
      Accounting Treatment..................................................13
      Material Federal Income Tax Consequences..............................13

THE CKB MERGER AGREEMENT....................................................14
      The CKB Merger........................................................14
      Effective Time of the CKB Merger......................................15
      Treatment of CKB Securities...........................................15
      Certificate of Incorporation and By-laws..............................16
      Officers and Directors Following the Merger...........................16
      Representations and Warranties........................................16
      Post-Merger Financing.................................................18
      Actions Following the CKB Merger......................................19
      Continuing Indemnification of Officers and Directors..................19
      Indemnification of the Parties........................................19
      Merger with Big Content...............................................19

RECENT DEVELOPMENTS.........................................................20
      Resignation of Chief Financial Officer................................20
      Amendment of Series B Preferred Stock and Issuance
        of Series D Preferred Stock.........................................21
      Amendment of Series A Preferred Stock.................................22
      Buster Mathis Litigation..............................................24
      Default on Line of Credit.............................................24

RISK FACTORS................................................................25

PROPOSAL 1 - ELECTION OF DIRECTORS..........................................35
      Nominees for Election to the Board of Directors.......................35
      Vote Required.........................................................36

      Certain Relationships and Related Transactions........................36
      Board Meetings During Fiscal Year 2001................................40
      Board Committees......................................................40
      Legal Proceedings.....................................................40
      Security Ownership of Certain Beneficial Owners and Management........40
      Section 16(a) Beneficial Ownership Reporting Compliance...............42
      Compensation of Directors and Executive Officers......................43

PROPOSAL 2 - AMENDMENT OF THE COMPANY'S CERTIFICATE OF
INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO CKP, INC.................47
      Reasons for the Proposed Name Change..................................47
      Vote Required.........................................................47

PROPOSAL 3 - AMENDMENT OF THE COMPANY'S CERTIFICATE
OF INCORPORATION TO DELETE ANY REFERENCE TO THE
COMPANY'S BUSINESS PURPOSE AS RELATING TO GOLFING EQUIPMENT OR APPAREL......48
      Reasons for the Proposed Revision of our Certificate of
       Incorporation........................................................48
      Vote Required.........................................................48

PROPOSAL 4 - AMENDMENT OF THE COMPANY'S CERTIFICATE OF
INCORPORATION TO RECLASSIFY THE COMPANY'S CLASS A AND CLASS B
COMMON STOCK AS A SINGLE CLASS OF COMMON STOCK..............................49
      Reasons for the Proposed Reclassification of our Common Stock.........49
      Implementation of the Reclassification of our Common Stock............49
      No Appraisal Rights...................................................50
      Vote Required.........................................................50

PROPOSAL 5 - AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION
TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK TO 100,000,000 SHARES.....50
      Reasons for the Proposed Increase.....................................51
      Vote Required.........................................................52
      Company Stock Option Plans............................................53
      Description of the 1996 Incentive and Non-Qualified
       Stock Option Plan....................................................53
      Description of the 1998 Incentive and Non-Qualified
       Stock Option Plan....................................................54
      Financial Information.................................................56

PROPOSAL 6 - AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION
AND BY-LAWS TO REPLACE THE COMPANY'S CLASSIFIED BOARD OF DIRECTORS
WITH A NON-CLASSIFIED BOARD OF DIRECTORS....................................57
      Current Board Structure and Proposed Declassification.................57
      Reasons for the Proposed Declassification of the Board of Directors...57
      Vote Required.........................................................58

PROPOSAL 7 - AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION
AND BY-LAWS TO PERMIT THE COMPANY'S SHAREHOLDERS TO TAKE ACTION BY
WRITTEN CONSENT IN LIEU OF A MEETING.........................................59
      Reasons for Permitting Shareholder Action by Written Consent...........59
      Vote Required..........................................................59

PROPOSAL 8 - ADOPTION OF THE COMPANY'S 2002 STOCK OPTION PLAN................60
      Reasons for Adopting the 2002 Plan.....................................60
      Description of the 2002 Plan...........................................60
      Option Grants under the 2002 Plan......................................62
      Certain Federal Tax Consequences.......................................62
      Vote Required..........................................................63

PROPOSAL 9 - RATIFICATION OF INDEPENDENT AUDITORS............................64
      Prior Auditors.........................................................64
      Engagement of Present Auditors.........................................64
      Vote Required..........................................................65
      Disclosure of Auditor Fees.............................................65

MISCELLANEOUS................................................................66
      Amendment and Restatement of Certificate of Incorporation..............66
      Matters To Be Presented at The 2003 Annual Meeting of Shareholders.....66
      Other Matters..........................................................66

APPENDIX A:  AGREEMENT AND PLAN OF MERGER....................................A-1

APPENDIX B:  PROPOSED AMENDMENTS TO THE CERTIFICATE OF
INCORPORATION OF ZENASCENT, INC..............................................B-1

APPENDIX C:  PROPOSED AMENDMENTS TO THE BY-LAWS OF ZENASCENT, INC............C-1

APPENDIX D:  CKP, INC. 2002 STOCK OPTION PLAN................................D-1

                                 ZENASCENT, INC.
                               One Montauk Highway
                           Southampton, New York 11968


                               GENERAL INFORMATION

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Zenascent, Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the offices of our counsel, Greenberg Traurig, LLP, 200 Park Avenue, 15th floor, New York, NY 10166, on November 25, 2002 (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. This proxy statement, the proxy card and the enclosed 2001 Annual Report on Form 10-KSB, Current Report on Form 8-K/A (filed with the Securities and Exchange Commission (the "Commission") on July 16, 2002) and Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 were mailed on or about November 11, 2002 to shareholders of record at the close of business on October 28, 2002 (the "Record Date").

VOTING RIGHTS AND OUTSTANDING SHARES

     As of October 28, 2002, the Company had outstanding: (i) 13,989,724 shares of Common Stock, par value $.01 per share, of all classes (the "Common Stock");
(ii) warrants to acquire 7,708,775 shares of Common Stock; (iii) options to acquire 315,832 shares of Common Stock; (iv) 117,500 shares of Series A Preferred Stock, par value $.01 per share, that are convertible into 1,175,000 shares of Common Stock (the "Series A Preferred Stock"); (v) 399,751.37 shares of Series B Convertible Preferred Stock, par value $0.01 per share, that are convertible into 19,987,568.5 shares of Common Stock (the "Series B Preferred Stock"); (vi) 27,922.1 shares of Series C Redeemable Convertible Preferred Stock, par value $0.01 per share, that are convertible into 2,792,210 shares of Common Stock (the "Series C Preferred Stock"); (vii) 400,000 shares of Series D Preferred Stock, par value $0.01 per share, that are not convertible into Common Stock (the "Series D Preferred Stock"); and (viii) promissory notes convertible into an estimated 895,857 shares of Common Stock.

     As of October 28, 2002, the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are the only classes of voting securities of the Company. The Company's Common Stock is entitled to one vote per share; holders of shares of Series A Preferred Stock are entitled to 10 votes per share; holders of shares of Series B Preferred Stock are entitled to 50 votes per share (equivalent to one vote per share of Common Stock into which such shares of preferred stock convert); the holders of Series C Preferred Stock are entitled to 100 votes per share (equivalent to one vote per share of Common Stock into which such shares of preferred stock convert); and the holders of Series D Preferred Stock are entitled to 50 votes per share.

DESCRIPTION OF CAPITAL STOCK

     The rights and preferences of our Series A Preferred Stock are described in "Recent Developments - Amendment of Series A Preferred Stock" below. The rights and preferences of our Series B Preferred Stock and Series C Preferred Stock are described in "Change in Control: The CKB Merger - Merger Consideration" below. The rights and preferences of our Series D Preferred Stock are described in "Recent Developments - Amendment of Series B Preferred Stock; Issuance of Series D Preferred Stock" below.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by mailing a written revocation or later-dated, completed and signed proxy card before the Annual Meeting or by simply attending the Annual Meeting and voting in person. You may not change your vote by facsimile or telephone.

TERMS OF SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including the preparation, printing and mailing of this proxy statement, the proxy card and any additional materials furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, nominees and custodians holding in their names shares of Common Stock beneficially owned by others, for purposes of forwarding such materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors and officers of the Company. No additional compensation will be paid to such directors and officers for such services.

WHERE TO OBTAIN MORE INFORMATION

     The mailing address of the Company is One Montauk Highway, Southampton, New York 11968. Notices of revocation of a proxy should be sent to that address. Questions concerning the Annual Meeting can be answered by calling James DiLorenzo, our Executive Vice President, Secretary and Treasurer, at (631) 726-2700.

     The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and files reports, proxy statements and other information required under the Exchange Act with the Commission. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials and information from the Commission can be obtained at existing published rates from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which may be downloaded free of charge. When requesting such materials and information from the Commission, please reference the Company's Commission file number which is "0-18942."

A VERY IMPORTANT WARNING ABOUT FORWARD-LOOKING STATEMENTS

     The Company makes various forward-looking statements in this document. These forward-looking statements are subject to many risks and uncertainties, and there can be no certainty that such statements will prove to be correct.

     When words and expressions such as: "believes," "expects," "anticipates," "estimates," "plans," "intends," "objectives," "goals," "aims," "projects," "forecasts," "possible," "seeks," "may," "could," "should," "might," "likely," "enable" or similar words or expressions are used in this proxy statement, as well as statements beginning or ending with phrases such as "in our view," "there can be no assurance," "although no assurance can be given" or "there is no way to anticipate with certainty," forward-looking statements are being made in all of these instances.

     These forward-looking statements speak solely as of the date of this proxy statement.

     The Company does not intend to update or revise any forward-looking statements to reflect any changes in general economic, competitive or market conditions and developments beyond its control.

ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10-KSB, as filed with the Commission for the fiscal year ended January 31, 2002, including the financial statements and schedules thereto, is enclosed with this proxy statement. The Company will provide additional copies of this Annual Report to shareholders free of charge upon written request to James DiLorenzo, our Executive Vice President, Treasurer and Secretary, at the Company's mailing address: One Montauk Highway, Southampton, New York 11968.


                        CHANGE IN CONTROL: THE CKB MERGER

     On April 30, 2002, Zenascent Newco Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("ZNI"), was merged with and into Cedric Kushner Boxing, Inc., a privately-owned Delaware corporation ("CKB"). As a result of this transaction (which is referred to in this proxy statement as the "CKB Merger"), CKB became a wholly-owned subsidiary of the Company and its shareholders became the holders of almost 78% of the aggregate voting power of our outstanding capital stock (the former CKB shareholders currently hold almost 74% of the aggregate voting power of our outstanding capital stock). Moreover, pursuant to the terms of the CKB Merger, Cedric Kushner and James DiLorenzo, CKB's President and Executive Vice President, respectively, were appointed to the Company's Board of Directors. Simultaneously, the Board of Directors appointed Messrs. Kushner and DiLorenzo as our President and Executive Vice President, Treasurer and Secretary, respectively.

     This section and the section below entitled "The CKB Merger Agreement" describe aspects of the CKB Merger that we consider important, including the CKB Merger Agreement, which is attached as Appendix A to this proxy statement. While we believe that this section covers the material terms of the CKB Merger, it may not contain all of the information that is important to you. For a complete understanding of this transaction, you should carefully review the CKB Merger Agreement in its entirety.

PARTIES TO THE CKB MERGER

Zenascent, Inc.

     We were incorporated under the laws of the State of Delaware as Hippo, Inc., a golf equipment and apparel manufacturer, in February 1996. From July 1997 to May 1998, we manufactured, marketed and distributed the HiPPO(R) brand of golf equipment in the United States and Canada, pursuant to a licensing agreement with Hippo Holdings, Ltd. In January 1998, we changed our name to Outlook Sports Technology, Inc. to reflect a greater focus on sports product research and development operations. In the first three months of the year 2000, we changed our management team and business mission. After a brief restructuring period, in January 2000 we appointed Adam Goldberg as our President and Steven Angel as our Executive Vice President and Secretary. In fiscal year 2000, in accordance with our redefined business model, we commenced operations as an Internet technology and e-commerce incubator. In connection with this change in business focus, we changed our name to Fusion Fund, Inc. In December 2000, we again changed our name to Zenascent, Inc. On or about February 2, 2001, our stock began trading under the symbol "ZENA."

     From December 2000 through April 30, 2002, we were a non-operating public shell corporation with nominal assets. As a result of the CKB Merger, CKB is our wholly-owned subsidiary and we operate solely as a holding company.

     Our principal executive offices are located at One Montauk Highway, Southampton, New York 11968 and our telephone number is (631) 726-2700.

Cedric Kushner Boxing, Inc.

     CKB is engaged in the business of promoting boxing events and professional boxers, and through its ownership of Big Content (defined below), it is engaged in the creation, distribution and maintenance of media properties related to boxing. Incorporated on March 5, 1999 under the laws of the State of Delaware, CKB operates as a holding company for its wholly-owned subsidiaries, Cedric Kushner Promotions, Ltd., a New York corporation ("CKP") and Big Content, Inc., a Delaware corporation ("Big Content"). Big Content is the majority owner of ThunderBox, Inc., a Delaware corporation ("ThunderBox").

     CKP. CKP manages the promotion of professional boxing events and professional boxers (it is party to all contracts with boxers whom we promote). CKP provides event management that includes, among other things, securing venues/sites and coordinating promotions. It also manages boxing operations, including talent acquisition and development, matchmaking, and coordination with the sport's governing bodies. CKP typically acquires the rights to boxing athletes and packages those rights to television networks, venues, sponsors and other promoters. It promotes an average of 50 televised events per year viewed in approximately 100 countries each month and has promotional rights to approximately 40 of the world's top boxing athletes, including several of the top Heavyweights. CKP is one of the major suppliers of boxing talent to the world's leading television networks, including HBO, Showtime, Fox Sports Network, ESPN and Eurosport.

     Big Content. Big Content manages the creation, distribution (domestically and internationally), and maintenance of all of our media holdings, including our media library of videotaped boxing events and current original television programming. Media property assets also include the following series:

     o "Heavyweight Explosion": This monthly series, which originated in 1994, is one of the most successful boxing programming franchises in the world. The series is the anchor program of Eurosport's boxing schedule and is seen in over 100 countries each month. It also serves as CKP's "farm system" for identifying and securing relationships with emerging boxing prospects and has been the force behind many of the current top 20 heavyweights.

     o The "World Championship" Series: This series debuted in 1993 and also enjoys a large monthly global television audience. There are usually six events per year distributed to leading networks worldwide.

     ThunderBox, a majority-owned subsidiary of Big Content, owns, produces and distributes "ThunderBox," a program which debuted in October 2000, marking the return of weekly boxing on free domestic television for the first time in over twenty years. CKP promotes many of the boxers on ThunderBox, which is centered around a sanctioned heavyweight tournament where young boxing prospects compete to be the next "ThunderBox Champion" and the next "Baddest Man on the Planet." The program is successfully cleared in approximately 50% of the U.S. broadcast market and several major corporations are advertisers and sponsors of the program. The ThunderBox experience synthesizes boxing, music, fiction, Internet and interactive elements and is intended to draw viewership from the 18-34 year-old demographic segment.

     CKB's principal executive offices and telephone number are the same as those provided above for the Company.

Zenascent Newco Inc.

     ZNI, a wholly-owned subsidiary of the Company, was formed solely for the purpose of effecting the CKB Merger and undertook no activities except in connection with that transaction. The corporate existence of ZNI ended when it was merged with and into CKB.

BACKGROUND OF THE CKB MERGER

     In the first quarter of 2000, we began to wind down our operations as a manufacturer of golf apparel and equipment and redefined our business model to operate as an Internet and e-commerce incubator. In February 2000, in order to implement this new approach (and following the resignations of our senior management personnel the prior month), we appointed Adam Goldberg as our President and Chairman of the Board of Directors and Steven Angel as our Executive Vice President and Secretary. On January 14, 2000, Messrs. Goldberg and Angel also became the sole members of our Board of Directors.

     The Company was ultimately unable to execute its Internet incubator strategy. Despite concerted efforts by Messrs. Goldberg and Angel, we were unable to secure financing to conduct our operations. Due in a large measure to this lack of funding, we were able to secure only one Internet incubation client. The Company also suffered from adverse developments in the financial and Internet-related sectors during 2000, including a collapse in valuations of Internet-related companies, a sharp cutback in the availability of venture capital financing (which we were relying on as our primary funding source) and a general loss of confidence in the incubator model as a means of nurturing early-stage companies. In light of all of these factors, we decided, in the fourth quarter of 2000, to curtail our activities as an Internet incubator.

     Following our decision to wind down our incubator operations, our Board of Directors had several meetings in order to determine whether the Company should continue its existence and, if so, what its mode of operations should be. After considering a number of alternatives, the Board determined that the Company's strongest asset was its status as a public reporting company under the Exchange Act, a potentially valuable commodity given the heightened interest among "microcap" private companies in accessing the public securities markets through mergers with public "shell" companies that had ceased active operations. The Board of Directors also determined that engaging in this type of transaction with a suitable private company was likely to generate greater shareholder value than simply dissolving and liquidating the Company. Accordingly, in the fourth quarter of 2000, we began to search for suitable private companies with which to engage in such a transaction.

     In November 2000, Mr. Angel held preliminary discussions with senior management of CKB regarding the possibility of a merger between the companies. CKB was unique among the potential merger candidates that we considered in that it had an established reputation as a boxing promoter. This contrasted sharply with the unproven technologies and/or business models of the other companies with whom we had discussions. Based upon these considerations, our Board of Directors determined that CKB was an attractive merger candidate for the Company and authorized Messrs. Goldberg and Angel to initiate negotiations with CKB regarding such a transaction.

     In December 2000, negotiations between CKB and Messrs. Goldberg and Angel began in earnest over matters such as the structure of the merger and the consideration to be provided. On February 15, 2001, CKB presented the Company with a letter of intent describing the proposed acquisition of CKB by the Company in exchange for approximately 65% ownership of the Company and a monetary sum to be determined. Preliminary due diligence by the parties followed, and the parties decided to pursue a pure stock-for-stock merger. Initial drafts of a merger agreement were circulated beginning in May 2001 and the parties began a prolonged period of negotiation concerning the transaction. These negotiations culminated in July 2001 with a draft agreement (the "July Draft") providing for the merger of a wholly-owned subsidiary of the Company with and into CKB, as a result of which CKB would become a wholly-owned subsidiary of the Company. The CKB Merger was to be effected by the exchange of all outstanding CKB stock in exchange for a new class of preferred stock of the Company convertible into approximately 65% of the Company's post-merger share capital and a warrant to acquire 7,000,000 shares of Common Stock at an exercise price of $0.40 per share. The July Draft contemplated the resignation of our Board of Directors following the consummation of the CKB Merger and their replacement with a 5-person board, four of whom would be designated by the CKB shareholders and one of whom would be designated by our existing Board. The July Draft also provided that, following the consummation of the CKB Merger, we would seek shareholder approval to increase our authorized Common Stock to 100,000,000 shares, in part to provide for sufficient Common Stock to effect the conversion of the preferred stock to be issued to the CKB shareholders.

     The July Draft contained a number of conditions to the consummation of the merger, most significantly: (i) the consummation by the Company of two rounds of private financing pursuant to which the Company would issue Common Stock for aggregate proceeds of not less than $2,500,000 and (ii) the Company's provision to CKP of a $575,000 bridge loan out of the proceeds of the aforementioned financing.

     Our Board of Directors met on July 12, 2001 to review and discuss the July Draft and the proposed merger in general. The Company's entry into a merger agreement in substantially the form of the July Draft (together with such amendments as Messrs. Goldberg or Angel determined to be necessary or advisable) was approved at this meeting. A merger agreement in substantially the form of the July Draft (including all subsequent amendments, the "CKB Merger Agreement") was executed on August 2, 2001.

     After further discussion and continued due diligence, the parties agreed that the Company had been undervalued relative to CKB in arriving at the consideration to be given the CKB shareholders in connection with the merger. Accordingly, the parties agreed to amend the CKB Merger Agreement to provide that the outstanding capital stock of CKB would be exchanged for a mixture of Common Stock and a new class of convertible preferred stock representing the equivalent of 17,200,000 shares of Common Stock. This consideration would be supplemented by additional shares of Common Stock in the event we reached certain revenue goals for 2002 and 2003, so that the total consideration issued to the CKB shareholders in respect of the CKB Merger would represent approximately 65% of the Company's post-merger share capital (assuming such revenue goals were attained). An additional condition to the consummation of the CKB Merger was also incorporated into the Merger Agreement, namely, CKB's consummation of a merger with Big Content, which was a separate entity that was formed in March 2000 to hold certain media rights related to boxing matches promoted by CKB. Big Content was seen as an attractive strategic fit with CKB because of the potential synergies between CKB's boxing promotion business and Big Content's boxing-related media properties and programming. It was also agreed that the amount of the pre-merger bridge loan to be made by the Company to CKP would be increased to $652,500. The amended CKB Merger Agreement was signed by the parties on September 17, 2001.

     The parties due diligence investigations continued through the third and fourth quarters of 2001. At this time, CKB began negotiations with Big Content, in which Mr. DiLorenzo was an investor, concerning a merger or other business combination between the two companies. While negotiations commenced between CKB and Big Content concerning these matters, there was a pause in CKB's negotiations with the Company.

     In early 2002, CKB and Big Content reached an agreement in principle on the general terms of a merger transaction between them. In February 2002, we held discussions with CKB and the shareholders of Big Content and agreed to amend and restate the CKB Merger Agreement to take into account the added value represented by the Big Content transaction. On February 1, 2002, CKB presented us with a draft of an amended and restated CKB Merger Agreement (the "February Draft") providing for the exchange of the outstanding capital stock of CKB for two new classes of convertible preferred stock, Series B Preferred Stock, to be issued to the existing CKB shareholders, and Series C Preferred Stock, to be issued to the Big Content shareholders who would become CKB shareholders following the merger between CKB and Big Content. In addition, Livingston Investments, LLC, a Florida limited liability company ("Livingston"), a Big Content shareholder, would receive warrant to acquire 1,000,000 shares of Common Stock at an exercise price equal to the average closing bid price of the Common Stock over the 10 trading days immediately preceding the closing date of the CKB Merger. Taken together, this consideration would represent almost 78% of the aggregate voting power of our outstanding capital stock. The nature of the securities issued by us as consideration for the CKB Merger, and the allocation of this consideration among the CKB shareholders, is summarized below under "Merger Consideration."

     By this time the Company had raised approximately $1,140,000 in private equity financing through the issuance of convertible notes and Common Stock warrants. Of this amount, approximately $800,000 was loaned to CKP in the form of Notes issued by CKP (the "CKP Notes"). Between the third quarter of 2001 and the first quarter of 2002, CKP had also succeeded in directly placing $595,000 of convertible debt and Common Stock warrants (which were to be satisfied via the issuance of Company securities following the CKB Merger). In light of these developments, the February Draft revised the conditions to the CKB Merger that we secure additional financing and provide bridge financing to CKP to provide that the transaction would be conditioned on our providing a $300,000 bridge loan to CKP immediately following the signing of the amended and restated CKB Merger Agreement. The February Draft also provided that in the event we failed to secure $500,000 in additional private financing subsequent to the CKB Merger through the issuance of Common Stock, convertible notes or Common Stock warrants, we would issue to the former CKB shareholders a total of 19,500,000 additional shares of Common Stock (or preferred stock convertible into such number of shares of Common Stock). This latter provision was waived by Messrs. Kushner and DiLorenzo and they will receive no such additional Common Stock.

     Our Board of Directors met on February 15, 2002 to review and discuss the February Draft, and the Company's entry into an amended and restated merger agreement in substantially the form of the February Draft (together with such amendments as Messrs. Goldberg or Angel determined to be necessary or advisable) was approved at this meeting. The amended and restated CKB Merger Agreement was executed on February 21, 2002.

REASONS FOR APPROVAL BY THE BOARD OF DIRECTORS

     Our Board of Directors gave careful consideration to the CKB Merger, the existing business, operations and future potential of CKB, the interest of our shareholders, and the risks of the CKB Merger to our existing shareholders. Based on the foregoing considerations, the Board of Directors believed the transactions contemplated by the CKB Merger Agreement were fair and in our best interests.

MERGER CONSIDERATION

Exchange of CKB Stock

     At the effective time of the CKB Merger, all of the issued and outstanding shares of common stock, par value $0.01 per share, of CKB (the "CKB Stock") were cancelled and the holders thereof were issued securities convertible into or exercisable for Common Stock. In particular, upon consummation of the CKB Merger, (i) the 365 shares of CKB Stock held by Cedric Kushner were cancelled and Mr. Kushner was issued 339,788.66 newly issued shares of Series B Preferred Stock, which are convertible into an aggregate of 33,978,866 shares of our Common Stock, (ii) the 70.5 shares of CKB Stock held by Mr. DiLorenzo were cancelled and Mr. DiLorenzo was issued 59,962.71 shares of Series B Preferred Stock and 5,584.42 shares of Series C Preferred Stock, which are convertible into an aggregate of 6,554,713 shares of our Common Stock and (iii) the 24 shares of CKB Stock which were issued to Livingston Investments, LLC, a Florida limited liability company ("Livingston") upon consummation of the Big Content Merger Agreement (as defined in the section entitled "The CKB Merger Agreement - Merger with Big Content") were cancelled, and Livingston was issued a warrant to purchase 1,000,000 shares of Common Stock at an exercise price of $1.24 (the average closing bid price of the Common Stock over the 10 trading days immediately preceding the closing date of the CKB Merger) (the "Livingston Warrant") and 22,337.68 shares of Series C Preferred Stock, which are convertible into an aggregate of 2,233,768 shares of Common Stock. The Livingston Warrant was subsequently revised to cover 500,000 shares of Common Stock at an exercise price of $0.62.

The Series B Preferred Stock

     The rights, preferences and designations of our Series B Preferred Stock are set forth in the Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock, as the same was amended pursuant to the Certificate of Amendment of the Series B Certificate of Designation, which was filed with the Secretary of State of Delaware on October 16, 2002 (as so amended, the "Series B Certificate of Designation"). Our Series B Preferred Stock ranks senior to and has priority over our Common Stock and our Series A and Series D Preferred Stock, and on parity with our Series C Preferred Stock, in each case, as to payment of dividends, voting, distributions of assets upon liquidation, dissolution or winding-up, whether voluntary or involuntary, or otherwise.

     Pursuant to the terms of the Series B Certificate of Designation, each share of Series B Preferred Stock is convertible, at any time at the option of the holder, into 50 validly issued, fully paid and non-assessable shares of Common Stock (prior to September 30, 2002, these securities were convertible into 100 shares of Common Stock; see "Recent Developments - Amendment of Series B Preferred Stock and Issuance of Series D Preferred Stock" below). The holders of Series B Preferred Stock are entitled to an adjustment in this conversion rate upon specified events, including stock splits, stock dividends, mergers, consolidations, exchange of shares, recapitalizations or reorganizations.

     The Series B Preferred Stock has full voting rights, with the holders thereof voting with the holders of Common Stock as a single class on an as-converted to Common Stock basis. Accordingly, each outstanding share of Series B Preferred Stock has the voting power of 50 shares of Common Stock. Moreover, without the consent of the holders of at least a majority of the then outstanding shares of our Series B Preferred Stock voting as a class, we cannot:

     o alter or change the rights, preferences, privileges, restrictions or conditions of the Series B Preferred Stock;

     o do any act or thing to reclassify any outstanding class or series of capital stock of the Company into a class or series of capital stock having preferences or priority as to dividends or assets senior to or on parity with the Series B Preferred Stock;

     o    alter or amend the Company's certificate of incorporation;

     o merge or consolidate with one or more corporations in a transaction pursuant to which the stockholders of the Company hold less than a majority of the voting power of the surviving corporation;

     o    sell all or substantially all of the Company's assets;

     o    voluntarily liquidate or dissolve the Company;

     o declare or pay a dividend (other than a dividend payable solely in shares of Common Stock) on the Common Stock or other securities ranking junior to the Series B Preferred Stock with respect to the payment of dividends;

     o increase or decrease the size of the authorized number of shares of the Series B Preferred Stock; or

     o create any new class of securities having preferences senior to or on parity with the Series B Preferred Stock.

     Upon a liquidation, dissolution or winding-up of our company (including a sale of all or substantially all of our assets or our merger or consolidation with another company in which we are not the surviving entity and as a result of which our shareholders own less than 50% of the voting power in the surviving entity), holders of our Series B Preferred Stock are entitled to receive, prior to any distribution to the holders of any of our other equity securities (other than Series C Preferred Stock) and on parity with the Series C Preferred Stock, an aggregate amount equal to the sum of (i) $2,430,000 and (ii) any due but unpaid dividends on the Series B Preferred Stock.

     The holders of the Series B Preferred Stock are, under certain circumstances, entitled to receive cumulative dividends per share at the rate of eight percent (8%) per annum of the per share liquidation preference of approximately $12, which will accrue daily from the date of issuance of the Series B Preferred Stock, and which will be compounded quarterly.

     The Series B Preferred Stock may not be redeemed.

The Series C Preferred Stock

     The rights, preferences and designations of our Series C Preferred Stock are set forth in the Certificate of Designation, Preferences and Rights of Series C Convertible Redeemable Preferred Stock, which was filed with the Secretary of State of Delaware on April 29, 2002 (the "Series C Certificate of Designation"). Our Series C Preferred Stock ranks senior to and has priority over our Common Stock and our Series A and Series D Preferred Stock, and on parity with our Series B Preferred Stock, in each case, as to payment of dividends, voting, distributions of assets upon liquidation, dissolution or winding-up, whether voluntary or involuntary, or otherwise.

     Fifty percent of the outstanding shares of the Series C Preferred Stock are, by their terms, each convertible at any time into 100 validly issued, fully paid and non-assessable shares of Common Stock (with the remainder of such shares of Series C Preferred Stock being convertible into Common Stock on or after April 29, 2005). The holders of Series C Preferred Stock are entitled to an adjustment in this conversion rate upon specified events, including stock splits, stock dividends, mergers, consolidations, exchange of shares, recapitalizations or reorganizations.

     The Series C Preferred Stock has full voting rights, with the holders thereof voting with the holders of Common Stock as a single class on an as-converted to Common Stock basis. Accordingly, each outstanding share of Series C Preferred Stock has the voting power of 100 shares of Common Stock. Moreover, without the consent of the holders of at least a majority of the then outstanding shares of our Series C Preferred Stock voting as a class, we cannot:

     o alter or change the rights, preferences, privileges, restrictions or conditions of the Series C Preferred Stock;

     o do any act or thing to reclassify any outstanding class or series of capital stock of the Company into a class or series of capital stock having preferences or priority as to dividends or assets senior to or on parity with the Series C Preferred Stock;

     o    alter or amend the Company's certificate of incorporation;

     o declare or pay a dividend (other than a dividend payable solely in shares of Common Stock) on the Common Stock or other securities ranking junior to the Series C Preferred Stock with respect to the payment of dividends; or

     o increase or decrease the size of the authorized number of shares of the Series C Preferred Stock.

     Upon a liquidation, dissolution or winding-up of our company (including a sale of all or substantially all of our assets or our merger or consolidation with another company in which we are not the surviving entity and as a result of which our shareholders own less than 50% of the voting power in the surviving entity), holders of our Series C Preferred Stock are entitled to receive, prior to any distribution to the holders of any of our other equity securities (other than Series B Preferred Stock) and on parity with the Series B Preferred Stock, an aggregate amount equal to the sum of (i) $4,500,000 and (ii) any due but unpaid dividends on the Series C Preferred Stock.

     The holders of the Series C Preferred Stock shall be entitled to receive dividends, on an as-converted basis, at any time dividends are declared and paid on our Common Stock or our Series B Preferred Stock.

     We may redeem any or all of the Series C Preferred Stock for the per share liquidation preference of approximately $161 times the number of shares to be redeemed upon thirty (30) days prior written notice to the holder(s) thereof.

The Livingston Warrant

     The Livingston Warrant, which expires on April 30, 2007, entitles Livingston to purchase an aggregate of 500,000 shares of our Common Stock at any time for a per share exercise price equal to $0.62, subject to adjustment in the event of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like (for comparative purposes, note that the closing bid price of our Common Stock on October 25, 2002 was $.83). Pursuant to the Livingston Warrant, we are obligated to use our reasonable best efforts to (i) file a registration statement with the Commission within 45 days after the Annual Meeting covering the sale of the Common Stock for which the Livingston Warrant may be exercised and (ii) to have such registration statement declared effective within 150 days following the Annual Meeting. The Livingston Warrant also has a "cashless exercise" feature.

Certain Restrictions on Exercise and Conversion

     As discussed above, all of the outstanding shares of Series B Preferred Stock and 50% of the outstanding shares of the Series C Preferred Stock, are by their terms, convertible at any time into Common Stock (with the remainder of such shares of Series C Preferred Stock being convertible into Common Stock on or after April 29, 2005). The Livingston Warrant is, by its terms, also exercisable at any time for Common Stock. However, each of the holders of the Preferred Stock and the Livingston Warrant have entered into separate letter agreements with the Company pursuant to which they agreed that they would not convert their Preferred Stock into Common Stock, or exercise the Livingston Warrant, as applicable, until our certificate of incorporation has been duly amended to provide for the authorization of a sufficient number of shares of Common Stock to allow for the conversion of all outstanding Preferred Stock, as well as all other securities convertible into, or exercisable for, Common Stock (for purposes of this paragraph, the "Amendment"). In addition, Livingston has further agreed that (i) it shall not convert its Series C Preferred Stock into Common Stock until the later of (a) April 25, 2003 and (b) until such time as the Amendment has become effective following its due approval by the stockholders of the Company, and (ii) it shall not exercise the Livingston Warrant until the later of (a) September 25, 2002 and (b) until such time as the Amendment has become effective following its due approval by the stockholders of the Company.

INTERESTS OF CERTAIN PERSONS IN THE CKB MERGER

     In considering the recommendation of your Board of Directors with respect to the CKB Merger, you should be aware that, as described below, several members of your Board of Directors and our management team had interests in the CKB Merger that are different from your interests as a shareholder, and that create potential conflicts of interest.

     Pursuant to the terms of the CKB Merger Agreement, we entered into letter agreements with each of Steven Angel and Adam Goldberg with respect to severance packages to be issued to each of Messrs. Angel and Goldberg in consideration of their efforts in structuring and negotiating the transactions contemplated by the CKB Merger Agreement. More specifically, pursuant to the terms of Mr. Goldberg's severance letter, dated April 24, 2002, the Company granted to Mr. Goldberg a non-qualified option to purchase forty-nine thousand (49,000) shares of our Common Stock. This option was issued pursuant to the terms of a grant certificate, which included the following terms and provisions: (a) all of the shares underlying the option will vest on February 21, 2003, (b) the exercise price for the shares underlying the option is $1.43, and (c) the shares underlying the option will be unregistered with "piggyback" registration rights and a cashless exercise provision.

     Pursuant to the terms of Mr. Angel's severance letter, dated April 24, 2002, the Company granted to Mr. Angel a non-qualified option to purchase one hundred thousand (100,000) shares of our Common Stock. This option was issued pursuant to the terms of a grant certificate, which included the following terms and provisions: (a) all of the shares underlying the option will vest on February 21, 2003, (b) the exercise price for the shares underlying the option is $1.43, and (c) the shares underlying the option will be unregistered with "piggyback" registration rights and will contain a cashless exercise provision. In addition, we agreed to pay Mr. Angel a severance payment of one-hundred forty thousand dollars ($140,000). The first seventy-thousand dollars ($70,000) of this payment will be made from the first $500,000 in financing (the "Subsequent Financing") raised by the Company following the Second Acquiror Financing (as defined in the CKB Merger Agreement) and the balance of the payments will be made from the next $70,000 in financing raised by the Company after the Subsequent Financing.

     Pursuant to the terms of the CKB Merger Agreement, for a period of at least one year following the effective time of the CKB Merger, Steven Angel was designated to serve as our "Continuing Director." As discussed below under the Section "The CKB Merger Agreement - Indemnification," all decisions to be made by the Company pursuant to Article 7 of the CKB Merger Agreement will be made by the Continuing Director.

NO DISSENTERS' RIGHTS

     We are incorporated under and governed by the laws of the State of Delaware. Under Delaware law, no appraisal rights are available for any shares of stock of the constituent corporation surviving a merger if the merger did not require the vote of the stockholders of the surviving corporation for its approval. Since the CKB Merger did not require the approval of our shareholders, our shareholders do not have any dissenters' rights, rights of appraisal or similar rights to receive a judicial valuation of their Company stock in connection with the CKB Merger.

ACCOUNTING TREATMENT

     The CKB Merger has been treated for accounting purposes as a so-called "reverse acquisition" whereby CKB is deemed to have acquired us, with this acquisition being accounted for using the purchase method. CKB is deemed to be the acquirer due to the fact that, as a result of the CKB Merger, the shareholders of CKB own a majority of the aggregate voting power of our capital stock and thus control the Company.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes the material U.S. federal income tax consequences of the CKB Merger for the Company and its shareholders (other than the former shareholders of CKB). This discussion does not address all of the federal income tax consequences that may be important to our shareholders in light of their particular circumstances; nor does this discussion address the federal income tax consequences that may be applicable to taxpayers subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as:

     o    insurance companies;

     o    financial institutions;

     o    dealers in securities;

     o traders in securities that elect a mark to market method of accounting;

     o    tax-exempt organizations;

     o stockholders who hold their shares as a part of a hedge, constructive sale, straddle, or conversion transaction;

     o stockholders who acquired their shares through the exercise of options or otherwise as compensation or through a tax-qualified retirement plan; and

     o    foreign persons.

     No information is provided in this proxy statement with respect to the tax consequences, if any, of the CKB Merger under applicable foreign, state, local, and other tax laws. This discussion is based, and the tax opinions referred to below will be based, upon the provisions of the Code, applicable Treasury Regulations, IRS rulings, and judicial decisions, as in effect as of the date of this proxy statement. There can be no assurance that future legislative, administrative, or judicial changes or interpretations, which changes could apply retroactively, will not affect the accuracy of this discussion or the statements or conclusions set forth in this section. No rulings have been or will be sought from the IRS concerning the tax consequences of the CKB Merger, and none of the tax opinions of counsel to be received in connection with the CKB Merger will be binding on the IRS.

     The CKB Merger was structured with the intention that (i) it would qualify for federal income tax purposes as a reorganization within the meaning of section 368(a) of the Code and (ii) the Company, CKB and ZNI would each be a "party to the reorganization" within the meaning of section 368(b) of the Code. The remainder of this discussion assumes that the CKB Merger constitutes a reorganization within the meaning of section 368(a) of the Internal Revenue Code.

     We encourage our shareholders to consult their own tax advisor as to the particular tax consequences to it of the CKB Merger, including the applicability and effect of any state, local, foreign or other tax laws, and of changes in applicable tax laws.

     Based on the above assumptions and qualifications, neither the Company nor its shareholders (other than the former shareholders of CKB) will recognize any gain or loss as a result of the CKB Merger.

                            THE CKB MERGER AGREEMENT

     The following summary of the material terms of the CKB Merger Agreement is qualified in its entirety by reference to the CKB Merger Agreement, which is incorporated by reference in its entirety and attached as Appendix A to this proxy statement. We urge you to read the CKB Merger Agreement carefully and in its entirety.

THE CKB MERGER

     Pursuant to the terms of the CKB Merger Agreement, on April 30, 2002 ZNI merged with and into CKB, ZNI ceased to exist and CKB became a wholly-owned subsidiary of the Company. The Company, as the only shareholder of CKB following the CKB Merger, has the sole power and authority to control all aspects of internal corporate and business affairs of CKB following the CKB Merger.

     Two of the most significant conditions precedent to CKB's obligations under the CKB Merger Agreement which were satisfied prior to the CKB Merger were: (i) a bridge loan of at least $300,000 by the Company to CKP for a period of one year and at an annual interest rate of ten percent. This was in addition to the $225,000 already advanced by the Company to CKP (see "Certain Relationships and Related Transactions - CKP Notes" under Proposal 1 below) and the $595,000 raised directly by CKP), and (ii) the consummation of the merger of a wholly-owned subsidiary of CKB with and into Big Content.

EFFECTIVE TIME OF THE CKB MERGER

     The CKB Merger was consummated and became effective on April 30, 2002, the date that a certificate of merger was filed with the Secretary of State of Delaware.

TREATMENT OF CKB SECURITIES

     At the effective time of the CKB Merger each issued and outstanding share of CKB Stock was cancelled and the holders thereof were issued securities convertible into or exercisable for our Common Stock.

     In particular, at the effective time of the CKB Merger,

     o the 365 shares of CKB Stock held by Mr. Kushner were cancelled and Mr. Kushner was issued 339,788.66 newly issued shares of Series B Preferred Stock, which were convertible into an aggregate of 33,978,866 shares of our Common Stock (as described above under "Recent Developments - Amendment of Series B Preferred Stock and Issuance of Series D Preferred Stock," these shares are now convertible into only 16,989,433 shares of Common Stock);

     o the 70.5 shares of CKB Stock held by James DiLorenzo were cancelled and Mr. DiLorenzo was issued 59,962.71 shares of Series B Preferred Stock and 5,584.42 shares of Series C Preferred Stock, which are convertible into an aggregate of 6,554,713 shares of our Common Stock (as described above under "Recent Developments - Amendment of Series B Preferred Stock and Issuance of Series D Preferred Stock," these shares are now convertible into only 3,556,577.5 shares of Common Stock); and

     o the 24 shares of CKB Stock held by Livingston were cancelled, and Livingston was issued the Livingston Warrant to acquire 1,000,000 shares of our Common Stock at an exercise price of $1.24 per share (this warrant was subsequently amended to cover 500,000 shares of Common Stock at an exercise price of $0.62 per share) and 22,337.68 shares of Series C Preferred Stock, which are convertible into an aggregate of 2,233,768 shares of Common Stock.

     As a result of these exchanges of securities, the former shareholders of CKB became the holders of almost 78% of the aggregate voting power of our outstanding capital stock (Messrs. Kushner and DiLorenzo currently hold almost 70% of the aggregate voting power of our outstanding capital stock).

 CERTIFICATE OF INCORPORATION AND BY-LAWS

     Pursuant to the terms of the CKB Merger Agreement, at the effective time of the CKB Merger, the certificate of incorporation and by-laws of CKB became the certificate of incorporation and bylaws of the Surviving Corporation.

OFFICERS AND DIRECTORS FOLLOWING THE CKB MERGER

     The CKB Merger Agreement provided that the current officers and directors of CKB would continue as officers and directors of the Surviving Corporation, in each case until their successors are duly elected, appointed and qualified. Prior to the consummation of the CKB Merger, Adam Goldberg served as our President and Treasurer and Steven Angel served as our Executive Vice President and Secretary. Messrs. Goldberg and Angel also served as the sole members of our Board of Directors. Effective upon the consummation of the CKB Merger, Mr. Goldberg resigned as an officer and director of the Company and Steven Angel resigned from his positions as an officer of the Company. Pursuant to the terms of the CKB Merger Agreement, Mr. Angel continues to serve as a director of the Company as the "Continuing Director." Immediately prior to the effectiveness of Mr. Goldberg's resignation as a member of the Company's Board of Directors, Messrs. Goldberg and Angel, by unanimous written consent of the Board of Directors of the Company, (i) increased the size of our Board to up to five directors, (ii) appointed Messrs. Kushner and DiLorenzo, the principal stockholders and members of the Board of Directors of CKB, to fill vacancies in our Board of Directors and serve as the directors of the Company until the next annual meeting of our stockholders, and (iii) elected Mr. Kushner to serve as President of the Company and Mr. DiLorenzo to serve as Executive Vice President, Secretary and Treasurer of the Company until, as applicable, their successor in such office has been duly elected and qualified.

REPRESENTATIONS AND WARRANTIES

     The CKB Merger Agreement contains customary representations and warranties of CKB, CKP and Messrs. Kushner and DiLorenzo (the "Stockholders"), relating to, among other things:

     o the corporate organization and existence of each of CKB and CKP, including that each has been duly incorporated, is validly existing and in good standing with the corporate power to carry on its business as currently conducted, except where the failure of the foregoing would not have a material adverse effect;

     o the authority of each of CKB, CKP and the Stockholders to execute and deliver the CKB Merger Agreement;

     o the adoption by CKB's board of directors of a resolution adopting the CKB Merger Agreement and the transactions contemplated thereunder;

     o the capitalization of CKB and CKP, including the number of authorized shares of capital stock, the number of shares and the number of options and warrant shares outstanding, and the number of shares reserved for issuance;

     o the compliance of the CKB Merger Agreement with CKB's certificate of incorporation and bylaws, applicable laws, and material agreements;

     o the delivery of financial statements to the Company by a specified date set forth therein;

     o required governmental and third-party consents with respect to the leasehold premises occupied by CKP;

     o absence of any pending or threatened suit, action or proceeding which has not been disclosed in the schedules to the CKB Merger Agreement and which, if determined adversely, would have a material adverse effect;

     o the timely filing by each of CKB and CKP of their respective tax returns, the lack of pending or threatened proceedings, deficiencies or audits with respect to taxes, and certain related tax matters;

     o the absence of any "employee benefit plans" as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA");

     o each of CKB and CKP's compliance with applicable laws and possession of all permits, licenses, certificates and authorizations which are material to the operation of its business;

     o    investment banking fees payable in connection with the transaction;

     o the validity and enforceability of intellectual property owned by CKB and CKP and the absence of intellectual property infringement or contests;

     o the validity of and absence of defaults under certain material contracts and other agreements of CKB and CKP;

     o compliance with laws relating to employees or the workplace, and the absence of material disputes with employees;

     o valid title of each of CKB and CKP to all of the personal property reflected on its financial statements, free and clear of liens;

     o compliance with environmental laws and the absence of environmental liabilities;

     o absence of any material adverse changes or events relating to the business and properties of each of CKB and CKP, its capital stock, or its accounting principles, practices or methods; and

     o    additional customary representations and warranties.

     The CKB Merger Agreement also contains customary representations and warranties of the Company and ZNI relating to, among other things:

     o the corporate organization and existence of each of the Company and ZNI, including that each has been duly incorporated, is validly existing and in good standing with the corporate power to carry on its business as currently conducted, except where the failure of the foregoing would not have a material adverse effect;

     o the authority of each of the Company and ZNI to execute and deliver the CKB Merger Agreement;

     o the compliance of the CKB Merger Agreement with CKB's certificate of incorporation and bylaws, applicable laws, and material agreements;

     o compliance by the Company and ZNI with applicable provisions of any laws, statutes, ordinances or regulations, except for such violations that would not cause a material adverse effect;

     o the adoption by the Company's board of directors of a resolution adopting the CKB Merger Agreement in accordance with Section 202 of the Delaware General Corporation Law;

     o the capitalization of the Company and ZNI, including the number of authorized shares of capital stock, the number of shares and the number of options and warrant shares outstanding, and the number of shares reserved for issuance;

     o    the delivery of financial statements to CKB and CKP;

     o absence of any pending or threatened suit, action or proceeding which has not been disclosed in the schedules to the CKB Merger Agreement and which, if determined adversely, would have a material adverse effect on the Company or ZNI;

     o the timely filing by the Company of its tax returns, the lack of pending or threatened proceedings, deficiencies or audits with respect to taxes, and certain related tax matters;

     o    the absence of any "employee benefit plans" as defined in ERISA;

     o the filing of all material filings required to be filed with the Commission since January 1, 2000;

     o    investment banking fees payable in connection with the transaction;

     o    the Company's total liabilities;

     o    severance payments to be made following the CKB Merger;

     o financings from third-party lenders necessary to complete the CKB Merger; and

     o    additional customary representations and warranties.

POST-MERGER FINANCING

     Pursuant to the terms of the CKB Merger Agreement, the Company was obligated to consummate a private placement of its securities (the "Post-Merger Financing") to raise an additional $500,000 in net proceeds within the thirty days immediately following the consummation of the CKB Merger (the "Post-Merger Financing Amount"). The Company concluded the Post-Merger Financing after raising a total of $460,560. The CKB Merger Agreement provided that, if the

Company did not raise the entire Post-Merger Financing Amount, Messrs. Kushner and DiLorenzo would be entitled to receive additional shares of our Common Stock. However, this provision has been waived by Messrs. Kushner and DiLorenzo and they will receive no such additional Common Stock.

ACTIONS FOLLOWING THE CKB MERGER

     Pursuant to the terms of the CKB Merger Agreement, we agreed to use our best efforts to prepare, file and mail to our stockholders, a proxy statement seeking approval of an amendment to our certificate of incorporation (i) increasing our authorized number of shares of Common Stock to 100,000,000, and
(ii) changing our name from "Zenascent, Inc." to "CKP, Inc." These amendments are reflected in Proposals 5 and 2, respectively.

     In addition, we agreed to use our reasonable best efforts to prepare and file with the Commission within 45 days after the Annual Meeting, and have declared effective under the Securities Act within 150 days following the Annual Meeting, a registration statement on Form SB-2 or such other form as is appropriate in order to register the re-offer and redistribution of the shares of our Common Stock with respect to which Company Shareholders have valid registration rights.

CONTINUING INDEMNIFICATION OF OFFICERS AND DIRECTORS

     For a period of six years following the effective date of the CKB Merger and to the fullest extent permitted under applicable law, customary indemnification will continue to be provided to the former directors, officers or employees and the Company.

INDEMNIFICATION OF THE PARTIES

     Each of the Company and the Stockholders (as applicable, the "Indemnitor") agreed to indemnify, defend and hold harmless the other (each, the "Indemnitee") from and against any and all claims incurred by the Indemnitee which arise out of or result from a misrepresentation or breach of warranty contained in Article 4 of the CKB Merger Agreement or the breach of any covenant, obligation or agreement of and in respect of any covenant, obligation or agreement of an Indemnitor contained in the CKB Merger Agreement. If the amount of the claim or liability is disputed, the controversy in question shall be submitted to arbitration as provided for in the CKB Merger Agreement. The CKB Merger Agreement also sets forth the methods for asserting claims for indemnification, whether they are third party claims, participation claims or non-third party claims. Finally, the CKB Merger Agreement sets forth the method for satisfying the indemnification claims and provides that all decisions to be made by the Company pursuant to the indemnification provisions in the CKB Merger Agreement shall be made by Steven Angel as the Continuing Director.

MERGER WITH BIG CONTENT

     One of the significant conditions precedent to the closing of the CKB Merger Agreement was CKB's acquisition of Big Content by merger (the "Big Content Merger"). On March 15, 2002, CKB satisfied this condition by filing a certificate of merger with the Secretary of State of the State of Delaware, which provided for the merger of Big Content Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of CKB ("BCA") with and into Big

Content. Following the filing of the certificate of merger, BCA ceased to exist and Big Content, as the surviving corporation of the Big Content Merger, became a wholly-owned subsidiary of CKB.

     In connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger (the "Big Content Merger Agreement"), dated as of March 8, 2002, by and among Big Content, BCA, CKB, CKP, Mackin Charitable Remainder Trust, a Florida trust ("Mackin") and Livingston, all issued and outstanding shares of common stock, par value $0.01 per share, of Big Content (the "Big Content Stock") were cancelled and the holders thereof were issued the following consideration: (i) the 6,400,000 shares of Big Content Stock held by Livingston were cancelled and Livingston was issued 24 shares of CKB Stock; (ii) the 2,000,000 shares of Big Content Stock held by James DiLorenzo were cancelled and Mr. DiLorenzo was issued 6 shares of CKB Stock; and (iii) the 1,600,000 shares of Big Content Stock held by Mackin were cancelled and Mackin was issued a 10% Senior Promissory Note, in the original principal amount of $1,000,000, made by CKB to Mackin (the "Mackin Note"). The Mackin Note is secured by certain intellectual property held by Big Content, including, among other things, a film library consisting of approximately 1,200 hours of boxing programming on various media. Interest is payable monthly and the principal is due on March 14, 2012. As additional consideration, on March 8, 2002, CKB made a payment to Livingston in the amount of $50,000.

     On March 15, 2002, Big Content, Mackin and Livingston entered into a Pledge and Security Agreement, pursuant to which Big Content agreed to pledge and assign to Mackin and Livingston its property and assets as collateral to secure both its obligations to pay Livingston a weekly consulting fee pursuant to the terms of the Livingston Consulting Agreement (as defined below) and the monetary obligations of CKB to Mackin pursuant to the Mackin Note. Pursuant to the terms of the Big Content Merger Agreement, on April 30, 2002, the Company, Big Content, CKP, CKB and Livingston also entered into a Consulting Agreement (the "Livingston Consulting Agreement") (see "Certain Relationships and Related Transactions - Livingston Consulting Agreement" under Proposal 1 below). In addition, in connection with the Big Content Merger, on the effective date of the CKB Merger, Mr. Kushner, Mr. DiLorenzo and Livingston entered into a Distribution and Purchase Agreement (the "DPA") (see "Certain Relationships and Related Transactions - Distribution and Purchase Agreement" under Proposal 1 below).

                              RECENT DEVELOPMENTS

     Since the filing of our most recent Quarterly Report of Form 10-QSB on August 19, 2002, there have been a number of noteworthy developments in our structure and operations. These are summarized below.

RESIGNATION OF CHIEF FINANCIAL OFFICER

     On September 25, 2002 John Yeend, our chief financial officer, indicated that he was resigning from this office effective October 11, 2002. Mr. Yeend has indicated that he was resigning to pursue other opportunities and not due to any material disagreement with the Company regarding its accounting or other policies. Mr. Yeend has continued to provide assistance to the Company, on an as-needed basis and on mutually acceptable terms.

AMENDMENT OF SERIES B PREFERRED STOCK AND ISSUANCE OF SERIES D PREFERRED STOCK

Amendment of Series B Preferred Stock; Issuance of Series D Preferred Stock

     In September of this year, the Company's management determined, on the basis of its experience in recent fundraising efforts (See "The CKB Merger Agreement - Post-Merger Financing" below) and its analysis of the current state of the securities markets, that the dominant economic interest of Messrs. Kushner and DiLorenzo in our capital stock represented an impediment to the Company's ability to raise additional capital. This determination was premised on the fact that the Series B and Series C Preferred Stock held by these individuals represented almost 70% of our outstanding capital stock (calculated on an as-converted-to-Common-Stock basis). It was felt that this dominant interest in the Company's future dividends acted to depress the value of our Common Stock (which is often treated as a function of the estimated present value of future dividend payments). On September 30, 2002, in order to make the Company more attractive to potential investors, Messrs. Kushner and DiLorenzo entered into a Stock Amendment and Issuance Agreement with the Company (the "SAIA"), which provided for the modification of the terms of our Series B Preferred Stock (which is currently held only by Messrs. Kushner and DiLorenzo) such that each share of Series B Preferred Stock would be convertible into only 50 shares of Common Stock, as opposed to 100 shares, as previously provided. As a result, the shareholdings of Messrs. Kushner and Lorenzo now represent approximately 51% of our outstanding capital stock (calculated on an as-converted-to-Common-Stock basis). Pursuant to the SAIA, Messrs. Kushner and DiLorenzo also agreed that the aggregate liquidation preference of the Series B Preferred Stock would be reduced by 50%, from $4,860,000 to $2,430,000 (however, the Series D Preferred Stock issued to Messrs. Kushner and DiLorenzo pursuant to the SAIA carries an aggregate liquidation preference of $2,430,000).

     In consideration for their agreement to reduce the conversion ratio of the Series B Preferred Stock by 50%, the SAIA included provisions to maintain Messrs. Kushner and DiLorenzo's voting power in the Company by creating and issuing to them shares of a new class of preferred stock, the Series D Preferred Stock, which would have no right to dividends and would not be convertible into Common Stock, but would vote together with the Common Stock, with each share of Series D Preferred Stock having 50 votes. On October 16, 2002, 339,788.66 shares of Series D Preferred Stock were issued to Mr. Kushner and 59,962.71 shares of Series D Preferred Stock were issued to Mr. DiLorenzo. Accordingly, Messrs. Kushner and DiLorenzo continue to hold almost 70% of the aggregate voting power of our outstanding capital stock.

The Series D Preferred Stock

     The rights, preferences and designations of our Series D Preferred Stock are set forth in the Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock, which was filed with the Secretary of State of Delaware on October 16, 2002 (the "Series D Certificate of Designation"). Our Series D Preferred Stock ranks senior to and has priority over our Common Stock, and junior to our Series A, Series B and Series C Preferred Stock, in each case, as to distributions of assets upon liquidation, dissolution or winding-up, whether voluntary or involuntary, or otherwise.

     The Series D Preferred Stock has full voting rights, with the holders thereof voting with the holders of Common Stock as a single class. Each share of Series D Preferred Stock has 50 votes on all matters on which the Common Stock is authorized to vote. Moreover, without the consent of the holders of at least a majority of the then outstanding shares of our Series D Preferred Stock voting as a class, we cannot alter or change the rights, preferences, privileges, restrictions or conditions of the Series D Preferred Stock.

     Upon a liquidation, dissolution or winding-up of our company (including a sale of all or substantially all of our assets or our merger or consolidation with another company in which we are not the surviving entity and as a result of which our shareholders own less than 50% of the voting power in the surviving entity), holders of our Series D Preferred Stock are entitled to receive, prior to any distribution to the holders of our Common Stock, but after all distributions have been made to the holders of our Series A, B and C Preferred Stock, an aggregate amount equal to $2,430,000.

     The Series D Preferred Stock is not convertible into Common Stock and is not entitled to receive dividends or other distributions from the Company. The Series D Preferred Stock may not be redeemed.

AMENDMENT OF SERIES A PREFERRED STOCK

Amendment of Series A Preferred Stock

     In order to accommodate the wishes of an investor holding Series A Preferred Stock, we agreed to amend the Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock (as so amended, the "Series A Certificate of Designation"). This amendment, which was filed with the Secretary of State of Delaware on October 16, 2002, provides that shares of Series A Preferred Stock can be converted into Common Stock so long as there exists sufficient authorized Common Stock to effect such conversion. Previously, the Series A Preferred Stock could be converted into Common Stock only if there was sufficient authorized Common Stock to effect the conversion of all outstanding shares of Series A Preferred Stock. The amendment also provides that all outstanding Series A Preferred Stock will be automatically converted into Common Stock at such time as our certificate of incorporation is amended to authorize a sufficient number of shares of Common Stock into which all of the issued and outstanding shares of Series A Preferred Stock are convertible. Automatic conversion of the Series A Preferred Stock would thus occur following the approval by our shareholders of Proposal 5 below.

The Series A Preferred Stock

     The rights, preferences and designations of our Series A Preferred Stock are set forth in the Series A Certificate of Designation. The Series A Preferred Stock ranks senior to and has priority over our Common Stock and our Series D Preferred Stock and is subordinate to our Series B and Series C Preferred Stock, in each case, as to payment of dividends, voting, distributions of assets upon liquidation, dissolution or winding-up, whether voluntary or involuntary, or otherwise.

     Pursuant to the terms of the Series A Certificate of Designation, each share of Series A Preferred Stock is convertible, at any time at the option of the holder, into 10 validly issued, fully paid and non-assessable shares of Common Stock. The holders of Series A Preferred Stock are entitled to an adjustment in this conversion rate upon specified events, including stock splits, stock dividends, mergers, consolidations, exchange of shares, recapitalizations or reorganizations.

     The Series A Preferred Stock has full voting rights, with the holders thereof voting with the holders of Common Stock as a single class on an as-converted to Common Stock basis. Accordingly, each outstanding share of Series A Preferred Stock has the voting power of 10 shares of Common Stock.

Moreover, without the consent of the holders of at least a majority of the then outstanding shares of our Series A Preferred Stock voting as a class, we cannot:

     o alter or change the rights, preferences, privileges, restrictions or conditions of the Series A Preferred Stock;

     o do any act or thing to reclassify any outstanding class or series of capital stock of the Company into a class or series of capital stock having preferences or priority as to dividends or assets senior to or on parity with the Series A Preferred Stock;

     o    alter or amend the Company's certificate of incorporation;

     o merge or consolidate with one or more corporations in a transaction pursuant to which the stockholders of the Company hold less than a majority of the voting power of the surviving corporation;

     o    sell all or substantially all of the Company's assets;

     o    voluntarily liquidate or dissolve the Company;

     o declare or pay a dividend (other than a dividend payable solely in shares of Common Stock) on the Common Stock or other securities ranking junior to the Series A Preferred Stock with respect to the payment of dividends; or

     o increase or decrease the size of the authorized number of shares of the Series A Preferred Stock.

     Upon a liquidation, dissolution or winding-up of our company (including a sale of all or substantially all of our assets or our merger or consolidation with another company in which we are not the surviving entity and as a result of which our shareholders own less than 50% of the voting power in the surviving entity), holders of our Series A Preferred Stock are entitled to receive, prior to any distribution to the holders of our Common Stock and Series D Preferred Stock, but after all distributions have been made to the holders of our Series B and C Preferred Stock, an aggregate amount equal to the sum of (i) $405,000 and
(ii) any due but unpaid dividends on the Series A Preferred Stock. On the effective date of the filing of an amendment to the Company's certificate of incorporation which authorizes a sufficient number of shares of Common Stock to enable the conversion of all of the issued and outstanding shares of Series A Preferred Stock, the Series A Preferred Stock will be automatically converted into Common Stock.

     The Series A Preferred Stock is entitled to receive cumulative dividends per share at the rate of eight percent (8%) per annum of the per share liquidation preference of approximately $3, which will accrue daily from the date of issuance of the Series A Preferred Stock, and which will be compounded quarterly.

     The Series A Preferred Stock may not be redeemed.

BUSTER MATHIS LITIGATION

     In December 2001, Buster Mathis, a boxer, filed an action against CKP and Mr. Kushner in the United States District Court, Southern District of New York alleging fraud and unjust enrichment relating to a fight against Mike Tyson in December 1995. On October 17, 2002, a jury awarded Mr. Mathis $702,000 (including interest at the rate of 9% per annum from December 16, 1995), and the Company has established a reserve for the quarter ended September 30, 2002 in the amount of $702,000. While we believe we have valid grounds for appeal and it is our current intention to do so, a material adverse effect on our profits, results of operations, financial condition and future prospects could result from the failure of an appeal, or if we fail to negotiate a favorable payment arrangement with Mr. Mathis.

DEFAULT ON LINE OF CREDIT

     On October 15, 2002, CKP, CKB, Mr. Kushner and Mr. DiLorenzo received a notice from Compass Bank that CKB's obligations under its line of credit with the bank are past due and CKB is accordingly in default. The notice demanded repayment of approximately $250,000 by October 28, 2002. This loan is secured by a mortgage recorded on Mr. Kushner's residence. Further, the loan is secured by a personal guaranty by Mr. Kushner in the full loan amount and by Mr. DiLorenzo in the amount of $37,500. The Company is currently in the process of attempting to locate replacement financing. There could be a material, adverse effect on our financial condition and future prospects if refinancing is unsuccessful or we are unsuccessful in negotiating a favorable payment arrangement.

                                  RISK FACTORS

     Our shareholders should carefully consider the following risks before deciding to make or dispose of an investment in the Company. If any of the following risks actually occur, our revenues, profits, results of operations, financial condition and/or future prospects may suffer. As a result, the trading price of our Common Stock could decline, and you may lose all or part of your investment.

     IT IS DIFFICULT TO EVALUATE OUR BUSINESS AND PROSPECTS BECAUSE WE HAVE A LIMITED OPERATING HISTORY AS A PUBLIC COMPANY.

     We were formed in February 1996, and from December 2000 until we completed the CKB Merger in April 2002, we were a public "shell" corporation which conducted no meaningful business operations and had no revenue. Accordingly, our limited operating history, particularly as a combined company with CKB, makes it difficult to evaluate our current business and prospects or to accurately predict our future revenue or results of operations. Our future revenue and income potential are unproven as a public operating company.

OUR OPERATING RESULTS MAY PROVE UNPREDICTABLE, AND OUR COMMON STOCK PRICE MAY DECREASE OR FLUCTUATE SIGNIFICANTLY.

     Our operating results are likely to fluctuate significantly in the future due to a variety of factors, many of which are outside of our control. Because our operating results are difficult to predict, in some future quarters our operating results may fall below the expectations of securities analysts and investors. If this happens, the trading price of our Common Stock may fall significantly. Factors that affect our quarterly and annual operating results include, among other things, the following:

     o    our ability to establish and strengthen brand awareness;

     o    our success in promoting our boxers and boxing-related content;

     o the amount and timing of costs relating to our marketing efforts or other initiatives;

     o our ability to enter into favorable contracts with boxers, content distributors, developers, and other parties;

     o    acquisition-related costs;

     o    our ability to compete in a highly competitive market; and

     o the economic trends specifically affecting the sports and entertainment business, as well as general economic conditions in the markets we serve.

IF WE DO NOT MANAGE OUR GROWTH EFFICIENTLY, WE MAY NOT BE ABLE TO OPERATE OUR BUSINESS EFFECTIVELY.

     We expect to significantly expand our operations as a result of the consummation of the CKB Merger, and we will seek additional financing to fund such expansion. If we expand our operations, we may strain our management, operations, systems and financial resources. To manage our future growth, we must improve and effectively utilize our existing operational, management, marketing and financial systems, successfully recruit, hire and manage personnel and maintain close coordination among our boxers, technical, finance, marketing, sales and production staffs. We may need to hire additional personnel in all areas of our business during 2003. In addition, we may also need to improve our accounting systems and procedures and computer software and hardware systems in order to operate our business more effectively and manage our expansion. We also will need to manage an increasing number of complex relationships with boxers, boxing talent, strategic partners, advertisers and other third parties. Our failure to effectively manage our growth could disrupt our operations and ultimately prevent us from generating the revenue we expect.

MANY OF OUR BOXING AGREEMENTS ARE SHORT-TERM AND WE FACE THE RISK OF LOSING THEM TO COMPETITORS WITH GREATER RESOURCES.

     We believe that our future success depends in large part upon our ability to maintain our existing relationships with boxers. Our agreements with many of our boxers have a term of less than three years, and these boxers generally have the option of electing whether or not to renew their contracts upon expiration. If we become unable to provide valuable services to our existing boxers, or if we otherwise fail to maintain good relations with such boxers, they may elect to terminate or fail to renew their agreements with us. In addition, if we cannot provide adequate incentives for these boxers to remain with us, our efforts to sign new boxers may be impaired. Furthermore, historically, when boxers have achieved substantial commercial success they have sought to renegotiate the terms of their agreements. This may adversely affect our future profitability with respect to such boxers.

WE ARE DEPENDENT ON OUR BOXERS.

     Our success depends, in large part, upon our ability to recruit and retain athletic talent. We cannot assure you that we will be able to continue to identify and retain such talent in the future. Additionally, we cannot assure you that we will be able to retain our current talent when their contracts expire. Our failure to attract and retain key talent, or a serious or untimely injury to, or the death of, any of our key talent, would likely lead to a decline in the appeal of our events, which would adversely affect our ability to generate revenues.

WE PARTIALLY DEPEND UPON OUR EXISTING BOXERS TO ATTRACT NEW BOXERS.

     In order for us to sign new boxers, our principal existing boxers must remain with us and sustain their success and popularity. Our business would be adversely affected by:

     o our inability to recruit new boxers with commercial promise and to enter into production and promotional agreements with them;

     o    the loss of talent and/or popularity of our existing boxers;

     o    increased competition to maintain relationships with existing boxers;
          o non-renewals of current agreements with existing boxers; and

     o    poor performance or negative publicity of existing boxers.

IF WE FAIL TO PERFORM OUR OBLIGATIONS UNDER A PLEDGE AND SECURITY AGREEMENT, THE SECURED PARTIES MAY FORECLOSE ON THEIR SECURITY INTEREST IN OUR BOXING FILM LIBRARY ASSETS.

     Our subsidiary, Big Content, has granted a first priority security interest in certain intellectual media assets to Livingston Investments, LLC and certain of its affiliates as collateral for our payment obligations under various agreements (see "Certain Relationships and Related Transactions - Obligations to Shareholders" under Proposal 1 below). If we fail to perform our obligations under these agreements, the secured party may seize these assets. In such event, we would lose our rights to our valuable library of boxing films. If this were to occur, our revenues, profits, results of operations, financial condition and future prospects would be materially and adversely affected.

FUTURE ACQUISITIONS OR EXPANSIONS MAY DISRUPT OUR BUSINESS OR DISTRACT OUR MANAGEMENT.

     Our core operations have consisted of marketing, promoting and distributing our live and televised boxing events. Our current strategic objectives include not only further developing and enhancing our existing business, but also entering into new or complementary businesses, such as the creation of new forms of entertainment and brands, the development of new television programming and the development of branded location-based entertainment businesses. The following risks are associated with expanding into new or complementary businesses by acquisition, strategic alliance, investment, licensing or other arrangements:

     o potential diversion of management's attention and resources from our existing business and an inability to recruit or develop the necessary management resources to manage new businesses;

     o unanticipated liabilities or contingencies from new or complementary businesses or ventures;

     o reduced earnings due to increased goodwill amortization, increased interest costs and additional costs related to the integration of acquisitions;

     o potential reallocations of resources due to the growing complexity of our business and strategy;

     o competition from companies then engaged in the new or complementary businesses that we are entering;

     o    possible additional regulatory requirements and compliance costs;

     o dilution of our shareholders' percentage ownership and/or an increase of our leverage when issuing equity or convertible debt securities or incurring debt; and

     o potential unavailability of acceptable terms, or at all, of additional financing necessary for expansion.

BECAUSE A SUBSTANTIAL PORTION OF OUR REVENUES WILL BE DERIVED FROM THE SALE OF LICENSE RIGHTS AND/OR ADVERTISING OF OUR EVENTS AND PROGRAMS, AN ECONOMIC DOWNTURN THAT RESULTS IN A REDUCTION IN DISCRETIONARY SPENDING BY CONSUMERS ON ENTERTAINMENT COULD ADVERSELY AFFECT OUR BUSINESS.

     A substantial portion of our revenues will be derived from, and our future success will be dependent upon, sales of license rights, advertising and other boxing-related merchandise. If the economy suffers a recession or other long-term disruption, and consumers reduce their discretionary spending on entertainment-related products and services, it is likely that we would experience a decline in revenues, which would materially harm our profits, results of operations, financial condition and future prospects.

UNLESS OUR BOXERS DEVELOP A STRONG BRAND IDENTITY, OUR BUSINESS MAY NOT CONTINUE TO GROW AND OUR FINANCIAL RESULTS MAY SUFFER.

     We believe that historical growth and brand recognition are important factors not only in persuading boxers to choose us as their promoter, but also in our ability to effectively utilize the dominant marketing resources in the sports entertainment industry (television, radio, public relations, trade publications, etc.). We believe that continuing to strengthen our brand will be critical to attracting boxers. However, brand promotion activities may not yield increased revenues, and even if they do, any increased revenues may not offset the expenses we incur in building our brand.

OUR SPORTS ENTERTAINMENT OFFERINGS MAY NOT BE COMMERCIALLY SUCCESSFUL.

     We expect a significant amount of our revenue to come from the production and distribution of our events and programs, as well as the use of our events in television programs. The success of these offerings depends primarily upon their acceptance by the public, which is difficult to predict. The commercial success of an event or program depends on the quality and acceptance of competing offerings released into the marketplace at or near the same time, the availability of alternative forms of entertainment and leisure-time activities, general economic conditions and other tangible and intangible factors, all of which can change quickly. Because we expect the popularity of our offerings to be a significant factor driving the growth of our company, our failure to produce events and programs with broad consumer appeal could materially harm our business and prospects for growth.

OUR FAILURE TO CONTINUE TO CREATE POPULAR EVENTS AND PROGRAMS WOULD LIKELY LEAD TO A DECLINE IN OUR ABILITY TO GENERATE REVENUES.

     The creation, marketing and distribution of our live and televised entertainment, including pay-per-view events, is the core of our business and is critical to our ability to generate revenues. Our failure to continue to create popular live events and televised programming would likely lead to a decline in our television ratings and attendance at our live events. Such a decline would adversely affect our ability to generate revenues.

WE MAY HAVE LOWER REVENUES IF WE ARE UNABLE TO SECURE APPROPRIATE ATHLETES, EVENTS AND VENUES.

     As a participant in the sports and entertainment industry, our ability to generate revenues is highly sensitive to public tastes, which are unpredictable. A change in public tastes, an increase in competition or a lack of boxer or event availability could damage our business, financial condition and results of operations. Similarly, our ability to generate revenues from live entertainment events may be limited if other competitive forms of entertainment are available. Since we rely on unrelated parties to create and perform live boxing content, any lack of availability of popular athletes, boxing venues, boxing trainers, broadcast personalities, and other performers could limit our ability to generate revenues.

THE SPORTS AND ENTERTAINMENT INDUSTRY IS EXTREMELY COMPETITIVE AND WE MAY NOT BE ABLE TO COMPETE SUCCESSFULLY AGAINST OTHER PROMOTERS, BOTH LARGE AND SMALL, FOR BOTH BOXERS AND THE PUBLIC'S ATTENTION.

     The market for the promotion and distribution of boxers, boxing events and boxing-related content is extremely competitive and rapidly changing. We face competitive pressures from numerous actual and potential competitors. Many of our competitors in the promotion business, such as Don King Productions, Top Rank and Main Events, have substantial competitive advantages over us, including longer operating histories, significantly greater financial, technical and marketing resources, greater brand name recognition, better distribution channels, larger existing customer bases' and more popular content or boxers. Similarly, the content production and distribution side of our business faces competition from these sources, as well as major media concerns such as Walt Disney's ESPN network, which is actively involved in marketing its own library of boxing-related content.

     Our competitors may be able to respond more quickly to new or emerging technologies and changes in the public's tastes and devote greater resources to identify, develop and promote boxers, and to distribute and sell their offerings, than we can.

THE MEMBERS OF OUR MANAGEMENT TEAM HAVE NO EXPERIENCE IN LEADERSHIP ROLES IN A PUBLIC COMPANY.

     Prior to our merger transaction with CKB, our management team was operating CKB as a private company. There are significant additional responsibilities that come with running a public company, including, without limitation, greatly increased disclosure obligations, restrictions on selective disclosure, and, potentially, liaison with the media and analyst community. We cannot assure you that our management team will be able to successfully discharge these additional responsibilities, and their failure to do so could have a material adverse effect on the trading price of our Common Stock and, potentially, our revenues, profits, results of operations, financial condition and future prospects.

THE LOSS OF CERTAIN KEY MANAGEMENT AND CREATIVE PERSONNEL COULD MATERIALLY AND ADVERSELY AFFECT OUR BUSINESS.

     Our future success depends to a significant extent on the continued services of our senior management, particularly Cedric Kushner and James DiLorenzo, and other key creative personnel. We do not have employment agreements with Messrs. Kushner or DiLorenzo. Moreover, do not have key-man insurance on Messrs. Kushner or DiLorenzo. The loss of Messrs. Kushner or DiLorenzo, or certain other key employees, would likely have a material and adverse effect on our business. Competition for talented personnel throughout our industry is intense and we may be unable to retain our current key employees or attract, integrate or retain other highly qualified employees in the future. We have in the past experienced, and we expect to continue to experience, difficulty in hiring and retaining highly skilled employees with appropriate qualifications. If we do not succeed in attracting new personnel or retaining and motivating our current personnel, our business could be adversely affected.

WE MAY BE LIABLE TO THIRD PARTIES FOR CERTAIN LICENSE RIGHTS AND OTHER CONTENT THAT WE PRODUCE AND DISTRIBUTE.

     We may be liable to third parties for certain license rights and other content that we produce and distribute. We attempt to minimize these types of liabilities by requiring representations and warranties relating to our ownership of and rights to use and distribute such material. However, alleged liability could harm our business by damaging our reputation, requiring us to incur legal costs in defense, exposing us to awards of damages and costs and diverting management's attention away from our business.

WE HAVE PAID NO DIVIDENDS ON OUR COMMON STOCK.

     We have paid no cash dividends on our Common Stock in the past and we do not intend to pay any such dividends in the foreseeable future. It is anticipated that we will reinvest future profits from our operations, if any, into our business and there is no assurance that we will ever pay dividends to holders of our Common Stock.

A MAJORITY OF THE VOTING POWER OF OUR STOCK IS HELD BY OUR SENIOR MANAGEMENT.

     By virtue of their collective ownership of almost 70% of the aggregate voting power of our outstanding voting securities, Cedric Kushner, our President and James DiLorenzo, our Executive Vice President, Secretary and Treasurer, have the ability to elect all of our directors, who in turn elect all executive officers, without regard to the votes of other stockholders. Accordingly, our stockholders other than Messrs. Kushner and DiLorenzo will have extremely limited power to influence our management and operations through the election of directors or otherwise.

WE MAY NOT BE ABLE TO SECURE ADDITIONAL FINANCING TO MEET OUR FUTURE CAPITAL NEEDS ON TERMS ACCEPTABLE TO US, OR AT ALL.

     If we are unable to generate sufficient cash flows from operations to meet our anticipated needs for working capital and capital expenditures, we will need to raise additional funds to promote our brand and operate and expand our business. We may be unable to obtain any required additional financing on terms favorable to us, if at all. If adequate funds are not available on acceptable terms, we may be unable to fund our expansion, attract new boxers and promote existing boxers, create additional boxing-related content, respond to competitive pressures or take advantage of acquisition opportunities, any of which could have a material adverse effect on our business. If we raise additional funds through the issuance of equity securities, our stockholders may experience significant dilution of their ownership interest, and the newly-issued securities may have rights superior to those of our Common Stock. If we raise additional funds by issuing debt, we may be subject to limitations on our operations, including limitations on the payment of dividends to our stockholders.

WE ARE IN DEFAULT UNDER A LINE OF CREDIT AND NEED TO SECURE ALTERNATIVE FINANCING TO REPLACE THIS CREDIT LINE.

     On October 15, 2002, CKP, CKB, Mr. Kushner and Mr. DiLorenzo received a notice from Compass Bank that CKB's obligations under its line of credit with the bank are past due and CKB is accordingly in default. The notice demanded repayment of approximately $250,000 by October 28, 2002. This loan is secured by a mortgage recorded on Mr. Kushner's residence. Further, the loan is secured by a personal guaranty by Mr. Kushner in the full loan amount and by Mr. DiLorenzo in the amount of $37,500. The Company is currently in the process of attempting to locate replacement financing. There could be a material, adverse effect on our revenues, profits, results of operations, financial condition and future prospects if refinancing is unsuccessful or we are unsuccessful in negotiating a favorable payment arrangement.

WE NEED TO SECURE ALTERNATIVE FINANCING TO SATISFY CERTAIN JUDGMENTS AGAINST US.

     In July, 2002, CKP and Cedric Kushner agreed to a stipulation for judgment against Mr. Kushner by Zomba Recording Corporation ("Zomba") related to amounts owed Zomba under an Amended and Restated Promissory Note dated August 2, 2001 in the amount of $762,876. Further, in August, 2002, Mr. Kushner executed a Mortgage Security Agreement granting a security interest in an apartment property owned by Mr. Kushner to Zomba. As of June 30, 2002, the unpaid balance owed to Zomba by CKP was approximately $455,000. There could be a material, adverse effect on our revenues, profits, results of operations, financial condition and future prospects if we are unsuccessful in securing financing to fund this obligation.

OUR INDEPENDENT ACCOUNTANTS HAVE RAISED SUBSTANTIAL DOUBTS REGARDING OUR ABILITY TO CONTINUE AS A GOING CONCERN.

     Since our inception in 1996 through January 31, 2002, we have incurred recurring losses of approximately $26,861,000 and have failed to generate cash from our operating activities. Additionally, at January 31, 2002, we had a shareholders' deficit of approximately $757,000 and our current liabilities exceeded current assets by approximately $759,000. These factors, among others, led our prior independent accountants, Wolinetz, Lafazan & Company, P.C., to raise substantial doubt about our ability to continue as a going concern in our most recent Annual Report on Form 10-KSB.

     As of June 30, 2002, the Company had a working capital deficit of approximately $5,608,000 and a shareholders' deficit of approximately $8,675,000. These factors, among others, led our independent accountants, BDO Seidman, LLP, to raise substantial doubt about CKB's ability to continue as a going concern in our Current Report on Form 8-K/A filed with the Commission on July 16, 2002.

     In light of the above, our continuation as a company is dependent upon our achieving sufficiently profitable operations and obtaining adequate financing to meet our near-term cash needs. In order to improve cash flow, many of our employees and consultants, including our senior management have agreed to temporary reductions in base salary or consulting fees, as applicable, ranging from 16.7% to 56%.

THE CONVERSION OR EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND CONVERTIBLE SECURITIES WILL DILUTE OUR CURRENT STOCKHOLDERS' OWNERSHIP INTEREST AND COULD HAVE A NEGATIVE IMPACT ON THE MARKET PRICE OF OUR COMMON STOCK.

     In connection with the CKB Merger, we issued to the former CKB stockholders Series B and C Preferred Stock and Common Stock purchase warrants convertible or exercisable, as applicable, into an aggregate of approximately 23,279,778.5 shares of our Common Stock. Since September 2001, we have also been raising funds through the issuance of convertible notes. We intend to issue a total of approximately 895,857 shares of Common Stock in connection with the conversion of outstanding convertible notes. In addition, we have issued 117,500 shares of Series A Preferred Stock convertible into 1,175,000 shares of our Common Stock, 8,024,607 additional Common Stock options and warrants, and we intend to reserve 1,000,000 additional shares of Common Stock for issuance under our proposed 2002 Stock Option Plan. Once converted into or exercised for Common Stock, all of these securities will eventually be eligible for sale in the public market. Sales of a substantial number of shares could significantly reduce the market price of our Common Stock. Moreover, such sales could make it more difficult for us to sell equity or equity-related securities in the future at a time and price that we deem appropriate.

OUR STOCK PRICE MAY DECLINE IN THE FUTURE, AND A PUBLIC MARKET MAY NOT DEVELOP OR EXIST FOR YOU TO SELL OUR COMMON STOCK.

     Our Common Stock is quoted on the Over-the-Counter Bulletin Board (the "OTCBB"). Prior to the CKB Merger, there was a limited trading market for our shares, because we had no business operations or revenues. An active trading market may not develop in the future, or if one does develop, be sustained. If an active trading market does develop, the market price of our Common Stock is likely to be highly volatile due to, among other things, the nature of our business and because we are effectively a new public company with a limited operating history. The market price of our Common Stock may also fluctuate significantly in response to the following factors, most of which are beyond our control: variations in our quarterly operating results; changes in securities analysts estimates of our financial performance; changes in general economic conditions and in the sports and entertainment industry; changes in market valuations of similar companies; announcements by us or our competitors of significant new contracts with boxers, acquisitions, strategic partnerships or joint ventures, or capital commitments; loss of a major boxer, partner or joint venture participant or the failure to effectively exploit the Library; and the addition or loss of key managerial and creative personnel.

     The equity markets have, on occasion, experienced significant price and volume fluctuations that have affected the market prices for many companies' securities and that have often been unrelated to the operating performance of these companies. Any such fluctuations may adversely affect the market price of our Common Stock, regardless of our actual operating performance. As a result, stockholders may be unable to sell their shares, or may be forced to sell them at a loss.

PURCHASERS OF OUR SECURITIES MAY BE ADVERSELY AFFECTED BY THE PENNY STOCK REGULATIONS.

     As noted above, our Common Stock currently trades on the OTCBB. Unless and until our Common Stock is quoted on the NASDAQ automated quotation system or on a national securities exchange, and for so long as the Common Stock trades below $5.00 par share, the Common Stock may continue to be deemed a "penny stock" as defined in the Exchange Act and be covered by Rule 15g-9 of the Exchange Act. That rule imposes additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse). For transactions covered by

Rule 15g-9, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to sale. In addition, prior to effecting any penny stock transaction, the broker-dealer must provide a customer with a document that discloses the risks of investing in the penny stock market, including a description of the broker-dealer's duties to the customer and the rights and remedies available to the customer, explain the nature of "bid" and "ask" prices in the penny stock market, supply a toll-free telephone number to provide information on disciplinary histories and describe all significant terms used in such disclosure document. Consequently, the requirements of Rule 15g-9 will continue to affect the willingness of broker-dealers to sell our securities and therefore make it more difficult for our shareholders to trade our Common Stock.

WE COMPETE FOR ATTENDANCE, BROADCAST AUDIENCES AND ADVERTISING REVENUE.

     We compete for entertainment and advertising dollars with professional and college sports and with other entertainment and leisure activities. We face competition from professional and college baseball, basketball, hockey and/or football, among other activities, in most cities in which we hold live events. We also compete for attendance, broadcast audiences and advertising revenue with a wide range of alternative entertainment and leisure activities.

     This competition could result in a significant loss of viewers, venues, distribution channels or performers and fewer entertainment and advertising dollars spent on our form of sports entertainment, any of which could have a material adverse effect on our revenues, profits, results of operations, financial condition and future prospects.

WE RELY ON INTELLECTUAL AND OTHER PROPERTY RIGHTS.

     We regard the protection of our copyrights, trademarks and service marks as critical to our future success, and, in particular, to are ability to create and exploit boxing-related content. We rely on a federal and international of copyright and trademark statutes, as well as contractual restrictions, to establish and protect our intellectual property and other proprietary rights in products and services. However, there can be no assurance that these contractual arrangements or the other steps taken by us to protect our intellectual property and proprietary rights will prove sufficient to prevent misappropriation of them, or to deter independent third-party development of similar rights which may inferring upon ours. We plan to pursue the registration of its trademarks, service marks and copyrights in the United States and internationally to the extent feasible, however, effective trademark and copyright protection may not be economically viable, and even if it is, we may not have the financial capacity in the future to protect, enforce and defend our rights against competitors with greater resources.

     It is possible that in the future, we may license some of our proprietary rights, such as trademarks or copyrighted material, to third parties. While we will attempt to ensure that the quality of our brand is maintained by such licensees, there can be no assurance that such licensees will not take actions that might materially adversely affect the value of our proprietary rights or reputation, which could have a materially adverse effect on our revenues, profits, results of operations, financial condition and future prospects.

     To date, we have not been notified that our intellectual properties infringe on the proprietary rights of any third party, but there can be no assurance that third parties will not claim infringement by us with respect to the past, current or future use of these assets. Any such claim, whether meritorious or not, could be time-consuming, result in costly legal proceedings and/or settlement arrangements, or require us to enter into royalty or licensing agreements. Such royalty or licensing agreements might not be available on terms acceptable to us, or at all. As a result, any such claim could have a materially adverse effect upon our revenues, profits, results of operations, financial condition and future prospects.

OUR OPERATIONS ARE AFFECTED BY GENERAL ECONOMIC CONDITIONS AND PUBLIC TASTES.

     Our operations are affected by general economic conditions, and therefore our future success is unpredictable. The demand for entertainment and leisure activities tends to be highly sensitive to consumers' disposable incomes, and thus a decline in general economic conditions could result in our fans or potential fans having less discretionary income to spend on our live and televised entertainment and branded merchandise, which could have an adverse effect on our business and/or prospects. Public tastes are unpredictable and subject to change and may be affected by changes in the country's political and social climate. A change in public tastes or a decline in general economic conditions may adversely affect our future success.

THE PHYSICAL NATURE OF OUR EVENTS AND EXTENSIVE TRAVEL EXPOSES OUR BOXERS AND EMPLOYEES TO RISKS.

     Our boxers and our employees who are involved in the production of those events are exposed to the risk of travel and performance-related accidents, the consequences of which may not be fully covered by insurance. The physical nature of our events exposes our boxers to the risk of serious injury or death. Although we have general liability insurance and umbrella insurance policies, and although our performers are responsible for obtaining their own health, disability and life insurance, we cannot assure you that the consequences of any accident or injury will be fully covered by insurance. Our liability resulting from any accident or injury not covered by our insurance could have a material adverse effect on our revenues, profits, results of operations, financial condition and future prospects.

WE RELY ON CERTAIN LICENSES TO OPERATE.

     In various states in the United States and some foreign countries, athletic commissions and other applicable regulatory agencies require us to obtain promoters licenses, performers licenses, medical licenses and/or event permits in order for us to promote and conduct our live events. In the event that we fail to comply with the regulations of a particular jurisdiction, we may be prohibited from promoting and conducting our live events in that jurisdiction. The inability to present our live events over an extended period of time or in a number of jurisdictions would lead to a decline in the various revenue streams generated from our live events, which could have an adverse effect on our profits, results of operations, financial condition and future prospects.

WE HAVE EXPOSURE TO PENDING LITIGATION.

     On November 13, 2001, Golden Gloves (PTY) Limited, a boxing promoter based in Johannesburg, South Africa ("Golden Gloves"), commenced a legal action in the Supreme Court of the State of New York, County of New York against CKP and Mr. Kushner. Golden Gloves alleges that CKP breached an agreement to share certain profits related to certain boxers. This matter is still pending. The Company has reserved an estimated amount of $600,000 based on management's and outside legal counsel's estimate of what they believe will be payable under the agreement, however, an unfavorable outcome could have a material adverse effect on the Company's revenues, profits, results of operations, financial condition and future prospects.

     In December 2001, Buster Mathis, a boxer, filed an action against CKP and Mr. Kushner in the United States District Court, Southern District of New York alleging fraud and unjust enrichment relating to a fight against Mike Tyson in December 1995. On October 17, 2002, a jury awarded Mr. Mathis $702,000 (including interest at the rate of 9% per annum from December 16, 1995), and the Company has established a reserve for the quarter ended September 30, 2002 in the amount of $702,000. While we believe we have valid grounds for appeal and it is our current intention to do so, a material adverse effect on our profits, results of operations, financial condition and future prospects could result from the failure of an appeal, or if we fail to negotiate a favorable payment arrangement with Mr. Mathis.

     On August 23, 2002, the Company agreed to a stipulation for judgment against the Company by a boxer relating to shared profits owed to the boxer. The Company has agreed to pay the boxer approximately $610,000 plus interest by Feb. 28, 2003.

     In the normal course of business, the Company is involved in disputes concerning contractual rights and breaches of contract related to its boxers and the promotion of boxing events, certain service providers and other issues. At June 30, 2002, the Company had accrued an aggregate of approximately $213,000, representing its estimated liability from these disputes. There can be no assurance that any future legal proceedings will not have a material adverse affect on the Company.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     At the Annual Meeting, three directors are to be elected to the Board of Directors, each to hold office until our 2003 Annual Meeting of shareholders and until his or her successor is duly elected and qualified. Unless otherwise specified, proxies solicited hereby will be voted for the election of the nominees listed below, however, discretionary authority may be exercised to vote for a substitute. No circumstances are presently known that would render any nominee listed below unavailable. All of the nominees are existing members of the Board of Directors.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

     Steven Angel, 26, has been a director since January, 2000, and served as our Executive Vice President and Secretary from January 14, 2000 through April 30, 2002. From 1998 through 2000, Mr. Angel was the Vice President of Power Punch Promotions. From 1994 to 1998, Mr. Angel attended the University of Maryland, where he received a Bachelor of Science degree in marketing.

     Cedric Kushner, 53, became our President and a director on April 30, 2002. Mr. Kushner has served as president of Cedric Kushner Boxing, Inc. ("CKB") and its predecessor companies since 1974. From 1974 to 1982, Mr. Kushner was one of the premier rock `n' roll promoters in the United States. He promoted the likes of Steppenwolf, Fleetwood Mac, Bob Segar, Rod Stewart, Journey, Joni Mitchell and the Rolling Stones. Since 1982, Mr. Kushner has steadily established himself as a respected promoter in the world of boxing. Currently, CKB promotes world champion and top contender boxers.

     James DiLorenzo, 37, became our Executive Vice President, Secretary and Treasurer, as well as a director, on April 30, 2002. Mr. DiLorenzo joined CKB's predecessor in 1991 and became a partner in 1998. Mr. DiLorenzo has served as executive vice president, secretary and treasurer of CKB and its predecessor since 1999. Mr. DiLorenzo created the popular "Heavyweight Explosion" and "ThunderBox" series and is currently the head of all of CKB's media endeavors. Mr. DiLorenzo also manages CKB's international and domestic television distribution.

VOTE REQUIRED

     The affirmative vote of a plurality of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are represented in person or by properly executed proxy at the Annual Meeting, is required to approve the election of each of the above nominees for Director. Under applicable Delaware law, in determining whether a nominee has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

          YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR DISCUSSED ABOVE TO HOLD OFFICE UNTIL THE 2003 ANNUAL MEETING AND UNTIL EACH SUCH PERSON'S SUCCESSOR IS DULY ELECTED AND QUALIFIED.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The CKB Merger

     As described above under "Change-in-Control: The CKB Merger," the CKB Merger was consummated on April 30, 2002. In connection with the CKB Merger, the CKB Stock held by Messrs. Kushner and DiLorenzo was converted into 399,751.37 shares of our Series B Preferred Stock and 5,584.42 shares of our Series C Preferred Stock. These shareholdings, combined with 13,493 shares of Common Stock acquired by Mr. Kushner prior to the CKB Merger, make Messrs. Kushner and DiLorenzo the holders of a total of approximately 70% of the aggregate voting power of all of our outstanding voting securities having the right to vote on the election of directors. In addition, the CKB Stock held by Livingston was converted into a warrant to acquire 1,000,000 shares of Common Stock (this warrant was subsequently amended to cover only 500,000 shares of Common Stock, but at 50% of the original exercise price) as well as 22,337.68 shares of our Series C Preferred Stock (convertible into 2,233,768 shares of Common Stock), making Livingston the holder of a total of approximately 3.84% of the aggregate voting power of all of our outstanding voting securities having the right to vote on the election of directors. Note, however, that the Company lacks sufficient authorized shares of Common Stock to allow the full conversion and exercise of this preferred stock and warrants unless Proposal 5 in this proxy statement is approved by our shareholders. See "Change In Control: The CKB Merger - Merger Consideration" above for further discussion regarding the CKB Merger consideration.

The CKB Notes

     As discussed above in the Section entitled "The CKB Merger Agreement - the CKB Merger," one of the conditions precedent to CKB's obligations under the CKB Merger Agreement which was satisfied prior to the CKB Merger was the making of a bridge loan of at least $300,000 (the "Bridge Loan") by the Company to CKP for a period of one year and at an annual interest rate of ten percent. The Bridge Loan was in addition to $225,000 that had already been advanced by the Company to CKP (as discussed below) and $595,000 in financing raised directly by CKP.

     March 2002 Note. Between December 2001 and April 2002, the Company raised $525,000 in gross proceeds through the issuance of convertible promissory notes and Common Stock purchase warrants to accredited investors. The Company lent $246,500 of the gross proceeds of this private placement, along with $50,000 in other funds, to CKP pursuant to a promissory note, dated March 8, 2002, in the principal amount of $296,500, in favor of the Company and payable by CKP (the "CKP Note"). The principal amount outstanding under the Note was to accrue interest at the rate of ten percent per year starting (i) with respect to $50,000 of the principal amount of this Note on August 2, 2001, (ii) with respect to $100,000.00 of the principal amount of this Note on January 9, 2002,
(iii) with respect to $50,000.00 of the principal amount of this Note on January 24, 2002, (iv) with respect to $30,000.00 of the principal amount of this Note on February 22, 2002, and (v) with respect to the remaining principal portion of this Note ($66,500.00) on March 8, 2002. The principal and accrued interest under the CKP Note was payable on or before the earlier of January 31, 2002 and the occurrence of one of the events of default listed in the CKP Note. Following the consummation of the CKB Merger, the CKP Note was forgiven in its entirety by the Company.

     Under Section 1.4(c) of the CKB Merger Agreement, the Company and CKP acknowledged CKP's receipt of $820,000 from the Company and certain third party lenders. The $820,000 amount is comprised of $595,000 raised directly by CKP and $225,000 from the March, 2002 Note. The remaining $71,500 of the $296,500 Advances was applied to the Company's obligation to secure the Bridge Loan.

     $300,000 Loan. In March 2001, the Company raised a total of $444,000 as part of its ongoing private placement of convertible promissory notes and Common Stock purchase warrants. $228,500 of the net proceeds of the private placement were lent to CKP and applied to the Company's obligation to secure the Bridge Loan. The remaining net proceeds from this private placement have been applied to the Post-Merger Financing Amount (see "The CKB Merger Agreement - Post-Merger Financing"). The $228,500 in advances referred to above were evidenced by demand promissory notes (the "Demand Notes"). The principal amounts under the Demand Notes is payable on demand after April 30, 2002 or upon the occurrence of one of the events of default specified in the Demand Notes. Following the consummation of the CKB Merger, the Demand Notes were forgiven in their entirety.

Obligations to Shareholders

     CKP owes our President, Cedric Kushner, the principal sum of $253,000 (which outstanding amount accrues interest at a rate equal to 7% per year) pursuant to a promissory note dated September 16, 2002. The promissory note is payable on or prior to September 16, 2005.

     A subsidiary of CKB owes our President, Cedric. Kushner, approximately $157,000 for accrued rent as of June 30, 2002.

     As discussed above in the Section "The CKB Merger Agreement - Merger with Big Content," the Mackin Note, as well as the Company's obligations to pay the Consulting Fee (as defined below under "Livingston Consulting Agreement") are secured by a first-priority lien on a film library of certain boxing programming owned by a CKB affiliate (the "Library"), as well as certain other assets.

     In 2000, an affiliate of Livingston loaned $50,000 to a subsidiary of CKB. Pursuant to an agreement between the parties, this loan was forgiven in December 2001.

     An affiliate of Livingston loaned $325,979 to a subsidiary of CKB in 2000 and 2001. Pursuant to an agreement between the parties, this loan was forgiven in December 2001.

     In 2001, Chester English, the managing member of Livingston, loaned $100,000 to an affiliate of CKB that has since been repaid with interest.

     On September 30, 2002, our President, Mr. Kushner, transferred one of his automobiles to Mr. Nocciolini, President of NAC Enterprises as collateral for promissory notes payable by CKP to Mr. Nocciolino and NAC Enterprises in the aggregate amount of $75,000 as of September 30, 2002.

Office Lease

     A subsidiary of CKB presently leases office facilities in Southampton, New York from Cedric Kushner, our President. This lease commenced on July 1, 2001 and expires on December 31, 2002. The annual rent is $120,000 and the lessee also agreed to pay the property taxes, insurance and maintenance on the leased property. CKB also leases office space located at 58 West 58th Street, Suite 24F, in New York City that is owned by Mr. Kushner. While there is no written agreement relating to the use of the New York City office space, the parties have agreed that the rent for this space is included with the $120,000 in rent referenced above.

Compass Bank Line of Credit

     On October 15, 2002, CKP, CKB, Mr. Kushner and Mr. DiLorenzo received a notice from Compass Bank that CKB's obligations under its line of credit with the bank are past due and CKB is accordingly in default. The notice demanded repayment of approximately $250,000 by October 28, 2002. This loan is secured by a mortgage recorded on Mr. Kushner's residence. Further, the loan is secured by a personal guaranty by Mr. Kushner in the full loan amount and by Mr. DiLorenzo in the amount of $37,500. The Company is currently in the process of attempting to locate replacement financing. There could be a material, adverse effect on our financial condition and future prospects if refinancing is unsuccessful or we are unsuccessful in negotiating a favorable payment arrangement.

Livingston Consulting Agreement

     On April 30, 2002, the Company and several of its affiliates (these companies are referred to collectively as the "Zenascent Group") and Livingston, entered into the Livingston Consulting Agreement. Pursuant to the terms of the Livingston Consulting Agreement, the Company retained Livingston to provide certain consulting services to the Company, including advising the Company with respect to its strategic planning and development. As compensation for these consulting services, Livingston is entitled to receive (a) a weekly consulting fee of $5,000 (the "Consulting Fee"), (b) a payment equal to 10% of the net revenues derived by a CKB affiliate from any transaction or event related to boxing matches promoted or co-promoted by this affiliate which generates total revenues to this affiliate of at least $500,000 and (c) a commission equal to 20% of the net revenues derived by CKB or its affiliates from the sale, licensing or other exploitation of the Library.

     Pursuant to the terms of the Livingston Consulting Agreement, the Company is, subject to the following sentence, required to apply 15% of the net proceeds to the Zenascent Group of any Qualified Financing (as defined in the following paragraph) to the repurchase of the Series C Preferred Stock held by Livingston and its affiliates at a price per share equal to the liquidation value of the Series C Preferred Stock. Our obligation to repurchase Series C Preferred Stock pursuant to the Livingston Consulting Agreement will terminate immediately upon the receipt by Livingston and its affiliates of an aggregate of (i) $4,300,000 in Covered Payments (as defined in the following paragraph), if received not later than March 25, 2005 or (ii) $5,300,000 in Covered Payments, if received not later than March 25, 2012.

     As used in this proxy statement (a) a "Qualified Financing" means any equity or debt financing received by the Zenascent Group subsequent to April 30, 2002 (other than any such financing required pursuant to the CKB Merger Agreement governing the CKB Merger (the "CKB Merger Agreement")) and (b) "Covered Payments" means all payments pursuant to (i) the Livingston Consulting Agreement (including, without limitation, the repurchase provisions discussed above), (ii) the Mackin Note, (iii) a contractual covenant providing for the reimbursement of Livingston and its affiliates for certain expenses in the amount of $200,000, (iv) proceeds from the sale of Common Stock acquired pursuant to a warrant to purchase 500,000 shares of Common Stock issued to

Livingston pursuant to the CKB Merger Agreement and (v) the Distribution and Purchase Agreement described below.

Distribution and Purchase Agreement

     On April 30, 2002, Cedric Kushner, our President, James DiLorenzo, our Executive Vice President, Treasurer and Secretary, and Livingston entered into a Distribution and Purchase Agreement (the "DPA"), which contains a number of restrictions on the sale or encumbrance of the capital stock of the Company owned by Messrs. Kushner and DiLorenzo. In particular, Messrs. Kushner and DiLorenzo may not sell or encumber any of our capital stock without Livingston's prior written consent except in limited cases and subject to certain conditions (including the application of sales proceeds to the purchase of Series C Preferred Stock held by Livingston and/or the payment to Livingston of a certain portion of the sales proceeds). In addition, the DPA provides that 50% of the proceeds of any cash dividends or distributions on our capital stock received by Messrs. Kushner or DiLorenzo must be applied to purchase from Livingston, at its liquidation value, any shares of Series C Preferred Stock held by Livingston.

     The DPA also provides that, except as described above under "Livingston Consulting Agreement" neither Livingston nor its affiliates may sell or encumber Series C Preferred Stock to any person other than Cedric Kushner, James DiLorenzo or their respective Affiliates.

     The restrictions in the DPA described above will terminate immediately upon the receipt by Livingston and its affiliates of an aggregate of (a) $4,300,000 in Covered Payments, if received not later than March 25, 2005 or (b) $5,300,000 in Covered Payments, if received not later than March 25, 2012.

Certain Other Agreements and Relationships

     Steven Angel serves as the "Continuing Director" of the Company, as that term is defined in the CKB Merger Agreement. The Continuing Director is charged with making all of our decisions in connection with certain indemnification provisions of the CKB Merger Agreement. We have entered into a consulting agreement with Mr. Angel. This agreement is described below under the subheading "Employment Agreements."

     We recently entered into a Stock Amendment and Issuance Agreement with Cedric Kushner, our President and James DiLorenzo, our Executive Vice President, Treasurer and Secretary, pursuant to which Messrs. Kushner and DiLorenzo agreed to a reduction in certain economic rights associated with their Series B Preferred Stock in consideration for the issuance to them of Series D Preferred

Stock. The terms of this Agreement are described in "Recent Developments - Amendment of Series B Preferred Stock; Issuance of Series D Preferred Stock" below.

BOARD MEETINGS DURING FISCAL YEAR 2001

     During fiscal year 2001, the Board of Directors held two meetings. Each director who was serving as a director when these meetings were held attended both of these meetings.

BOARD COMMITTEES

     The Company has no standing committees of its Board of Directors. However, the company intends to establish a Compensation Committee, Option Plan Administration Committee and Audit Committee in the near future. It has not yet been determined which directors will sit on these committees.

LEGAL PROCEEDINGS

     None of the directors or officers of the Company have been involved in any legal or administrative proceedings which are material to an evaluation of his or her ability or integrity as a Director or officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's capital stock immediately after the CKB Merger, by:

     o each person known to beneficially own more than five percent of any class of the Company's voting stock;

     o    each director and executive officer of the Company; and

     o    all directors and executive officers as a group.

     Except as otherwise noted, the Company believes that the persons listed below have sole investment and voting power with respect to the capital stock owned by them.

                                                                           Amount and Nature             Beneficial
Name and Address                                                             of Beneficial                Ownership
of Beneficial Owner                                                          Ownership (1)             Percentage (1)
-------------------                                                          -------------             --------------

DIRECTORS AND OFFICERS

Steven Angel.................................................                  318,334 (2)                      2.23%
    Cedric Kushner Boxing, Inc.
    1 Montauk Highway
    Southampton, New York 11968

Cedric Kushner...............................................               17,002,926 (3)                     54.89%
    Cedric Kushner Boxing, Inc.
    1 Montauk Highway
    Southampton, New York 11968



                                                                           Amount and Nature             Beneficial
Name and Address                                                             of Beneficial                Ownership
of Beneficial Owner                                                          Ownership (1)             Percentage (1)
-------------------                                                          -------------             --------------

James DiLorenzo..............................................               3,277,356.5(4)                     18.98%
    Cedric Kushner Boxing, Inc.
    1 Montauk Highway
    Southampton, New York 11968


All Directors and officers
as a Group (3 persons).......................................              20,598,616.5(5)                      59.64%


OTHER SHAREHOLDERS

Elliot Davis.................................................                 2,725,000(6)                     16.48%
    c/o CSI
    7250 West Palmetto Park Road, Suite 106
    Boca Raton, Florida 33433-3439

----------------

(1) For purposes of this table, "beneficial ownership" is determined in accordance with the Instructions to Item 403 of Regulation S-B under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any shares which such person or persons have the right to acquire within 60 days are deemed to be outstanding and beneficially owned by such person or persons but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Due to this method of computation and the fact that the number of shares of Common Stock issuable upon the exercise of outstanding options, warrants and preferred stock is large relative to the number of shares of Common Stock currently outstanding, the sum of these percentages exceeds 100%.

(2) Consists of 35,000 shares of Common Stock and vested options and warrants that are convertible into 283,334 shares of Common Stock.

(3) Consists of 13,493 shares of Common Stock and 339,788.66 shares of Series B Preferred Stock that are convertible into 16,989,433 shares of Common Stock.

(4) Consists of 59,962.71 shares of Series B Preferred Stock that are convertible into 2,998,135.5 shares of Common Stock and 2,792.21 shares of Series C Preferred Stock that are convertible into 279,221 shares of Common Stock (Mr. DiLorenzo owns an additional 2,792.21 shares of Series C Preferred Stock, but these may not be converted into Common Stock prior to April 29, 2005).

(5) As described in Notes 2 through 4, above, consists of an aggregate of 48,493 shares of Common Stock, vested options that are convertible into 283,334 shares of Common Stock, 399,751.37 shares of Series B Preferred Stock that are convertible into 19,987,568.5 shares of Common Stock and 2,792.21 shares of Series C Preferred Stock that are convertible into 279,221 shares of Common Stock.

(6) Consists of 175,000 shares of Common Stock, warrants to purchase an aggregate of 1,375,000 shares of Common Stock and 117,500 shares of Series A Preferred Stock that are convertible into 1,175,000 shares of Common Stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the executive officers and directors of the Company and persons who own more than 10% of a registered class of the Company's equity securities to file certain reports of beneficial ownership and changes in such ownership. Executive officers, directors and 10% beneficial owners are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports that they file.

     Steven Angel became a director and executive officer of the Company in January 2000. On May 10, 2002, Mr. Angel filed an Initial Statement of Beneficial Ownership of Securities on Form 3. Prior to this date however, it does not appear that Mr. Angel filed a statement on Form 3 concerning his ownership of Company stock, as required by Section 16(a) of the Exchange Act and the rules and regulations adopted thereunder. On May 1, 2001, Mr. Angel was granted a warrant to purchase 133,334 shares of our Common Stock. It does not appear that Mr. Angel filed a statement on Form 4 concerning his beneficial ownership of these shares, as required by Section 16(a) of the Exchange Act and the rules and regulations adopted thereunder. In each month from February through September 2001 and in January 2002, Mr. Angel was granted options to purchase 12,500 shares of our Common Stock. On June 13, 2002, Mr. Angel was granted options to purchase 37,500 shares of our Common Stock. It does not appear that Mr. Angel filed a statements on Form 4 concerning his beneficial ownership of these shares, as required by Section 16(a) of the Exchange Act and the rules and regulations adopted thereunder. Moreover, it does not appear that Mr. Angel filed a statement on Form 5 concerning his ownership of Company stock for fiscal year 2001, as required by Section 16(a) of the Exchange Act and the rules and regulations adopted thereunder.

     Adam Goldberg became a director and executive officer of the Company in January 2000. It does not appear that Mr. Goldberg filed a statement on Form 3 concerning his ownership of Company stock, as required by Section 16(a) of the Exchange Act and the rules and regulations adopted thereunder. In February 2001, Mr. Goldberg was granted an option purchase 30,000 shares of our Common Stock. It does not appear that Mr. Goldberg filed a statement on Form 4 concerning his beneficial ownership of these shares, as required by Section 16(a) of the Exchange Act and the rules and regulations adopted thereunder. Moreover, it does not appear that Mr. Goldberg filed statements on Form 5 concerning his ownership of Company stock for fiscal year 2001, as required by Section 16(a) of the Exchange Act and the rules and regulations adopted thereunder.

     In September 2001, Elliot Davis became the beneficial owner of more than ten percent of our Common Stock. It does not appear that Mr. Davis has filed a statement on Form 3 concerning his ownership of Company stock, as required by
Section 16(a) of the Exchange Act and the rules and regulations adopted thereunder. In September 2002, Mr. Davis converted 17,500 shares of our Series A Preferred Stock into 175,000 shares of our Common Stock. It does not appear that Mr. Davis filed a statement on Form 4 concerning his beneficial ownership of these shares, as required by Section 16(a) of the Exchange Act and the rules and regulations adopted thereunder or a statement on Form 5 concerning his ownership of Company stock for fiscal year 2001, as required by Section 16(a) of the Exchange Act and the rules and regulations adopted thereunder. In addition, it does not appear that Mr. Davis has filed a statement on Schedule 13D, as required by Rule 13d-1a of the Exchange Act.

     Except as described above, based upon a review of the Company's records, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's Common Stock that, during fiscal year 2001, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

     The following table sets forth, for the fiscal years ended January 31, 2001, 2000 and 1999, the compensation provided by the Company to all individuals serving as our executive officers during the last completed fiscal year. The following table also sets forth the compensation provided by the Company's wholly-owned subsidiary, CKB, to all individuals serving as CKB's executive officers during the last completed fiscal year.

                                           Annual Compensation                       Long-Term Compensation
                                                                                 Awards                  Payouts
                                                             Other      Restricted   Securities
                                                             Annual     Stock        Underlying   LTIP       All Other
Name And Principal                                        Compensation  Award(s)    Options/SARs  Payouts   Compensation
Position                    Year    Salary        Bonus       ($)         ($)(1)        (#)         ($)         ($)
--------------------------- ------- ------------- ------- ------------- ----------- ------------- --------- -------------

Cedric Kushner.........     2001    $ 165,000        ---           ---         ---           ---       ---          ---
  Chairman of the Board     2000    $ 165,000        ---           ---         ---           ---       ---          ---
  and
  President                 1999    $ 442,305        ---           ---         ---           ---       ---          ---

Jim DiLorenzo.........      2001    $ 150,000        ---           ---         ---           ---       ---          ---
  Secretary, Treasurer      2000    $ 150,000        ---           ---         ---           ---       ---          ---
  and
  Executive Vice            1999    $ 150,000        ---           ---         ---           ---       ---          ---
  President

Adam Goldberg               2001    $ 12,000         ---           ---      $9,300    30,000 (2)       ---          ---
  Chairman of the Board     2000    $   ---       $                ---      $1,500           ---       ---          ---
  and                                             15,000
  Chief Executive Officer   1999    $   ---          ---           ---         ---           ---       ---          ---


                                           Annual Compensation                       Long-Term Compensation
                                           -------------------                       ----------------------
                                                                                 Awards                  Payouts
                                                                                 ------                  -------
                                                             Other      Restricted   Securities
                                                             Annual     Stock        Underlying   LTIP       All Other
Name And Principal                                        Compensation  Award(s)    Options/SARs  Payouts   Compensation
Position                    Year    Salary        Bonus       ($)         ($)(1)        (#)         ($)         ($)
--------------------------- ------- ------------- ------- ------------- ----------- ------------- --------- -------------


Steven Angel..............  2001    $ 84,000         ---           ---    $ 46,500   283,334 (3)       ---          ---
  Secretary and             2000    $ 45,500         ---           ---      $5,250           ---       ---          ---
  Executive Vice            1999    $   ---          ---           ---         ---           ---       ---          ---
  President


----------------------

(1)  Representing value of shares of restricted stock, at date of grant.

(2) Consists of 30,000 options to purchase Common Stock at an exercise price of $0.34 granted on or about February 15, 2001.

(3) Consists of a warrant to purchase 133,334 shares of Common Stock at an exercise price of $.45 per share granted on May 1, 2001, 112,500 options to purchase Common Stock granted during the period from February 2001 through January 2002 and options to purchase a total of 37,500 shares of Common Stock granted on June 13, 2002. The options have exercise prices ranging from $0.23 to $1.44


Compensation of Directors

     The Company's directors are reimbursed for any out-of-pocket expenses incurred by them for attendance at meetings of the Board of Directors or committees thereof.

Stock Option Grants and Exercises

     Adam Goldberg, who served as our Chairman and Chief Executive Officer until his resignation on April 30, 2002, was issued the following stock options by the
Company:

     o Pursuant to the Company's 1998 Incentive and Non-Qualified Stock Option Plan, on or about February 15, 2001, 30,000 options to purchase Common Stock at an exercise price of $0.34. These options vested immediately and expire in 7 years. The shares underlying these options are registered and contain a cashless exercise provision.

     o On April 24, 2002, 49,000 options to purchase Common Stock at an exercise price of $1.43. These options vest on February 21, 2003 and expire in 5 years. The shares underlying these options have a right of inclusion in Company registrations (subject to certain conditions) and contain a cashless exercise provision.

     Steven Angel, who resigned as our Executive Vice President and Secretary on April 30, 2002, but who remains on our Board of Directors, was issued the following stock options by the Company:

     o Pursuant to the Company's 1998 Incentive and Non-Qualified Stock Option Plan, 12,500 options to purchase Common Stock each month during the period from February 2001 through October 2001, as well as January 2002, for a total of 112,500 options. The options have exercise prices ranging from $0.23 to $1.41, were vested immediately and expire in 7 years. The shares underlying the options are registered and contain a cashless exercise provision.

     o On April 24, 2002, 100,000 options to purchase Common Stock at an exercise price of $1.43. These options vest on February 21, 2003 and expire in 5 years. The shares underlying these options have a right of inclusion in Company registrations (subject to certain conditions) and contain a cashless exercise provision.

     o On June 13, 2002: fully-vested options to purchase 12,500 shares of Common Stock at an exercise price of $1.44 per share, expiring October 15, 2008; fully-vested options to purchase 12,500 shares of Common Stock at an exercise price of $1.16 per share, expiring November 21, 2008; and fully-vested options to purchase 12,500 shares of Common Stock at an exercise price of $1.02 per share, expiring December 15, 2008.

OPTION/SAR GRANTS IN LAST FISCAL YEAR


     The following table sets forth information concerning individual grants of stock options made during the last completed fiscal year to each of the officers named in the Summary Compensation Table. The Company did not grant any stock appreciation rights (as defined in Item 402(a)(6)(i) of Regulation S-B under the Securities Act) during the last completed fiscal year, and has no stock appreciation rights outstanding.


                                                    Percent of
                                                       Total
                                                      Options
                                                    Granted to      Exercise
                                                     Employees       Price
                        Number of Securities         in Fiscal    (Dollars per    Market Price on
      Name         Underlying Options Granted (#)    Year 2001       Share)        Date of Grant        Expiration Date
      ----         ------------------------------    ---------       ------        -------------        ---------------

Cedric Kushner                 ---0---                  ---           ---               ---                   ---
James DiLorenzo                ---0---                  ---           ---               ---                   ---
Steven Angel        12,500 shares of Common Stock      6.94          $0.34             $0.40           February 15, 2008
                    12,500 shares of Common Stock      6.94          $0.26             $0.31            March 15, 2008
                    12,500 shares of Common Stock      6.94          $0.38             $0.45            April 16, 2008
                    12,500 shares of Common Stock      6.94          $0.23             $0.27             May 15, 2008
                    12,500 shares of Common Stock      6.94          $0.35             $0.41             June 15, 2008
                    12,500 shares of Common Stock      6.94          $0.34             $0.40             July 16, 2008
                    12,500 shares of Common Stock      6.94          $1.41             $1.66            August 15, 2008
                    12,500 shares of Common Stock      6.94          $1.07             $1.26          September 17, 2008
                    12,500 shares of Common Stock      6.94          $1.12             $1.32           January 15, 2009
Adam Goldberg       30,000 shares of Common Stock      16.6          $0.34             $0.40           February 15, 2008

Aggregated Option/SAR Exercises In Last Fiscal Year and Fiscal Year End Option/SAR Values

     During the last completed fiscal year, none of our executive officers exercised any options to acquire capital stock of the Company or any of its subsidiaries.

Long-Term Incentive Plans - Awards In Last Fiscal Year

     Neither the Company nor any of its subsidiaries maintains any long-term incentive plans, as defined in Item 402(a)(6)(iii) of Regulation S-B under the Securities Act.

Employment Agreements

     On May 1, 2002, Steven Angel, a member of our Board of Directors, entered into a three-month agreement to provide us with consulting services in connection with business development, management transition and other matters. The agreement provides that Mr. Angel shall receive a monthly fee of $7,000. The Company and Mr. Angel have agreed to extend Mr. Angel's consulting agreement through November 30, 2002.

     PROPOSAL 2: AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "CKP, INC."

     On May 2, 2002 your Board of Directors approved an amendment to Article First of the Company's Certificate of Incorporation to change the name of the Company from "Zenascent, Inc." to "CKP, Inc." The complete text of the proposed amendment is set forth in Section 1 of Appendix B to this proxy statement.

REASONS FOR THE PROPOSED NAME CHANGE

     The proposed amendment follows the consummation of the CKB Merger on April 30, 2002. The Board of Directors determined to enter into this merger after deciding to redefine the Company's business model from one centered on Internet-related technology and e-commerce incubation to one focused on the promotion of sports and entertainment events. The merger with CKB, an international boxing promotion and media company, allows the Company to pursue this goal. In accordance with this business focus, the Board of Directors believes that the Company will benefit from a corporate name that is identified with sports promotion in general and, in particular, with Cedric Kushner, the Company's President and a respected industry figure with approximately 28 years of experience in sports and entertainment promotion. Accordingly, the Board of Directors believes it to be in the best interest of the Company and its shareholders to change the name of the Company to "CKP, Inc."

VOTE REQUIRED

     The affirmative vote of a majority of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are represented in person or by properly executed proxy at the Annual Meeting, is required to approve the amendment to our Certificate of Incorporation as described above. Under applicable Delaware law, in determining whether this amendment has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

          YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "CKP, INC."

     PROPOSAL 3: AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO DELETE ANY REFERENCE TO THE COMPANY'S BUSINESS PURPOSE AS RELATING TO GOLFING EQUIPMENT OR APPAREL

     On May 2, 2002 your Board of Directors approved an amendment to the Company's Certificate of Incorporation to delete any reference to the Company's business purpose relating to golfing equipment or apparel. The complete text of the proposed amendment is set forth in Section 2 of Appendix B to this proxy statement.

REASONS FOR THE PROPOSED REVISION OF OUR CERTIFICATE OF INCORPORATION

     Our Certificate of Incorporation was first amended and restated in 1998. At that time the Company's business model was focused on the golf equipment and apparel sector. As noted above under Proposal 2, we have redefined our business model to one focused on the promotion of sports and entertainment events. However, the Company's Certificate of Incorporation still states that our business purpose may include "the design, marketing and manufacture of golf equipment, apparel and accessories." This language is no longer relevant to the Company's operations, and could cause confusion about our business. Accordingly, the Board of Directors believes it to be in the best interest of the Company and its shareholders to delete this language from the Certificate of Incorporation.

VOTE REQUIRED

     The affirmative vote of a majority of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are represented in person or by properly executed proxy at the Annual Meeting, is required to approve the amendment to our Certificate of Incorporation as described above. Under applicable Delaware law, in determining whether this amendment has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

          YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO delete any reference to the Company's business purpose AS relating to golfing equipment or apparel

     PROPOSAL 4: AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO RECLASSIFY THE COMPANY'S CLASS A AND CLASS B COMMON STOCK AS A SINGLE CLASS OF COMMON STOCK

     On May 2, 2002 your Board of Directors approved the restatement of the Company's Certificate of Incorporation to reclassify our Class A Common Stock and Class B Common Stock as a single class of Common Stock. The complete text of the proposed amendment is set forth in Section 4 of Appendix B to this proxy statement.

REASONS FOR THE PROPOSED RECLASSIFICATION OF OUR COMMON STOCK

     The Company currently has authorized 15,000,000 shares of Class A Common Stock and 5,000,000 shares of Class B Common Stock. No shares of Class B Common Stock have been issued. Class B Common Stock is identical in all respects to Class A Common Stock except for the fact that any outstanding shares of Class B Common Stock would automatically convert to Class A Common Stock on the tenth consecutive trading day that the closing price of Class B Common Stock on the principal exchange or market on which it is traded exceeds $8.00 per share. Because Class A Common Stock and Class B Common Stock have identical rights and preferences, the Board of Directors feels that no purpose is served by maintaining these separate classes. Moreover, the Board of Directors believes that the maintenance of these separate classes creates confusion as shareholders and others are likely to assume that the two classes have different rights and preferences.

     In light of the factors discussed above, the Board of Directors determined that it would be in the best interest of the Company and its shareholders to amend the Company's Certificate of Incorporation to reclassify all issued and unissued shares of Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share, as issued and unissued shares, as applicable, of a single class of Common Stock, par value $.01 per share. As a result of this amendment, the Company would have 20,000,000 authorized shares of a single class of Common Stock. To reflect this fact, the Company's Certificate of Incorporation would also be amended in a number of ways, including to:

     o replace all references to Class A Common Stock or Class B Common Stock in Sections (a)(2), (a)(3), (a)(4) and (a)(5) of Article Fourth of the Company's Certificate of Incorporation with references to Common Stock; and

     o delete Sections (a)(1), (a)(4), (a)(6), (a)(7) and (a)(8) of Article Fourth, which address the issuance of different classes of Common Stock, the relative rights and preferences of these classes and the conversion and retirement of shares of Class B Common Stock.

IMPLEMENTATION OF THE RECLASSIFICATION OF OUR COMMON STOCK

     Assuming the reclassification of our Common Stock described in this Proposal 4 is approved by our shareholders, each certificate representing shares of our Class A Common Stock and Class B Common Stock would, as of the effective date of the proposed amendment, be deemed, for all corporate purposes, to evidence ownership of the number of shares of a single class of Common Stock represented by that certificate, except that holders of unexchanged shares would not be entitled to receive any dividends or other distributions payable by the Company after the effective date until they surrender their old stock certificates for exchange.

     Our transfer agent, Continental Stock Transfer & Trust Company, would act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, shareholders would be notified of the effectiveness of the reclassification. Class A and Class B Common shareholders of record would receive a letter of transmittal requesting them to surrender their stock certificates evidencing Class A and Class B Common Stock for stock certificates evidencing a like number of shares of a single class of Common Stock. Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a shareholder until the shareholder has surrendered the shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal, to the transfer agent. Until surrender, each certificate representing shares before the reclassification of our Common Stock would continue to be valid and would represent the number of shares of Common Stock stated on the certificate.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES TO THE COMPANY OR THE EXCHANGE AGENT UNTIL THEY RECEIVE THE LETTER OF TRANSMITTAL REFERRED TO ABOVE.

NO APPRAISAL RIGHTS

     No appraisal rights are available under the Delaware General Corporation Law or under our certificate of incorporation or bylaws to any shareholder who dissents from this proposal. There may exist other rights or actions under state law for shareholders who are aggrieved by stock reclassifications generally.

VOTE REQUIRED

     The affirmative vote of a majority of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are represented in person or by properly executed proxy at the Annual Meeting, is required to approve the amendment to our Certificate of Incorporation as described above. Under applicable Delaware law, in determining whether this amendment has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

          YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO RECLASSIFY THE COMPANY'S CLASS A AND CLASS B COMMON STOCK AS A SINGLE CLASS OF COMMON STOCK.

              PROPOSAL 5: AMENDMENT OF THE COMPANY'S CERTIFICATE OF
            INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED COMMON
                           STOCK TO 100,000,000 SHARES

     On May 2, 2002 your Board of Directors approved an amendment to the Company's Certificate of Incorporation to increase our authorized Common Stock from its current level of 20,000,000 shares to an aggregate of 100,000,000 shares. The complete text of the proposed amendment is set forth in Section 4(a) of Appendix B to this proxy statement.

REASONS FOR THE PROPOSED INCREASE

     The Company currently has authorized Common Stock (of all classes) of 20,000,000 shares. As of October 23, 2002, a total of 13,989,724 shares of Common Stock were outstanding and the Company had the following obligations to issue Common Stock:

     o approximately 8,024,607 shares in connection with the potential exercise of outstanding stock options and warrants (note, however, that Livingston Investments, LLC, the holder of a warrant for 500,000 shares of Common Stock, has agreed to refrain from exercising its warrants, as applicable, until the Company has increased its authorized Common Stock in an amount sufficient to accommodate all of its existing commitments to issue Common Stock;

     o approximately 895,857 shares in connection with the conversion of outstanding convertible notes;

     o 1,175,000 shares in connection with the potential conversion of outstanding Series A Preferred Stock;

     o approximately 22,779,779 shares in connection with the potential conversion of outstanding Series B and C Preferred Stock issued to Cedric Kushner, our President, James DiLorenzo, our Executive Vice President, Treasurer and Secretary, and Livingston (note, however, that the holders of the outstanding shares of this preferred stock have agreed to refrain from converting this stock until the Company has increased its authorized Common Stock in an amount sufficient to accommodate to accommodate all of its existing commitments to issue Common Stock);

     o up to 2,631,580 shares (or shares of preferred stock convertible into Common Stock) in connection with its obligations pursuant to consulting and related agreements with Investor Relations Services, Inc. and Summit Trading Limited (note that it has recently come to our attention that IRSI and Summit Trading may be unable to fully perform on these contracts, and we are currently in discussions to terminate the agreement and/or make a commensurate reduction in the number of shares issuable pursuant to these agreements); and

     o 300,000 shares of Common Stock in connection with its obligations in connection with its settlement agreement with Internet Partnership Group AG (comprised of an initial issuance of 30,000 shares upon execution of the settlement agreement and 33,750 shares of Common Stock over the next eight fiscal quarters commencing on September 30,
          2002).

In addition, the Company wishes to reserve 1,000,000 shares of Common Stock in connection with its 2002 Stock Option Plan (See Proposal 8 below). The Company will need to reserve approximately 36,806,823 shares of Common Stock in order to be able to honor these various obligations.

     In addition to the obligations to issue Common Stock described above, the Board of Directors believes that it is in the best interests of the Company and its shareholders for the Company to have a reasonable reserve of authorized but unissued shares of Common Stock in order to allow for future stock issuances. The Board of Directors proposes to create a reserve of approximately 49,000,000 shares through the increase in our authorized Common Stock to 100,000,000 shares.

     The additional shares of Common Stock described above will enhance our flexibility in connection with possible future actions, such as stock splits, stock dividends, acquisitions of property and securities of other companies, financings, and other corporate purposes. In particular, the Company intends to seek additional equity financing of up to $5,000,000 in 2003 through the issuance of additional shares of Common Stock, preferred stock and/or convertible promissory notes. The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes. The Board of Directors believes that it is beneficial to the Company to have the additional shares available for such purposes without delay or the necessity of a special meeting of shareholders. Other than the obligations and planned fundraising referred to above, the Company has no immediate plans, arrangements, commitments or understandings with respect to the issuance of any additional shares of Common Stock.

     If this Proposal 5 is approved, all or a portion of the newly authorized shares of Common Stock may be issued without any further shareholder actions and without first offering these shares to the Company's existing shareholders for purchase. Any issuance of these shares, other than on a pro-rata basis to all shareholders, would reduce each shareholder's percentage interest in the Company.

     The Board of Directors is not proposing the increase in the authorized shares of our Common Stock with the intention of using the shares for anti-takeover purposes. It is possible, however, that the additional shares could be used in the future to discourage an attempt to acquire or take control of the Company.

VOTE REQUIRED

     The affirmative vote of a majority of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are represented in person or by properly executed proxy at the Annual Meeting, is required to approve the amendment to our Certificate of Incorporation as described above. Under applicable Delaware law, in determining whether this amendment has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

          YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK TO 100,000,000 SHARES

COMPANY STOCK OPTION PLANS

     We currently maintain two stock option plans, the 1996 Incentive and Non-Qualified Stock Option Plan and the 1998 Incentive and Non-Qualified Stock Option Plan. As discussed below in Proposal 8, we are currently seeking to adopt an additional stock option plan, the 2002 Stock Option Plan.

DESCRIPTION OF THE 1996 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

     The 1996 Incentive and Non-Qualified Stock Option Plan (the "1996 Plan") was designed to provide additional incentive to present and future officers and other employees of the Company and to certain other individuals providing services to or acting as directors of the Company or any subsidiary by providing them with the opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of our Common Stock. The 1996 Plan provides for the issuance of incentive stock options within the meaning of
Section 422 of the Code ("Incentive Options") and non-qualified stock options ("Nonqualified Options" and together with the Incentive Options, the "Options").

     The 1996 Plan is administered by the Board of Directors of the Company (the "Board") and provides that the total amount of Common Stock with respect to which Options may be granted shall not exceed 1,100,000 shares. If the Company effects a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of outstanding Common Stock, without receiving compensation therefor in money, services or property, the class and aggregate number of shares that may be subject to Options granted under the 1996 Plan shall be subject to adjustment or substitution as provided therein.

     The Board has the discretion to determine the persons to whom Options are granted (although Incentive Options may only be granted to officers and employees), the number of shares to be covered by each Option and the option price. Although Nonqualified Options may be issued at any option price determined by the Board, the option price for Incentive Options will be no less than the fair market value of the Common Stock on the date an Incentive Option is granted (or 110% of the fair market value in the case of persons holding 10% or more of the combined voting power of all classes of stock of the Company). In addition, the aggregate fair market value (as of the date of grant) of all shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during a given calendar year cannot exceed $100,000 for such calendar year. Options become exercisable as provided by the Board and shall become null and void upon the occurrence of certain conditions as determined by the Board, including the expiration of no more than 10 years after the date of the grant (or five (5) years in the case of Incentive Options granted to persons holding 10% or more of the combined voting power of all classes of stock of the Company).

     Options may be exercised upon delivery by the optionee of written notice of exercise and tender of full payment in (a) cash, certified check, bank draft or postal or express money order payable to the Company, or (b) with the Board's consent, other shares of Common Stock of the Company having a fair market value equal to the Option price of such shares, or (c) with the Board's consent, a combination of (a) and (b).

     In the event of a merger, consolidation or sale of the Company (for purposes of this paragraph, the "Transaction") that does not result in a change of control (as more specifically defined in the 1996 Plan), each optionee shall be entitled to receive in lieu of the shares of Common Stock as to which the Option was exercisable immediately prior to the Transaction (for purposes of this paragraph, the "Shares"), the number and class of shares of stock or other securities, cash or property to which the optionee would have been entitled pursuant to the terms of the Transaction if immediately prior to the Transaction, the optionee had been the holder of record of the Shares. In the event that the shareholders of the Company do not retain at least 50% of the voting power of the Company upon the consummation of the Transaction, (i) the optionee shall be entitled to the same rights as in a Transaction that does not result in a change of control, or (ii) the Options may become fully vested and exercisable in full prior to the effective date of the Transaction upon reasonable notice of the acceleration that to the extent not so exercised, the Options will be cancelled immediately prior to the effective date.

     The Board has the discretion to determine the termination date of the Options and therefore, may provide that a Non-Qualified Option shall terminate prior to its expiration date. Incentive Options generally terminate on the earlier to occur of: (i) the expiration date of the Option, (ii) immediately upon the termination of the optionee's employment relationship with the Company "for cause" (as defined in the 1996 Plan), or (iii) thirty days following the termination of the optionee's employment relationship with the Company "without cause" (as defined in the 1996 Plan). If the optionee dies while in the employ of the Company and prior to the expiration of such optionee's Incentive Option, the Incentive Option shall terminate on the earlier to occur of (i) the expiration date of the Option, or (ii) 180 days following the date of such death. If the optionee shall retire in good standing from the Company or as a result of disability, the Incentive Option shall terminate upon the earlier to occur of (i) the expiration date of the Option, or (ii) 90 days after the date of such retirement or disability.

     Options generally may not be assigned, pledged, hypothecated or otherwise transferred by the optionee other than by will or the laws of descent and distribution. The 1996 Plan further provides that during an Optionee's lifetime, Options shall be exercisable only by the Optionee. The 1996 Plan became effective on September 4, 1996 and Options may not be granted under the 1996 Plan after September 4, 2006. The 1996 Plan provides that it will terminate (i) when the total amount of the Common Stock with respect to which Options may be granted shall have been issued upon the exercise of Options or (ii) by action of the Board as provided therein.

DESCRIPTION OF THE 1998 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

     The 1998 Incentive and Non-Qualified Stock Option Plan (the "1998 Plan") was designed to provide additional incentive to present and future officers and other employees of the Company and to certain other individuals providing services to or acting as directors of the Company or any subsidiary by providing them with the opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of our Common Stock. The 1998 Plan provides for the issuance of Incentive Options and Nonqualified Options.

     The 1998 Plan is administered by either the full Board of Directors (the "Board") or if appointed by the Board, a committee consisting of at least two Disinterested Directors (as defined therein) (in either case, the "Plan Administrator"). The Plan Administrator has the discretion to determine the persons to whom Options are granted (although Incentive Options may only be granted to officers and employees), the number of shares to be covered by each Option and the option price. The 1998 Plan provides that the total amount of Common Stock with respect to which Options may be granted shall not exceed 800,000 shares. If the Company effects a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the outstanding Common Stock, without receiving compensation therefor in money, services or property, the class and aggregate number of shares that may be subject to Options granted under the 1998 Plan shall be subject to adjustment or substitution as provided therein.

     Although Nonqualified Options may be issued at any option price determined by the Plan Administrator, the option price for Incentive Options will be no less than the fair market value of the Common Stock on the date an Option is granted (or 110% of fair market value in the case of persons holding 10% or more of the combined voting power of all classes of stock of the Company). In addition, the aggregate fair market value (as of the date of grant) of all shares of stock issuable to an optionee pursuant to Incentive Options which become exercisable in a given calendar year cannot exceed $100,000 for such calendar year. Options become exercisable as provided by the Plan Administrator and shall become null and void upon the occurrence of certain conditions as determined by the Plan Administrator, including the expiration of no more than 10 years after the date of the grant (or five (5) years in the case of Incentive Options granted to persons holding 10% or more of the combined voting power of all classes of stock of the Company).

     Options may be exercised upon delivery by the optionee of written notice of exercise and tender of full payment in cash or "mature" common stock, or, with the Plan Administrator's consent, in other property or through a broker-assisted cashless exercise mechanism or by such other method as the Plan Administrator may determine.

     In the event of a merger, consolidation or sale of the Company (for purposes of this paragraph, the "Transaction") that does not result in a change of control, each optionee shall be entitled to receive in lieu of the shares of Common Stock as to which the Option was exercisable immediately prior to the Transaction (for purposes of this paragraph, the "Shares"), the number and class of shares of stock or other securities, cash or property to which the optionee would have been entitled pursuant to the terms of the Transaction if immediately prior to the Transaction, the optionee had been the holder of record of the Shares. In the event that the shareholders of the Company do not retain at least 50% of the voting power of the Company upon the consummation of the Transaction, either (i) the optionee shall be entitled to the same rights as in a Transaction that does not result in a change of control, (ii) the Options may become fully vested and exercisable in full from and after a date prior to the effective date of such Transaction, or (iii) the Company may cancel outstanding Options upon reasonable notice to the optionees.

     The Board has the discretion to determine the termination date of the Options and therefore, may provide that a Non-Qualified Option shall terminate prior to its expiration date. Incentive Options generally terminate on the earlier to occur of: (i) the expiration date of the Option, (ii) immediately upon the termination of the optionee's employment relationship with the Company "for cause" (as defined in the 1998 Plan), or (iii) thirty days following the termination of the optionee's employment relationship with the Company "without cause" (as defined in the 1998 Plan). If the optionee dies while in the employ of the Company and prior to the expiration of such optionee's Incentive Option, the Incentive Option shall terminate on the earlier to occur of (i) the expiration date of the Option, or (ii) 180 days following the date of such death. If the optionee shall retire in good standing from the Company or as a result of disability, the Incentive Stock Option shall terminate upon the earlier to occur of (i) the expiration date of the Option, or (ii) 90 days after the date of such retirement or disability.

     Options generally may not be transferred other than by will or the laws of descent and distribution. The 1998 Plan further provides that during an optionee's lifetime, Options shall be exercisable only by the optionee. The delivery of Common Stock pursuant to the exercise of an Option granted under the 1998 Plan is subject to the satisfaction by the optionee of all applicable tax withholding requirements by remitting cash to the Company or by other means approved by the Plan Administrator.

     The 1998 Plan became effective on June 25, 1998 and Options may not be granted under the 1998 Plan after June 25, 2008. The 1998 Plan provides that it will terminate (i) when the total amount of the Common Stock with respect to which Options may be granted shall have been issued upon the exercise of Options or (ii) by action of the Board as provided therein. The 1998 Plan also provides that it may be amended or terminated at any time by the Plan Administrator, provided that no such amendment or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the 1998 Plan.

     The following table sets forth information concerning the issued options, weighted average exercise prices and remaining shares available under, the 1996 Plan and the 1998 Plan.


                                    Number of securities to    Weighted-average exercise      Number of securities
                                    be issued upon exercise       price of outstanding      remaining available for
                                     of outstanding options       options warrants and       future issuance under
                                      warrants and rights                rights                stock option plans
                                              (a)                         (b)                (excluding securities
                                                                                            reflected in column (a)
                                                                                                      (c)
Stock option plans approved by              159,666                     $0.8568                     620,000
our shareholders....................

Stock option plans not approved               N/A                         N/A                         N/A
by our shareholders.................


FINANCIAL INFORMATION

     (i) (a) CKB's and Big Content's audited consolidated balance sheets for the year ended December 31, 2001 and unaudited consolidated balance sheet for the quarter ended March 31, 2002, audited consolidated statements of operations for the years ended December 31, 2001 and 2000 and unaudited consolidated statements of operations for the three months ended March 31, 2002 and 2001, audited consolidated statements of stockholders' deficit for the years ended December 31, 2001 and 2000 and the unaudited consolidated statements of stockholders' deficit for the three months ended March 31, 2002, consolidated statements of cash flows for the years ended December 31, 2001 and 2000 and unaudited consolidated statements of cash flow for the three months ended March 31, 2002 and 2001, the related notes thereto and the report of BDO Seidman, LLP ("BDO Seidman") dated April 30, 2002, (b) the Company's unaudited pro forma consolidated financial information for the three months ended March 31, 2002, unaudited pro forma consolidated statement of operations for the year ended December 31, 2001 and the three months ended March 31, 2002 and the unaudited pro forma adjustments contained in the our Current Report on Form 8-K/A, as filed with the Commission on July 16, 2002, and (ii) the Company's unaudited condensed consolidated balance sheets as of June 30, 2002 and December 31, 2001, unaudited condensed consolidated statements of operations for the three and six month periods ended June 30, 2002 and 2001, unaudited condensed consolidated statements of cash flows for the six month periods ended June 30, 2002 and 2001, the related notes thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in our Quarterly Report on Form 10-QSB for our quarterly period ended June 30, 2002 are hereby incorporated herein by reference. We are delivering with this Proxy Statement copies of our 2001 Annual Report on Form 10-KSB, our Current Report on Form 8-K/A (filed with the Commission on July 16, 2002) and our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002.


               PROPOSAL 6: AMENDMENT OF THE COMPANY'S CERTIFICATE
        OF INCORPORATION AND BY-LAWS TO REPLACE THE COMPANY'S CLASSIFIED
           BOARD OF DIRECTORS WITH A NON-CLASSIFIED BOARD OF DIRECTORS

     On May 2, 2002 your Board of Directors approved amendments to the Company's Certificate of Incorporation and By-Laws to replace the Company's classified Board of Directors with a non-classified Board of Directors. The complete texts of the proposed amendments are set forth in Section 6 of Appendix B to this proxy statement (with respect to the proposed amendment to the Certificate of Incorporation) and Section 2 of Appendix C to this proxy statement (with respect to the proposed amendment to the By-Laws).

     CURRENT BOARD STRUCTURE AND PROPOSED DECLASSIFICATION

     Our Certificate of Incorporation and By-Laws currently provide that the Board of Directors is divided into three classes, with the number of Directors in each class being as nearly equal as possible. Each Director currently serves a three-year term and Directors for one of the three classes are elected each year. If this Proposal 6 is approved by our shareholders, the shareholders will elect the entire membership of our Board of Directors at the Annual Meeting, to hold office until our 2003 annual meeting of shareholders and, thereafter, the entire Board of Directors will be elected at each annual meeting for a term of one year.

     REASONS FOR THE PROPOSED DECLASSIFICATION OF THE BOARD OF DIRECTORS

     Because it imposes a three-year cycle for Director turnover, a classified board impedes a company's ability to overhaul its management as and when it deems appropriate. This type of structure, with its inherent complexity, is, in the opinion of the Board of Directors, neither necessary nor advisable for the efficient administration of a small-capitalization corporation such as the Company. Moreover, the existence of a classified board limits the ability of shareholders to exercise influence over a company by changing its Directors, and may discourage proxy contests in which shareholders have an opportunity to vote for a competing slate of nominees. The election of directors is the primary avenue for shareholders to influence corporate governance policies and to hold management accountable for the implementation of those policies.

     In considering the arguments made above, shareholders should recall that Cedric Kushner, our President, and James DiLorenzo, our Executive Vice President, Treasurer and Secretary, are currently members of the Board of Directors and are also nominees for re-election to the Board of Directors at the Annual Meeting (See Proposal 1 above). Messrs. Kushner and DiLorenzo are the two largest beneficial owners of our Common Stock, and, together, hold almost 70% of the aggregate voting power of all of our outstanding voting securities having the right to vote on the election of directors. Accordingly, the amendments proposed in this Proposal 6 will not provide our minority shareholders with the opportunity to replace Messrs. Kushner and DiLorenzo as Directors or executive officers of the Company. Moreover, the voting power of Messrs. Kushner and DiLorenzo will allow them to determine whether or not other Directors are replaced.

     Shareholders should also note that our Certificate of Incorporation and By-Laws currently provide that the Company's Directors may only be removed for "cause, " and with the vote of at least two-thirds of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock). Under Delaware law, the term "cause" is extremely limited, applying to behavior constituting gross negligence or intentional misconduct. We are not proposing to amend these provisions, which will remain in effect. Accordingly, the amendments proposed in this Proposal 6 will not provide our minority shareholders with the opportunity to replace Directors of the Company unless they have engaged in conduct justifying their removal for "cause" as defined above.

VOTE REQUIRED

     The affirmative vote of a supermajority of seventy-five percent (75%) of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are represented in person or by properly executed proxy at the Annual Meeting, is required to approve the amendments to our Certificate of Incorporation and By-Laws as described above. Under applicable Delaware law, in determining whether these amendments have received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

          YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENTS OF THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO REPLACE THE COMPANY'S CLASSIFIED BOARD OF DIRECTORS WITH AN UNCLASSIFIED BOARD OF DIRECTORS

               PROPOSAL 7: AMENDMENT OF THE COMPANY'S CERTIFICATE
              OF INCORPORATION AND BY-LAWS TO PERMIT THE COMPANY'S
      SHAREHOLDERS TO TAKE ACTION BY WRITTEN CONSENT IN LIEU OF A MEETING

     On May 2, 2002 your Board of Directors approved an amendment to the Company's Certificate of Incorporation and By-Laws to permit the Company's shareholders to take action by written consent in lieu of a meeting. The complete texts of the proposed amendments are set forth in Section 5 of Appendix B to this proxy statement (with respect to the proposed amendment to the Certificate of Incorporation) and Section 1 of Appendix C to this proxy statement (with respect to the proposed amendment to the By-Laws).

     REASONS FOR PERMITTING SHAREHOLDER ACTION BY WRITTEN CONSENT

     Delaware law provides that, unless a corporation's certificate of incorporation provides otherwise, any action which could be taken at a meeting of shareholders can be taken without a meeting (and without prior notice or a formal vote), if written consent for that action is obtained from the holders of shares having sufficient voting power to approve the action. However, the Company's Certificate of Incorporation and By-Laws currently prohibit shareholder action by written consent. The Board of Directors believes that it is beneficial to the Company to have the ability to take action requiring the approval of the shareholders efficiently and without the delay and expense involved in calling a meeting of shareholders. Accordingly, the Board of Directors has determined that it is in the best interest of the Company and its shareholders if the prohibitions on action by written consent are removed from the Certificate of Incorporation and By-Laws.

     In considering the arguments made above, shareholders should recall that Cedric Kushner, our President, and James DiLorenzo, our Executive Vice President, Treasurer and Secretary, are the two largest beneficial owners of our Common Stock, and, taken and, together, hold almost 70% of the aggregate voting power of all our outstanding voting securities. Accordingly, the amendments proposed in this Proposal 7 would allow Messrs. Kushner and DiLorenzo to render shareholder approval for an action by executing a written consent executed by them without holding a meeting and allowing dissenting shareholders to express their opinions regarding the proposed actions. However, the Exchange Act requires that, following any such action, the Company send each shareholder an information statement describing the action and explaining the reasons why such action was taken, as well as its consequences.

VOTE REQUIRED

     The affirmative vote of a supermajority of seventy-five percent (75%) of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are represented in person or by properly executed proxy at the Annual Meeting, is required to approve the amendment to our Certificate of Incorporation and By-Laws as described above. Under applicable Delaware law, in determining whether these amendments have received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

          YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENTS OF THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO PERMIT THE COMPANY'S SHAREHOLDERS TO TAKE ACTION BY WRITTEN CONSENT IN LIEU OF A MEETING


     PROPOSAL 8: ADOPTION OF THE COMPANY'S 2002 STOCK OPTION PLAN

     On May 2, 2002 your Board of Directors approved the adoption of the Company's 2002 Stock Option Plan (the "2002 Plan"), subject to approval of our shareholders. The principal provisions of the 2002 Plan are summarized below. This summary is not complete and is qualified in its entirely by the terms and provisions of the 2002 Plan. The complete text of the 2002 Plan is set forth in Appendix D to this proxy statement.

REASONS FOR ADOPTING THE 2002 PLAN

     The purpose of the 2002 Plan is to create an employment incentive by providing an opportunity to selected officers, directors, employees and consultants who are important to the success and growth of the business of the Company to own shares of Common Stock. 1,000,000 Common Stock are to be reserved for issuance under the 2002 Plan. The 2002 Plan provides that options may be granted to officers, directors, key employees and consultants of the Company and its subsidiaries, regardless of whether such persons otherwise hold or have held options or similar awards under the 2002 Plan or any other plan. It is anticipated that options will be granted primarily to management and supervisory level employees, including executive officers.

     Approval of the 2002 Plan is required in order to (a) allow for the qualification of options granted under the 2002 Plan ("Plan Options") as incentive stock options under Section 422 of the Code and (b) to the extent applicable, assure that Plan Options are qualified "performance-based compensation" and thereby exempt from the application of Section 162(m) of the Code. The 2002 Plan will supplant the Company's 1996 and 1998 Incentive and Non-Qualified Stock Option Plans, and, upon approval of the 2002 Plan, no additional stock options will be issued pursuant to the 1996 and 1998 Plans.

DESCRIPTION OF THE 2002 PLAN

     The 2002 Plan will be administered by either the full Board of Directors or such committee of Directors as the full Board of Directors may form in the future for such purpose (in either case, the "Plan Administrator"). If the Plan Administrator is constituted as a committee, it will be structured so as to allow for the issuance of Incentive Options within the meaning of Section 422(b) of the Code, although both Incentive Options and Nonqualified Options may be issued pursuant to the 2002 Plan. The Plan Administrator has the discretion to determine the persons to whom options are granted (although Incentive Options may only be granted to officers and employees), the number of shares to be covered by each option and the option price.

     Although Nonqualified Options may be issued at any option price determined by the Plan Administrator, the option price for Incentive Options will be no less than the fair market value of the Common Stock on the date an option is granted (or 110% of fair market value in the case of persons holding 10% or more of the combined voting power of all classes of stock of the Company). The fair market value of Common Stock on July 25, 2002, as determined in accordance with the 2002 Plan, was approximately $1.00 per share. In addition, the aggregate fair market value (as of the date of grant) of all shares of stock issuable to an optionee pursuant to Incentive Options which become exercisable in a given calendar year cannot exceed $100,000 for such calendar year. Options become exercisable as provided by the Plan Administrator and shall become null and void upon the occurrence of certain conditions as determined by the Plan Administrator, including the expiration of no more than 10 years after the date of the grant (or five (5) years in the case of Incentive Options granted to persons holding 10% or more of the combined voting power of all classes of stock of the Company).

     Plan Options may be exercised upon delivery by the optionee of written notice of exercise and tender of full payment in cash or "mature" common stock, or, with the Plan Administrator's consent, in other property or through a broker-assisted cashless exercise mechanism or by such other method as the Plan Administrator may determine.

     At the discretion of the Plan Administrator, in the event of a Change of Control of the Company, as defined in the 2002 Plan (see Appendix D), (i) Plan Options may become fully vested and exercisable in accordance with the terms of the relevant option grant, (ii) the Company may cancel outstanding Plan Options upon reasonable notice to the optionees (cancellation may also be effected on these terms in connection with the liquidation of the Company) or (iii) if the Company is not the surviving entity in such Change of Control, arrange with such surviving entity for the assumption of each outstanding option granted under the 2002 Plan or the substitution of an equivalent option or right.

     Subject to the limitations of the 2002 Plan, the maximum number of shares of Common Stock reserved for Plan Options and the number of shares of Common Stock represented by a Plan Option shall be subject to adjustment or substitution, as determined by the Plan Administrator in its sole discretion, as to the number or price of a share of stock subject to such options (A) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any option or (B) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, persons granted options under the 2002 Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the 2002 Plan.

     Unless otherwise provided in any Option agreement, the unexercised portion of any Option shall generally terminate on the earlier to occur of: (i) three months after the termination of the optionee's employment with the Company (with the exception of (a) termination "for cause" (as defined therein), (b) a disability (as defined therein), or (c) death of the optionee); (ii) immediately upon the optionee's termination for cause or if the optionee shall file any lawsuit or arbitration claim against the Company or any subsidiary; (iii) twelve months following the termination of the optionee's employment by reason of a disability; and (iv) twelve months after the termination of the optionee's employment by reason of death or as otherwise provided therein.

     Plan Options generally may not be transferred other than by will or the laws of descent and distribution, or, in the case of Nonqualified Options, upon the prior written consent of the Plan Administrator. The delivery of Common

Stock pursuant to the exercise of an option granted under the 2002 Plan is subject to the satisfaction by the optionee of all applicable tax withholding requirements by remitting cash to the Company or by other means approved by the Plan Administrator.

     The 2002 Plan provides that it will terminate, unless earlier terminated as provided therein, on June 20, 2012. The 2002 Plan also provides that it may be amended or terminated at any time by the Plan Administrator, provided that no such amendment or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the 2002 Plan (including as necessary to prevent the Company from being denied a tax deduction on account of Section 162(m) of the Code). In addition, no such amendments or termination may impair the rights of an optionee with respect to existing Plan Options without the consent of that optionee.

OPTION GRANTS UNDER THE 2002 PLAN

     Because awards to be granted in the future under the 2002 Plan are at the discretion of the Plan Administrator, it is not possible to determine the benefits or amounts which will be received in the future under the 2002 Plan by our directors, executive officers or other employees.

CERTAIN FEDERAL TAX CONSEQUENCES

     The following is a summary of material federal income tax consequences to the optionees and the Company of the grant of options under the 2002 Plan and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. The tax treatment of an optionee may vary depending upon the particular facts and circumstances of that optionee. Each prospective optionee is urged to consult with his or her own tax advisors with respect to the consequences of holding options under the 2002 Plan.

     If an option is granted to an optionee in accordance with the terms of the 2002 Plan, no income will be recognized by such optionee at the time the option is granted. Generally, on exercise of a Nonqualified Option, the amount by which the fair market value of the shares of the Common Stock on the date of exercise exceeds the purchase price of such shares will be taxable to the optionee as ordinary income. The disposition of shares acquired upon exercise of a Nonqualified Option under the 2002 Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the length of time that the option or underlying stock has been held) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the Nonqualified Option.

     Pursuant to currently applicable rules under Section 16(b) of the Exchange Act, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act (a "Section 16 Person") begins a six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. If an option is exercised by a Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to Section 83(b) of the Code to be taxed on the date of exercise. However, the six month period of potential short-swing liability may be eliminated if the option grant (a) is approved in advance by the Board of Directors (or a committee composed solely of two or more non-employee directors) or (b) is approved in advance, or subsequently ratified by the Company's shareholders no later than the next annual meeting of shareholders. Consequently, the taxable event for the exercise of an option that satisfies either of the conditions described in clauses (a) or (b) above will be the date of exercise.

     Generally, on exercise of an Incentive Option, an optionee will not recognize any income and the Company will not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of Common Stock received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income and the optionee may be subject to the alternative minimum tax. The disposition of shares acquired upon exercise of an Incentive Option under the 2002 Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the length of time that the option or underlying stock has been held). Generally, however, if the optionee disposes of shares of Common Stock acquired upon exercise of an Incentive Option within two years after the date of grant or within one year after the date of exercise, the optionee will recognize ordinary income in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the holder on the disposition of such shares over the fair market value of the shares on the date of exercise of the incentive option will ordinarily constitute capital gain.

     If an option is exercised through the use of Common Stock previously owned by the optionee, such exercise (i) will generally have the same tax consequences as if the option had been exercised with cash and (ii) generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon such exercise. Upon such exercise, shares received by the optionee, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to the Company and will have a holding period that includes the holding period of the shares surrendered. Shares received in excess of the number of shares surrendered have a zero basis and have a holding period beginning on the date of exercise. However, if the previously owned shares were acquired on the exercise of an Incentive Option or other tax-qualified stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise an option, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income (but, under proposed Treasury Regulations, not any additional capital gain) in the amount described above. If any otherwise qualifying Incentive Option becomes first exercisable in any one year for shares having a value in excess of $100,000 as of the grant date, the portion of the option in respect of such excess shares will be treated as a nonqualified option.

VOTE REQUIRED

     The affirmative vote of a majority of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are represented in person or by properly executed proxy at the Annual Meeting, is required to approve the adoption of our 2002 Stock Option Plan as described above. Under applicable Delaware law, in determining whether this proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

          YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE COMPANY'S 2002 STOCK OPTION PLAN

                PROPOSAL 9: RATIFICATION OF INDEPENDENT AUDITORS

     Your Board of Directors has designated BDO Seidman, LLP, CKB's independent auditor prior to the CKB Merger as the Company's independent auditor for the current fiscal year. Wolinetz, Lafazan & Company, P.C. was the Company's independent auditor for the fiscal year ended January 31, 2002 and through May 2, 2002. A representative of BDO Seidman, LLP will be available at the meeting to answer shareholder questions. We do not expect a representative of Wolinetz, Lafazan to be available during the meeting.

PRIOR AUDITORS

     On May 2, 2002 Wolinetz, Lafazan resigned as the Company's independent auditors. The Company has engaged BDO Seidman, LLP as the Company's new independent auditors.

     During each of the Company's fiscal years ended January 31, 2002 and January 31, 2001, and the subsequent period through May 2, 2002, there were no "disagreements," as that term is defined in Item 304(a)(1)(iv) of Regulation S-B under the Securities Act, between the Company and Wolinetz, Lafazan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Wolinetz, Lafazan, would have caused Wolinetz, Lafazan to refer to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements.

     Wolinetz, Lafazan's report on the financial statements of the Company for the fiscal year ended January 31, 2002 contained a paragraph of emphasis indicating that the Company's recurring losses and negative cash flows from operations, as well as its working capital deficiency and shareholders' deficit as of January 31, 2002, raised substantial doubt about the Company's ability to continue as a going concern. Except as discussed in the previous sentence, Wolinetz, Lafazan's report on the financial statements of the Company for the fiscal years ended January 31, 2002 and January 31, 2001 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During each of the Company's fiscal years ended January 31, 2002 and January 31, 2001, and the subsequent period through May 2, 2002, there was no reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-B, with respect to Wolinetz, Lafazan.

ENGAGEMENT OF PRESENT AUDITORS

     Effective May 2, 2002, the Company engaged BDO Seidman, CKB's independent auditors prior to the CKB Merger, as its independent auditors. During the Company's two most recently completed fiscal years, and through May 2, 2002, the Company has not consulted with BDO Seidman as to any matters.

     BDO Seidman's principal function as our independent auditors is to audit the consolidated financial statements of the Company and in connection with that audit to review certain related quarterly and other periodic filings with the Commission.

VOTE REQUIRED

     Although shareholder action on this matter is not required, the appointment of BDO Seidman as our auditors is being recommended to the shareholders for ratification. Pursuant to applicable Delaware law, the ratification of the appointment of our auditors requires the affirmative vote of the holders of a majority of the shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are present or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will be counted and will have the same effect as a vote against this proposal.

          YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP TO SERVE AS THE COMPANY'S AUDITORS FOR THE CURRENT FISCAL YEAR.

DISCLOSURE OF AUDITOR FEES

     The following is a description of the fees billed to the Company by Wolinetz, Lafazan and during the fiscal year ended January 31, 2002:

          Audit Fees: Wolinetz, Lafazan billed the Company $22,500 for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended January 31, 2002 and the review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended January 31, 2002 and through the date of this proxy statement.

          Financial Information Systems Design and Implementation Fees:
          Wolinetz, Lafazan did not provide advice or bill fees to the Company regarding financial information systems design and implementation during the fiscal year ended January 31, 2002 or through the date of this proxy statement.

          All Other Fees: Wolinetz, Lafazan billed the Company $2,500 for professional services other than those described above rendered during the fiscal year ended January 31, 2002 and through the date of this proxy statement.

     Your Board of Directors has determined that the matters above did not compromise the independence of Wolinetz, Lafazan as the Company's independent auditors for the fiscal year ended January 31, 2002.

                                  MISCELLANEOUS

AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION

     If Proposals 2 through 8 in this Proxy Statement are duly approved by our shareholders, we will amend and restate our Certificate of Incorporation in its entirety to incorporate the amendments set forth in these proposals, and all prior amendments still in effect, into a single document for ease of use and reference.

MATTERS TO BE PRESENTED AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS

     Any qualified shareholder wishing to make a proposal to be acted upon at the next Annual Meeting of Shareholders must submit such proposal, to be considered by the Company for inclusion in the proxy statement, to the Company at its principal office, One Montauk Highway Southampton, New York 11968,
Attention: James DiLorenzo, Executive Vice President, Secretary and Treasurer, not later than January 31, 2003.

OTHER MATTERS

     As of the date of this proxy statement, the management of the Company knows of no matters other than those stated above that are likely to be brought before the Annual Meeting. However, if any matters not now known come before the Annual Meeting, the persons named in the enclosed proxy card are expected to vote the shares represented by such proxy on such matters in accordance with their best judgment.

     THE COMPANY ENCOURAGES ALL SHAREHOLDERS TO PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD TO AVOID COSTLY SOLICITATION. YOU CAN SAVE THE COMPANY CONSIDERABLE EXPENSE BY SIGNING AND RETURNING YOUR PROXY CARD AT ONCE.

                                         By Order of Your Board of Directors,


                                         James DiLorenzo
                                         Executive Vice President,
                                         Treasurer and Secretary

                                                                  EXECUTION COPY
                                                               FEBRUARY 21, 2002

--------------------------------------------------------------------------------

                              AMENDED AND RESTATED

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                                ZENASCENT, INC.,


                              ZENASCENT NEWCO INC.,


                          CEDRIC KUSHNER BOXING, INC.,


                        CEDRIC KUSHNER PROMOTIONS, LTD.,


                                 CEDRIC KUSHNER

                                       AND

                                 JAMES DiLORENZO

                          DATED AS OF FEBRUARY 21, 2002





--------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                          AGREEMENT AND PLAN OF MERGER

      THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (the "Agreement"), is made and entered into as of February 21, 2002, by and among ZENASCENT, INC., a Delaware corporation ("Acquiror"), ZENASCENT NEWCO INC., a Delaware corporation and wholly owned subsidiary of Acquiror ("Newco"), CEDRIC KUSHNER BOXING, INC., a Delaware corporation ("Boxing") and the holder of all of the issued and outstanding capital stock of CEDRIC KUSHNER PROMOTIONS, LTD., a New York corporation ("CKP"), CKP, CEDRIC KUSHNER ("Kushner") and JAMES DiLORENZO ("DiLorenzo" and, together with Kushner, the "Stockholders").

                                    RECITALS

      WHEREAS, on August 2, 2001, Acquiror, Newco, Boxing and the Stockholders entered into an Agreement and Plan of Merger (the "Original Agreement");

      WHEREAS, on September 17, 2001, Acq
uiror, Newco, Boxing, CKP and the
Stockholders entered into an Amended and Restated Agreement and Plan of Merger which amended and restated in its entirety the Original Agreement (the "First Restated Agreement");

      WHEREAS, the First Restated Agreement was amended by letter agreement dated December 21, 2001 (as so amended, the "Amended Agreement");

      WHEREAS, the parties desire to amend and restate the Amended Agreement as provided herein;


      WHEREAS, Acquiror and Boxing have determined that it is in the best interests of their respective stockholders for Newco to merge with and into Boxing upon the terms and subject to the conditions set forth in this Agreement;

      WHEREAS, the respective Boards of Directors of Acquiror, Newco and Boxing have each approved this Agreement and the consummation of the transactions contemplated hereby and approved the execution and delivery of this Agreement; and

      WHEREAS, for federal income tax purposes, it is intended that the merger shall qualify as a reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");

      NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1.

                      MERGER OF NEWCO WITH AND INTO BOXING
                               AND RELATED MATTERS

      1.1  THE MERGER.

      (a) Upon the terms and conditions of this Agreement, at the "Effective Time" (as defined herein), Newco shall be merged with and into Boxing (the "Merger") in accordance with the provisions of the Delaware General Corporation Law (the "DGCL"), the separate corporate existence of Newco shall cease and Boxing shall continue as the surviving corporation (the "Surviving Corporation") under the laws of the State of Delaware. The Merger shall have the effects set forth in Section 251 of the DGCL.

      (b) Subject to the provisions of this Agreement, a certificate of merger (the "Certificate of Merger") shall be duly prepared, executed and acknowledged by the Surviving Corporation and thereafter delivered to the Secretary of State of the State of Delaware for filing, as provided in the DGCL, as soon as practicable on or after the Merger Closing Date (as defined in Section 2.3). The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such time thereafter as provided in the Certificate of Merger pursuant to the mutual agreement of Acquiror and Boxing (the "Effective Time").

      (c)  At the Effective Time:

           (i) Boxing shall continue its existence under the laws of the State of Delaware as the Surviving Corporation;

           (ii) the separate corporate existence of Newco shall cease;

           (iii) all rights, title and interests to all assets, whether tangible or intangible and any property or property rights owned by Newco or Boxing shall be allocated to and vested in the Surviving Corporation without reversion or impairment, without further act or deed, and without any transfer or assignment having occurred, but subject to any existing liens or other encumbrances thereon, and all liabilities and obligations of Boxing or Newco shall be allocated to the Surviving Corporation, which shall be the primary obligor therefor and, except as otherwise provided by law or contract, no other party to the Merger, other than the Surviving Corporation, shall be liable therefor;

           (iv) the Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of Boxing as in effect immediately prior to the consummation of the Merger;

           (v) the By-Laws of the Surviving Corporation shall be the By-Laws of Boxing as in effect immediately prior to the consummation of the Merger, and shall continue in full force and effect until thereafter amended as provided by law and such By-Laws;

           (vi) the officers and directors of the Surviving Corporation shall be the officers and directors of Boxing as of the time immediately preceding the Effective Time and such persons shall serve in such positions for their respective terms provided by law or in the By-Laws of the Surviving Corporation and until their respective successors are elected and qualified; and

           (vii) the officers and directors of the Acquiror set forth on
Schedule 1.1(c)(vii)(x) shall resign upon the Effective Time and the officers and directors of the Acquiror shall consist of those individuals identified on
Schedule 1.1(c)(vii)(y), and such persons shall serve in such positions for their respective terms provided by law or in the By-Laws of the Acquiror and until their respective successors are elected and qualified. For a period of at least one year following the Effective Time, one person, who shall be reasonably acceptable to the Stockholders, designated by the directors set forth on
Schedule 1.1(c)(vii)(x) shall serve as a director of the Acquiror (the "Continuing Director"). In order to enable the persons set forth on Schedule 1.1(c)(vii)(y) to serve as directors as of the Effective Time, at least ten (10) days prior to the Effective Time, Acquiror shall, in compliance with the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prepare and file with the Securities and Exchange Commission (the "SEC") and cause to be transmitted to its stockholders the information required under Rule 14(f)-1.

      1.2  CONVERSION OF STOCK; CONVERSION OF OUTSTANDING OPTIONS.

      (a) Conversion of Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof:

           (i) the shares of the issued and outstanding common stock, par value $0.01 per share, of Boxing ("Boxing Common Stock") owned by the Stockholders (other than the DiLorenzo Big Content Shares (as defined herein)) as of the Merger Closing (as defined in Section 2.3) shall be converted into and represent the right to receive, and shall be exchangeable for, a pro rata portion of the Stockholders Merger Consideration (as defined in Section 1.3(a)(i));

           (ii) the DiLorenzo Big Content Shares and the shares of issued and outstanding Boxing Common Stock owned by Livingston Investments, LLC ("Livingston") and Mackin Investments, LLC ("Mackin" and, together with Livingston, the "LM Holders") as of the Merger Closing shall be converted into and represent the right to receive, and shall be exchangeable for, a pro rata portion of the Big Content Merger Consideration (as defined in Section 1.3(a)(ii))

           (iii) the shares of issued and outstanding Boxing Common Stock owned by the LM Holders shall in addition be converted into and represent the right to receive, and shall be exchangeable for, a pro rata portion of the LM Warrant (as defined in Section 1.3(a)(iii));

           (iv) each share of capital stock of Boxing held in treasury as of the Effective Time shall be canceled without payment of any consideration therefor and without any conversion thereof;

           (v) each share of common stock, $0.01 par value per share, of Newco (the "Newco Common Stock") issued and outstanding prior to the Effective Time shall be converted into and become a like number of fully paid and nonassessable shares of common stock, par value $0.01 per share, of the Surviving Corporation.

      (b) Transfer; Delivery of Certificates after Effective Time. From and after the Effective Time, there shall be no transfers on the stock transfer books of Boxing of shares of Boxing Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, certificates for shares of Boxing Common Stock that were outstanding immediately prior to the Effective Time shall be delivered to Boxing, they shall be cancelled and exchanged for the consideration to be received therefor in connection with the Merger as provided in this Agreement.

      1.3  MERGER CONSIDERATION.

      (a) The Merger Consideration, consisting of the total purchase price payable to the Stockholders and the LM Holders in connection with the acquisition by merger of Boxing, shall be delivered and shall consist exclusively of:

           (i) Upon the Merger Closing, with respect to the shares of Boxing Common Stock other than the DiLorenzo Big Content Shares, the Stockholders shall receive that number of newly issued shares of Series B Convertible Preferred Stock, par value $0.01 per share, of the Acquiror (the "Series B Stock") that convert into an aggregate of 39,975,137 (the "Series B Conversion Number") shares of common stock, $0.01 par value per share, of Acquiror (the "Acquiror Common Stock"). The Series B Stock shall be convertible into shares of Acquiror Common Stock in accordance with the terms of, and the Series B Stock shall have those rights, preferences and designations set forth in, that certain Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock (the "Series B Certificate of Designation"), a true and correct copy of which is attached hereto and made a part hereof as Exhibit 1.3(a)(i) and which will be duly authorized, approved and filed with the State of Delaware by Acquiror prior to the Effective Time. The Series B Stock together with the Post-Merger Shares (as defined in Section 1.3(a)(iv), if any, are referred to herein as the "Stockholders Merger Consideration."

           (ii) Upon the Merger Closing, DiLorenzo, with respect to the DiLorenzo Big Content Shares, and the LM Holders shall receive that number of newly issued shares of Series C Convertible Redeemable Preferred Stock, par value $0.01 per share, of the Acquiror (the "Series C Stock") that convert into an aggregate of 2,792,210 shares of the Acquiror Common Stock (the "Big Content Merger Consideration"). The Series C Stock shall be convertible into shares of Acquiror Common Stock and shall be redeemable by Acquiror in accordance with the terms of, and the Series C Stock shall have those rights, preferences and designations set forth in, that certain Certificate of Designation, Preferences and Rights of Series C Convertible Redeemable Preferred Stock (the "Series C Certificate of Designation" and, together with the Series B

Certificate of Designation, the "Certificates of Designation"), a true and correct copy of which is attached hereto and made a part hereof as Exhibit 1.3(a)(ii) and which will be duly authorized, approved and filed with the State of Delaware by Acquiror prior to the Effective Time.

           (iii) Upon the Merger Closing, the LM Holders shall receive a warrant (the "LM Warrant") to purchase an aggregate of 1,000,000 shares of Acquiror Common Stock with a per share exercise price equal to the average closing bid price of the Acquiror Common Stock during the ten (10) trading days immediately preceding the Merger Closing. The Series C Stock received by the LM Holders and the LM Warrant are referred to herein as the "LM Merger Consideration." The Stockholders Merger Consideration, the Series C Stock received by DiLorenzo and the LM Merger Consideration are referred to collectively herein as the "Merger Consideration."

           (iv) Within 30 days following the Merger Closing, if Acquiror has not received net proceeds from the Second Acquiror Financing (as defined in Section 1.4(b)) of $500,000, for each one dollar ($1.00) less than such amount, Acquiror shall deliver to the Stockholders, pro rata in accordance with their ownership of Acquiror, an aggregate of thirty-nine (39) shares of Acquiror Common Stock or preferred stock convertible into such number of shares of Acquiror Common Stock. Such shares, in aggregate, shall be referred to herein as the "Post-Merger Shares" and shall be additional Stockholders Merger Consideration.

      (b) It is intended that the delivery of the Merger Consideration shall qualify as a tax-free exchange under the Code.

      (c) The Series B Stock, the Series C Stock and (i) if issued, the shares of Acquiror Common Stock issued upon conversion of the Series B Stock and Series C Stock (the "Conversion Shares"), (ii) if issued to the Stockholders, the Post-Merger Shares and (iii) the shares of Acquiror Common Stock issued to the LM Holders upon exercise of the LM Warrant, shall be fully paid and non-assessable and shall be free and clear of all liens, levies and encumbrances, except that such shares shall be "restricted securities" pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). All of the shares of capital stock issued or issuable to the Stockholders and the LM Holders are referred to herein collectively as the "Merger Shares."

      1.4  CERTAIN FINANCINGS.

      (a) As a condition precedent to Boxing's obligations under this Agreement, Acquiror shall, no later than February 22, 2002, have (i) consummated a sale of notes which are convertible into Acquiror Common Stock (the "First Financing Notes") and warrants to purchase Acquiror Common Stock (the "First Financing Warrants" and, together with the First Financing Notes, the "First Financing Securities") with gross proceeds to Acquiror of at least $340,000 (the "First Acquiror Financing") and (ii) loaned to CKP, for a period of one year and at an annual interest rate of ten percent (10%), at least $300,000 (the "Bridge Loan Amount") of the proceeds of the First Acquiror Financing (the "Bridge Loan"). The shares of Acquiror Common Stock issuable upon conversion or exercise of the First Financing Securities are referred to herein as the "First Financing Shares."

      (b) Within 30 days following the Merger Closing, Acquiror shall have consummated the sale (the "Second Acquiror Financing") of additional securities (which may be notes which are convertible into Acquiror Common Stock, warrants to purchase Acquiror Common Stock and/or Acquiror Common Stock) which, upon issuance and, if applicable, conversion or exercise, as the case may be, will increase the number of shares of outstanding Acquiror Common Stock by no more than 862,5000 (the "Post-Merger Financing Share Number") shares of Acquiror Common Stock (the "Post-Merger Financing Shares"). Acquiror shall receive net proceeds from the Second Acquiror Financing of no less than $500,000.

      (c) CKP and Acquiror acknowledge that CKP has received from Acquiror and certain third party lenders $820,000 prior to the date hereof. As a condition precedent to (i) Boxing's obligations under this Agreement, Acquiror shall deliver to Boxing a note and warrant purchase agreement in the form attached as
Exhibit 1.4(c)(i) hereto from each of the third party lenders (the "Lenders") who provided such funds, which shall include a warrant in the form of Exhibit 1.4(c)(ii) hereto, and (ii) Acquiror's obligations under this Agreement, CKP shall deliver to Acquiror, for further delivery to the Lenders, a note in the form attached hereto as Exhibit 1.4(c)(iii), in the amount loaned by each of the Lenders to CKP. Such notes provide that they are mandatorily convertible into equity of Acquiror upon the consummation of the Merger.

      1.5  ADDITIONAL RIGHTS;  TAKING OF NECESSARY ACTION;  FURTHER
           ACTION.

           Each of Acquiror, Newco, Boxing, CKP, Kushner and DiLorenzo, respectively, shall use their best efforts to take all such action as may be necessary and appropriate to effectuate the Merger under the DGCL as promptly as possible.

      1.6  NO FURTHER RIGHTS OR TRANSFERS.

           At and after the Effective Time, the Boxing Common Stock outstanding immediately prior to the Effective Time shall cease to be issued and outstanding or to provide the holder thereof any rights as a stockholder of Boxing, except for the right to surrender the certificate or certificates representing such shares and to receive the Merger Consideration to be received in the Merger as provided in this Agreement.

                                   ARTICLE 2.

                                  THE CLOSINGS

      2.1  BRIDGE LOAN CLOSING DATE.

           Subject to the satisfaction or waiver of all of the conditions precedent set forth in Sections 6.1(a) and 6.2(a) of this Agreement, the closing of the Bridge Loan (the "Bridge Loan Closing") shall take place at the offices of Greenberg Traurig, LLP ("GT"), at 200 Park Avenue, New York, New York 10166 on (a) the day on which the last of the conditions precedent set forth in Sections 6.1(a) and 6.2(a) of this Agreement are fulfilled or waived or (b) at such other time, date and place as the parties may agree, but in no event shall such date be later than

February 22, 2002 unless such date is extended by the mutual agreement of the parties. The date that the Bridge Loan Closing occurs is referred to herein as the "Bridge Loan Closing Date."

      2.2  BRIDGE LOAN CLOSING.

           At the Bridge Loan Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

      (a) Boxing shall deliver, or cause to be delivered, to the Acquiror and Newco, the following documents and shall take the following actions:

           (i) A certificate of the Secretary of Boxing certifying that the Stockholders have approved the Merger, this Agreement, and the transactions contemplated hereby in accordance with applicable law and Boxing's Certificate of Incorporation and By-Laws;

           (ii) Boxing shall execute and deliver to its counsel, GT, a Certificate of Merger with such amendments thereto as the parties hereto shall deem mutually acceptable;

           (iii) A certificate shall be executed by an authorized officer of Boxing attesting to the fact that all representations and warranties made by Boxing in this Agreement are true and correct on and as of the Bridge Loan Closing, as though originally given to Acquiror and Newco on said date;

           (iv) A certificate of good standing shall be delivered by Boxing from the Secretary of State of the State of Delaware, dated at or about the Bridge Loan Closing Date;

           (v) An incumbency certificate shall be delivered by Boxing signed by all of the officers and directors thereof dated at or about the Bridge Loan Closing Date;

           (vi) The Certificate of Incorporation of Boxing, certified by the Secretary of State of the State of Delaware at or about the Bridge Loan Closing Date, and a copy of the By-Laws of Boxing certified by the Secretary of Boxing, dated at or about the Bridge Loan Closing Date, shall be delivered by Boxing;

           (vii) Board and stockholder resolutions shall be delivered by the Secretary of Boxing dated at or about the Bridge Loan Closing Date authorizing the transactions contemplated by this Agreement; and

           (viii) Such other documents and agreements as reasonably requested by Acquiror and Newco to effectively consummate the transactions contemplated under this Agreement.

      (b) Acquiror and Newco shall deliver, or shall cause to be delivered, to Boxing, the following documents and shall take the following actions:

           (i)  Acquiror  shall  deliver  to CKP  the  Bridge  Loan
Amount;

           (ii) Newco shall, if necessary, execute and deliver to GT the Certificate of Merger with such amendments thereto as the parties hereto shall deem mutually acceptable;

           (iii) A certificate shall be executed by an authorized officer of
Acquiror:

                (A) attesting to the fact that all representations and warranties made by Acquiror under this Agreement are true and correct on and as of the Bridge Loan Closing, as though originally given to Boxing on said date; and

                (B) attesting to the fact that (x) the First Acquiror Financing has been consummated and Acquiror has received the proceeds of such financing and (y) the total fees paid by Acquiror in connection with the First Acquiror Financing do not exceed 13% of the gross proceeds thereof.

           (iv) A certificate shall be executed by an authorized officer of Newco to the effect that all representations and warranties made by Newco under this Agreement are true and correct on and as of the Bridge Loan Closing, as though originally given to Boxing on said date;

           (v) A certificate of good standing shall be delivered by Acquiror from the Secretary of State of the State of Delaware, dated at or about the Bridge Loan Closing Date;

           (vi) A certificate of good standing shall be delivered by Newco from the Secretary of State of the State of Delaware, dated at or about the Bridge Loan Closing Date;

           (vii) An incumbency certificate shall be delivered by Acquiror signed by all of its officers and directors dated at or about the Bridge Loan Closing;

           (viii) An incumbency certificate shall be delivered by Newco signed by all of its officers and directors dated at or about the Bridge Loan Closing;

           (ix) A copy of the Certificate of Incorporation of Acquiror and the Certificates of Designation certified by the Secretary of State of the State of Delaware at or about the Bridge Loan Closing Date and a copy of the By-Laws of Acquiror certified by the Secretary of Acquiror dated at or about the Closing;

           (x) A copy of the Certificate of Incorporation of Newco certified by the Secretary of State of the State of Delaware at or about the Bridge Loan Closing Date and a copy of the By-Laws of Newco certified by the Secretary of Newco dated at or about the Bridge Loan Closing Date;

           (xi) A certified Board resolution shall be delivered by the Secretary of Acquiror dated at or about the Bridge Loan Closing authorizing the transactions contemplated by this Agreement;

           (xii) Certified Board and stockholder resolutions shall be delivered by the Secretary of Newco dated at or about the Bridge Loan Closing authorizing the transactions contemplated by this Agreement; and

           (xiii) Such other documents and agreements as reasonably requested by Boxing to effectively consummate the Bridge Loan.

      2.3  MERGER CLOSING DATE.

           Subject to satisfaction or waiver of all conditions precedent set forth in Section 6 of this Agreement, the closing of the Merger (the "Merger Closing") shall take place at the offices of GT at 200 Park Avenue, New York, New York 10166 on (a) the later of: (i) the first Business Day following the day upon which all appropriate Acquiror, Newco and Boxing corporate action has been taken in accordance with Section 3 of this Agreement; or (ii) the day on which the last of the conditions precedent set forth in Sections 6.1(b) and 6.2(b) of this Agreement is fulfilled or waived; or (b) at such other time, date and place as the parties may agree, but in no event shall such date be later than March 31, 2002 unless such date is extended by the mutual agreement of the parties. The date that the Merger Closing occurs is referred to herein as the "Merger Closing Date."

      2.4  MERGER CLOSING.

           At the Merger Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

      (a) Boxing shall deliver, or cause to be delivered, to the Acquiror and Newco, the following documents and shall take the following actions:

           (i) A certificate of the President and Secretary of Boxing certifying to the continuing validity in all respects of the certificates delivered pursuant to Section 2.2(a)(i), (ii), (iii), (iv) and (v) as if such certificates had been delivered, and the statements contained therein made, on the Merger Closing Date with respect to the Merger;

           (ii) Boxing shall cause to be filed with the Secretary of State of the State of Delaware the Certificate of Merger with such amendments thereto as the parties hereto shall deem mutually acceptable; and

           (iii) Such other documents and agreements as reasonably requested by Acquiror and Newco to effectively consummate the transactions contemplated under this Agreement.

      (b) Acquiror and Newco will deliver, or shall cause to be delivered, to Boxing and the Stockholders, the following documents and shall take the following actions:

           (i) A certificate or certificates representing each Stockholder's and LM Holder's allocable portion of the Merger Consideration;

           (ii) A certificate executed by an authorized officer of Acquiror certifying to the continuing validity in all respects of the certificates delivered pursuant to Section 2.2(b)(iii), (iv), (v), (vi), (vii), (viii) as if such certificates had been delivered, and the statements contained therein made, on the Merger Closing Date with respect to the Merger;

                (A) A certificate shall be executed by an authorized officer of Acquiror attesting to the fact that the First Acquiror Financing has been consummated, Acquiror has received at least 87% of the gross of such financing and the Bridge Loan has been consummated.

           (iii) Each of the officers and directors of Acquiror shall have tendered their resignation in form and substance satisfactory to Boxing and there shall not be any continuing obligation, financial or otherwise, to such persons except as set forth on Schedule 4.2(o); and

           (iv) Such other documents and agreements as reasonably requested by Boxing or the Stockholders to effectively consummate the transactions contemplated under this Agreement.

                                   ARTICLE 3.

                            CERTAIN CORPORATE ACTION

      3.1  BOXING ACTION.

           Boxing shall cause to occur all corporate and stockholder action necessary to effect the Merger and to consummate the other transactions contemplated hereby.

      3.2  ACQUIROR AND NEWCO CORPORATE ACTION.

           Acquiror and Newco shall cause to occur all corporate and stockholder action necessary to effect the Bridge Loan and the Merger. Without limiting the generality of the foregoing, prior to the Bridge Loan Closing, Acquiror shall have adopted and filed with the Secretary of State of the State of Delaware the Certificates of Designation.

                                   ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES

      4.1  REPRESENTATIONS  AND  WARRANTIES OF BOXING,  CKP AND THE
           STOCKHOLDERS

           As a material inducement to Acquiror and Newco to execute this Agreement and consummate the Bridge Loan, the Merger and other transactions contemplated hereby, Boxing, CKP and the Stockholders hereby make the following representations and warranties to Acquiror and Newco. The representations and warranties are true and correct in all material respects at this date, and will be true and correct in all material respects on each Closing Date as though made on and as of such date, except in those instances where actions taken pursuant to and in accordance with this Agreement with respect to the Big Content Merger
Agreement (as defined herein) cause such representations and warranties to no longer be true and correct.

      (a)  Corporate Existence and Power.

           (i) Boxing is a corporation duly incorporated and in good standing under the laws of the State of Delaware, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have any of the foregoing would not have a Material Adverse Effect. Except as set forth on
Schedule 4.1(a), Boxing is duly qualified to do business as a foreign corporation in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect. True, correct and complete copies of the Articles of Incorporation and By-Laws of Boxing, as amended to date, are attached hereto as Schedule 4.1(a) and are made a part hereof.

           (ii) Boxing owns no equity interest in any entity, other than a 100% equity interest in (A) CKP and (B) Cedric Kushner Sports Network, Ltd, an inactive New York corporation without any material liabilities.

           (iii) CKP is a corporation duly incorporated and validly existing under the laws of the State of New York, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have any of the foregoing would not have a Material Adverse Effect. CKP owns no interest in any other entity other than a right to acquire the majority of the equity interest in Big Content, Inc., a Delaware corporation ("Big Content").

      (b)  Due Authorization and Requisite Approvals.

           (i) This Agreement has been duly authorized, executed and delivered by Boxing and constitutes a valid and binding agreement of Boxing, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally or by the application of equitable principles. As of the Bridge Loan Closing Date, all corporate action on the part of Boxing required under applicable law in order to consummate the Merger will have occurred; and

           (ii) This Agreement has been duly authorized, executed and delivered by each of the Stockholders and constitutes a valid and binding agreement of each of the Stockholders, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally or by the application of equitable principles.

           (iii) The Board of Directors of Boxing has approved the execution of this Agreement and the consummation of the Merger and related actions contemplated hereby.

      (c) No Contravention. The execution and delivery of the Agreement does not, and the consummation of the transactions contemplated hereby will not:

           (i) conflict with or result in any violation of any provision of the Articles of Incorporation or By-Laws of Boxing;

           (ii) conflict with or result in any violation or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of a right or obligation or loss under, any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, or, to the best of its Knowledge, statute, law, ordinance, rule or regulation applicable to Boxing or CKP, or any of their respective properties or assets, or result in the creation or imposition of any mortgage, lien, pledge, charge or security interest of any kind ("Encumbrance") on any assets of Boxing or CKP, except such as is not reasonably likely to have a Material Adverse Effect or prevent Boxing from consummating the transactions contemplated by this Agreement; or

           (iii) except as set forth on Schedule 4.1(c), require any consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, except the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

      (d)  Capitalization and Share Ownership.

           (i) The authorized capital stock of Boxing consists of 1,000 shares of Boxing Common Stock. There are currently 429.5 shares of Boxing Common Stock outstanding, all of which are owned by the Stockholders. The outstanding shares of capital stock of Boxing have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights. Except as set forth in this Section 4.1(d)(i), Schedule 4.1(d)(i) and actions that will be taken in connection with the consummation of the Big Content Merger Agreement, there are outstanding (A) no shares of capital stock or other voting securities of Boxing,
(B) no securities of Boxing convertible into or exchangeable for shares of capital stock or voting securities of Boxing and (C) no options, warrants or other rights to acquire from Boxing or any other person, and no obligation of Boxing to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Boxing, and there are no agreements or commitments to do any of the foregoing. There are no voting trusts or voting agreements applicable to any shares of capital stock of Boxing. The Boxing Common Stock to be surrendered in the Merger will be owned of record and beneficially by the Stockholders and the LM Holders, free and clear of all liens and encumbrances of any kind and nature, and have not been sold, pledged, assigned or otherwise transferred. Except for a warrant (the "Wilshire Warrant") issued by Kushner to Wilshire Advisers LLC pursuant to which Kushner has agreed to sell 7.5 shares of Boxing Common Stock, there are no agreements (other than as set forth in this Agreement) to sell, pledge, assign or otherwise transfer such securities. Boxing will not have any liability with respect to the Wilshire Warrant.

           (ii) The authorized capital stock of CKP consists solely of 200 shares of common stock, no par value per share ("CKP Common Stock"). There are currently 151 shares of CKP Common Stock outstanding, all of which are owned by Boxing free and clear of all liens and encumbrances of any kind and nature. Such shares of CKP Common Stock have not been sold, pledged, assigned or otherwise transferred, and there are no agreements to sell, pledge, assign or otherwise transfer such securities. The outstanding shares of capital stock of CKP have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights. Except as set forth in this Section 4.1(d)(ii), there are outstanding (A) no shares of capital stock or other voting securities of CKP, (B) no securities of CKP convertible into or exchangeable for shares of capital stock or voting securities of CKP and (C) no options, warrants or other rights to acquire from CKP, Boxing or any other person, and no obligation of CKP to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of CKP, and there are no agreements or commitments to do any of the foregoing. There are no voting trusts or voting agreements applicable to any shares of capital stock of CKP.

      (e) Financial Statements. Boxing shall prepare and deliver to Acquiror, no less than twenty (20) days prior to the Merger Closing Date, copies of (i) unaudited consolidated financial statements of Boxing and CKP for the six-month period ended June 30, 2001 (the "Interim Statement"); and (ii) audited consolidated financial statements of Boxing and CKP for the fiscal years ended December 31, 1999 and 2000 (the "Audited Statements" and, together with the Interim Statement, the "Financial Statements"). The Financial Statements will have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods reported upon and will fairly present in all material respects the consolidated financial position of Boxing and CKP as of the dates thereof and the results of operations for the periods then ended.

      (f)  Real Properties.

           (i) Boxing does not own or lease any real estate. CKP currently leases real property at those locations identified on Schedule 4.1(f)(i) hereto. CKP does not own or lease any other real estate. None of the leasehold interests held by CKP is subject to any Encumbrance, except (a) liens for ad valorem taxes not yet due or being contested in good faith; and (b) contractual or statutory mechanics or materialmen's liens or other statutory or common law Encumbrances relating to obligations of CKP that are not delinquent or are being contested in good faith. There are no Encumbrances which materially interfere with the present use of such leasehold interests.

           (ii) Except as described on Schedule 4.1(f)(ii) hereto, neither Boxing nor CKP has received any written notice from any governmental entity having jurisdiction over Boxing or CKP or over any of the real property leased by CKP of any violation by Boxing or CKP of any law, regulation or ordinance relating to zoning, environmental matters, local building or fire codes or similar matters relating to any of the real property leased by CKP or of any condemnation or eminent domain proceeding.

           (iii) All of the buildings leased by CKP, and all plumbing, HVAC, electrical, mechanical and similar systems are in good repair and adequate for their current use, ordinary wear and tear excepted.

           (iv) Except as described on Schedule 4.1(f)(iv), neither Boxing nor CKP is a party to any lease, sublease, lease assignment or other agreement for the use or occupancy of any of the leasehold premises wherein Boxing or CKP is the landlord, sub-landlord or assignor, whether by name, as successor-in-interest or otherwise. There are no outstanding agreements with any party to acquire the leasehold premises or any portion thereof or any interest therein.

           (v) All certificates of occupancy and all other licenses, permits, authorizations, consents, certificates and approvals required by all governmental authorities having jurisdiction over the leasehold premises occupied by CKP have been issued, are fully paid for and are in full force and effect, will survive the Merger Closing and will not be invalidated, violated or otherwise adversely affected by the Merger or the other transactions contemplated by this Agreement.

      (g) No Contingent Liabilities. Except as contained within the Financial Statements or otherwise as described on Schedule 4.1(g), at the Closing, neither Boxing nor CKP shall have material liabilities, whether related to tax or non-tax matters, known or unknown, due or not yet due, liquidated or unliquidated, fixed or contingent, determined or determinable in amount or otherwise, and to the best Knowledge of Boxing, after due inquiry, there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, except as and to the extent reflected in this Agreement or any Schedule or Exhibit hereto or which has been incurred in the ordinary course of business and as accurately reflected on the books and records of Boxing or CKP.

      (h) Litigation. Except as described on Schedule 4.1(h) hereto there is no action, suit, investigation or proceeding (or, to the Knowledge of Boxing, any basis therefor) pending against, or to the Knowledge of Boxing, threatened against or affecting Boxing or CKP or any of their respective properties before any court or arbitrator or any governmental body, agency or official that (i) if adversely determined against Boxing or CKP, as applicable, would have a Material Adverse Effect or (ii) in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Merger or any of the other transactions contemplated by the Agreement.

      (i) Taxes. Except as disclosed on Schedule 4.1(i), each of Boxing and CKP has timely filed all tax returns required to be filed by it, or will timely file when due all tax returns required to be filed by it between the date hereof and the Closing. Each of Boxing and CKP has paid in a timely fashion or will pay when due in a timely fashion, all taxes required to be paid in respect of the periods covered by such returns, and the books and the financial statements of Boxing and CKP reflect, or will reflect, adequate reserves for all taxes payable by it which have been, or will be, accrued but are not yet due. Neither Boxing nor CKP is delinquent in the payment of any material tax, assessment or governmental charge. No deficiencies for any taxes have been proposed, asserted or assessed against Boxing or CKP. Boxing is not aware of any facts which would constitute the basis for the proposal or assertion of any such deficiency and there is no action, suit, proceeding, audit or claim now pending or threatened against Boxing or

CKP, asserting any deficiency in the payment of taxes. All taxes which Boxing or CKP is required by law to withhold and collect have been duly withheld and collected, and have been timely paid over to the proper authorities to the extent due and payable. For the purposes of this Agreement, the term "tax" shall include all federal state, local and foreign income, property, sales, excise and other taxes of any nature whatsoever. Except as disclosed on Schedule 4.1(i), neither Boxing nor CKP has been granted any extension or waiver of the limitation period applicable to any tax returns. There are no Encumbrances for taxes upon the assets of Boxing or CKP. There are no tax sharing or tax allocation agreements to which Boxing or CKP is now or ever has been a party. Neither Boxing nor CKP will be required under Section 481(c) of the Code to include any material adjustment in taxable income for any period prior to the Merger. Neither Boxing nor CKP (a) has been a member of an affiliated group filing a consolidated federal income tax return (other than a group the common parent of which was either Boxing or CKP) and (b) has any liability for the taxes of any person (other than Boxing or CKP, as applicable) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise.

      (j)  ERISA.

           (i) Neither Boxing nor CKP maintains nor has it ever maintained, administered or contributed to an "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

           (ii) Neither Boxing nor CKP is a party to any multiemployer plan as defined in Section 4001(a) (3) of ERISA ("Multiemployer Plans"), and none of Boxing, CKP nor any of their respective affiliate has any outstanding liability to contribute to any Multiemployer Plan, for delinquent contributions or for withdrawal liability pursuant to Section 4201 of ERISA.

           (iii) Neither Boxing nor CKP is a party to any material employment, severance or other similar contract, arrangement or policy or any plan or arrangement (written or oral) providing for insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation rights or other forms of incentive compensation or post-retirement insurance, compensation or benefits.

      (k) Insurance Coverage. Each of Boxing and CKP maintains in effect insurance (i) on its assets, and upon its business and operations, against loss or damage, risks, hazards and liabilities of the kinds customarily insured against by similar entities engaged in the same or similar businesses in adequate amounts and (ii) required to be carried by it by law or by any contract to which it is a party. All of such policies are in full force and effect and all premiums payable have been paid in full and each of Boxing and CKP, as applicable is in full compliance with the terms and conditions of such policies. Neither Boxing nor CKP has received any notice from any issuer of such policies of its intention to cancel or refusal to renew any policy issued by it or of its intention to renew any such policy based on a material increase in premium rates other than in the ordinary course of business. None of such policies are subject to cancellation by virtue of the Merger or the consummation of the other transactions contemplated by this

Agreement. There is no claim by Boxing or CKP pending under any of such policies as to which coverage has been questioned or denied.

      (l) Compliance with Laws. To the best of Boxing's or CKP's Knowledge, neither Boxing nor CKP is in violation of, nor has it violated, any applicable provisions of any laws, statutes, ordinances or regulations, other than as would not be reasonably likely to have a Material Adverse Effect. Without limiting the generality of the foregoing, to the best Knowledge of Boxing, each of Boxing and CKP has all licenses, permits, certificates and authorizations needed or required for the conduct of its business as presently conducted and for the use of its properties and premises occupied by it, except where the failure to obtain a licenses, permit, certificate or authorization would not have a Material Adverse Effect.

      (m) Investment Banking Fees. Except for a fee payable to Ashwood Capital, Inc., which will be satisfied by the Stockholders, there is no investment banker, broker, finder or other similar intermediary which has been retained by Boxing or the Stockholders, or is authorized by Boxing or the Stockholders to act on their behalf, who might be entitled to any fee or commission from Boxing, the Stockholders, Acquiror, Newco or any of their respective affiliates upon consummation of the transactions contemplated by this Agreement.

      (n) Personal Property. Each of Boxing and CKP has good and valid title to all of the personal property, tangible and intangible, reflected on the Financial Statements and to all other personal property owned by it, free and clear of any Encumbrance. Each of Boxing and CKP is the owner of all of its personal property now located in or upon its leased premises and of all personal property which is used in the operation of its business. All such equipment, furniture and fixtures and other tangible personal property are in good operating condition and repair and do not require any repairs other than normal routine maintenance to maintain such property in good operating condition and repair.

      (o) Intellectual Property; Intangible Property. The corporate names of Boxing and CKP and the trade names and service marks listed on Schedule 4.1(o) are the only names and service marks which are used by either Boxing or CKP in the operation of its business (the "Names and Service Marks"). Neither Boxing nor CKP has done business or has been known by any other name other than by its Names and Service Marks. Except for rights granted to Big Content, each of Boxing and CKP owns and has the exclusive right within the states and countries in which it operates to use all intellectual property presently in use by it and necessary for the operation of its businesses as now being conducted, which intellectual property includes, but is not limited to, any trademarks, trade names, service marks, including the Names and Service Marks, copyrights, trade secrets, customer lists, inventions, formulas, methods, processes and other proprietary information. There are no outstanding licenses or consents granting third parties the right to use any intellectual property, including any of the Patents, owned by either Boxing or CKP, with the exception of CKP's obligation to provide programming content to Big Content. No royalties or fees are payable by Boxing or CKP to any third party by reason of the use of any of its intellectual property. Neither Boxing nor CKP has received notice of any adversely held patent, invention, trademark, copyright, service mark or tradename of any person, or any claims of any other person relating to any of the intellectual property subject hereto, and there is no reasonable basis for any such charge or claim. There is no presently known or threatened use or encroachment of any such intellectual property.

      (p) Accounts Receivable. The accounts receivable of Boxing and CKP referred to within the Financial Statements constitute valid claims in the full amount thereof against the debtors charged therewith on the books of Boxing and have been acquired in the ordinary course of business. Except as set forth in
Schedule 4.1(p), the accounts receivable are fully collectible to the extent of the face value thereof (less the amount of the allowance for the doubtful accounts reflected on the Financial Statements) in the due course of normal commercial dealings. To the best Knowledge of Boxing, no account debtor has any valid setoff, deduction or defense with respect thereto, and no account debtor has asserted any such setoff, deduction or defense. There are no accounts receivable which arise pursuant to an agreement with the United States Government or any agency or instrumentality thereof.

      (q) Contracts, Leases, Agreements and Other Commitments. Except as set forth on Schedule 4.1(q), neither Boxing nor CKP is a party to or bound by any oral, written or implied contracts, agreements, leases, powers of attorney, guaranties, surety arrangements or other commitments excluding equipment and furniture leases entered into in the ordinary course of business (which do not exceed $25,000 in liabilities or commitments in the aggregate), except for the following (which are hereinafter collectively called the "Material Contracts"):

           (i) The leases and agreements described on Schedules 4.1(f), 4.1(q) and 4.1(r)(i); and

           (ii) Agreements entered into in the ordinary course of business involving a maximum possible expenditure or obligation on the part of either Boxing or CKP of more than Ten Thousand Dollars ($10,000) individually.

      The Material Contracts constitute all of the material agreements and instruments which are necessary and desirable to operate the businesses as currently conducted by Boxing and CKP. True, correct and complete copies of each Material Contract described and listed under subsection 4.1(q) will be made available to Acquiror within twenty (20) business days prior to the Closing Date. The term "Material Contract" excludes purchase orders entered into in the ordinary course for personal property or inventory which may be returned to the vendor without penalty. With the exception of the promotional agreement with Hasim Rahman that is subject to litigation, all of the Material Contracts are valid, binding and enforceable against the respective parties thereto in accordance with their respective terms. Each of Boxing and CKP and, to the best Knowledge of Boxing, all other parties to all of the Material Contracts have performed all obligations required to be performed to date under such Material Contracts, and neither Boxing nor CKP nor, to the best Knowledge of Boxing, any other party, is in default or in arrears under the terms thereof, and no condition exists or event has occurred which, with the giving of notice or lapse of time or both, would constitute a default thereunder. Following the Merger, the Surviving Corporation as the surviving entity shall become entitled to all rights of Boxing under the Material Contracts. The consummation of this Agreement and the Merger will not result in an impairment or termination of any of the rights of Boxing or CKP under any Material Contract.

None of the terms or provisions of any Material Contract materially adversely affects the business, financial condition or results of operations of Boxing or CKP.

      (r)  Labor Relations; Employees.

           (i) Neither Boxing nor CKP is a party to any collective bargaining agreements and other agreements requiring arbitration of employment disputes. Set forth on Schedule 4.1(r)(i) is a list of all employment agreements and all severance agreements which have not been fully performed to which either Boxing or CKP is a party or by which it is bound.

           (ii) Set forth on Schedule 4.1(r)(ii) is a list of all key management employees of Boxing and CKP, together with their rate of compensation and title.

           (iii) Boxing will deliver to Acquiror true and correct copies of all of the documents referred to on Schedule 4.1(r)(i) hereof and all of the personnel policies, employee and/or supervisor handbooks, procedures and forms of employment applications, if any, relating to the employees of Boxing and CKP.

           (iv) There is no union representing or purporting to represent any of the employees of Boxing or CKP, and neither Boxing nor CKP is subject to or currently negotiating any collective bargaining agreements with any union representing or purporting to represent the employees of any of the foregoing.

           (v)  Except as set forth on Schedule 4.1(r)(v),

                (A) Each of Boxing and CKP has complied in all material respects with all laws relating to labor, employment and employment practices, including without limitation, any provisions thereof relating to wages, hours and other terms of employment, collective bargaining, nondiscrimination and the payment of social security, unemployment compensation and similar taxes, and neither Boxing nor CKP is (1) liable for any arrearages of wages or any taxes or penalties for failure to comply with any of the foregoing or (2) delinquent in the payment of any severance, salary, bonus, commission or other direct or indirect compensation for services performed by any employee to the date hereof, or any amount required to be reimbursed to any employee or former employee; and

                (B) There are no charges, suits, actions, administrative proceedings, investigations and/or claims pending or, to the Knowledge of Boxing, threatened against Boxing or CKP, whether domestic or foreign, before any court, governmental agency, department, board or instrumentality, or before any arbitrator (collectively "Actions"), concerning or in any way relating to the employees or employment practices of Boxing or CKP, including, without limitation, Actions involving unfair labor practices, wrongful discharge and/or any other restrictions on the right of Boxing or CKP to terminate its respective employees, employment discrimination, occupational safety and health, and workers' compensation.

           (vi) There are no express or implied agreements, policies, practices, or procedures, whether written or oral, pursuant to which any employee of Boxing or CKP is not terminable at will and except as required by law, no employee is entitled to any benefit or to participate in any employee benefit plan of Boxing or CKP following such termination of employment.

           (vii) Except as set forth in Schedule 4.1(r)(vii), neither Boxing nor CKP is a party to any oral or written (A) agreement with any executive officer or other key employee of Boxing or CKP (1) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Boxing or CKP of the nature of the transactions contemplated by this Agreement, (2) providing any term of employment or compensation guarantee extending for a period longer than one year, or (3) providing severance benefits or other benefits after the termination of employment of such executive officer or key employee regardless of the reason for such termination of employment; or (B) agreement or plan which will remain in effect after the Closing, including, without limitation, any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

           (viii) Neither Boxing nor CKP has taken any action which requires or, taken together with the transactions contemplated hereby, would require the giving of any notice under the Worker Adjustment Retraining and Notification Act or any comparable state or local law or regulation.

      (s) Conflicting Interests. Except as set forth on Schedule 4.1(s) and for the relationship between Boxing, CKP, the Stockholders and Big Content of which the Acquiror is aware, (i) neither Kushner, DiLorenzo or any of their respective relatives or affiliates, nor any director, officer, employee or affiliate of Boxing (A) sells or purchases goods or services from Boxing or CKP or has any pecuniary interest in any supplier or client of any of the foregoing or in any other business enterprise with which Boxing or CKP conducts business or with which any of the foregoing is in competition, or (B) is indebted to Boxing or CKP except for money borrowed and as set forth on the Financial Statements, and
(ii) neither Boxing, nor any director, officer, employee or affiliate of CKP (A) sells or purchases goods or services from CKP or has any pecuniary interest in any supplier or client of any of the foregoing or in any other business enterprise with which CKP conducts business or with which any of the foregoing is in competition, or (B) is indebted to CKP except for money borrowed and as set forth on the Financial Statements.

      (t) Suppliers and Customers. Set forth on Schedule 4.1(t) is a list of the five largest customers of CKP and/or Boxing based on the percentage of revenue represented by those customers for the fiscal year ended December 31, 2000. The relationship of CKP and/or Boxing with its suppliers and customers is a good commercial working relationship and no material supplier or customer of CKP and/or Boxing has canceled, curtailed or otherwise terminated or threatened to cancel or otherwise terminate its relationship with CKP and/or Boxing. Boxing has no Knowledge, or reason to believe, that the Merger or any other transaction contemplated hereby would adversely affect any such material supplier or customer relationship.

      (u) Environmental Protection. Neither Boxing nor CKP has been notified by any governmental authority, agency or third party, and Boxing has no Knowledge of any violation by it or CKP of any Environmental Statute (as defined below). All registrations by Boxing and CKP with, licenses from or permits issued by governmental agencies pursuant to environmental, health and safety laws are in full force and effect. The term "Environmental Statutes" means all statutes, ordinances, regulations, orders and requirements of common law concerning discharges to the air, soil, surface water or groundwater and concerning the storage, treatment or disposal of any waste or hazardous substance. There is no hazardous substance at any premises currently or previously occupied by Boxing or CKP. Neither Boxing or CKP has received any notice or any request for information, notice of claim, demand or other notification that it may be potentially responsible with respect to any investigation or clean-up of any threatened or actual release of hazardous substances. All hazardous wastes and substances have been stored, treated, disposed of and transported in conformance with all requirements applicable to such hazardous substances and wastes.

      (v) Absence of Certain Changes or Events. Except as and to the extent set forth on the Financial Statements, to the extent contained in this Agreement or any schedule hereto, or as set forth on Schedule 4.1(v), between December 31, 2000 and the Merger Closing, there has not been: (i) any Material Adverse Change in the business, assets, properties, results of operations or financial condition of Boxing or CKP; (ii) any entry by Boxing or CKP into any material commitment or transaction which is not in the ordinary course of business; (iii) any change by Boxing or CKP except insofar as may be required by a change in generally accepted accounting principles; (iv) any declaration, payment or setting aside for payment of any dividends or other distributions (whether in cash, stock or property) in respect of capital stock of Boxing or CKP, or any direct or indirect redemption, purchase or any other type of acquisition by Boxing or CKP of any shares of its capital stock or any other securities; (v) any agreement by Boxing or CKP, whether in writing or otherwise, to take any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Section 4.1 untrue or incorrect; (vi) any acquisition of the assets of Boxing or CKP, other than in the ordinary course of business and consistent with past practice; or (vii) any execution of any agreement with any executive officer of Boxing or CKP providing for his or her employment, or any increase in the compensation or in severance or termination benefits payable or to become payable by Boxing or CKP to its officers or key employees, or any material increase in benefits under any collective bargaining agreement or in benefits under any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, insurance or other plan or arrangement or understanding (whether or not legally binding) providing benefits to any present or former employee of Boxing or CKP. Since the date of the Financial Statements, there has not been and there is not threatened, any material adverse change in the financial condition, business or results of operations of the business or any material physical damage or loss to any of the properties or assets of the business or to the premises occupied in connection with the business, whether or not such loss is covered by insurance.

      (w)  Investment.

           Each of Kushner and DiLorenzo:

           (i) understands that the Merger Shares are not being registered under the Securities Act and are not being registered under any state "blue sky" laws, and that all such securities may not be transferred except in compliance with such laws;

           (ii) understands that the Merger Shares are "restricted securities" as that term is defined in Rule 144 under the Securities Act and that the Merger Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available; and

           (iii) represents that he is purchasing the Merger Shares for his own account for investment and not with a view to the public distribution thereof or with any present intention of distributing or selling any of the Merger Shares.

      (x) Statements And Other Documents Not Misleading. Neither this Agreement, including all exhibits and schedules and other closing documents, nor any other financial statement, document or other instrument heretofore or hereafter furnished by Boxing to Acquiror in connection with the Bridge Loan and the Merger or the other transactions contemplated hereby, contains or will contain any untrue statement of any material fact or omit or will omit to state any material fact required to be stated in order to make such statement, information, document or other instruments, in light of the circumstances in which they are made, not misleading. There is no fact known to Boxing or the Stockholders which may have a Material Adverse Effect on the business financial condition or results of operations of Boxing and CKP or of any of their properties or assets which has not been set forth in this Agreement as an exhibit or schedule hereto.

      4.2  REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND NEWCO.

           As a material inducement to Boxing and the Stockholders to execute this Agreement and to consummate the Bridge Loan, the Merger and the other transactions contemplated hereby, Acquiror hereby makes the following representations and warranties. The representations and warranties are true and correct in all material respects at this date, and will be true and correct in all material respects on each Closing Date as though made on and as of such date:

      (a) Corporate Existence and Power. Each of Acquiror and Newco is presently a corporation duly incorporated, validly existing and in good standing, as the case may be, under the laws of its jurisdiction of incorporation. Each of Acquiror and Newco has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have any of the foregoing would not have a Material Adverse Effect. Each of Acquiror and Newco is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect. True, complete and correct copies of the Certificate of Incorporation and By-Laws of Acquiror and Newco, as amended to date, are attached hereto as Schedule 4.2(a) and are made a part hereof.

      (b) Due Authorization. This Agreement and the other agreements described herein to which Acquiror or Newco will become a party at the Closing have been, or as of the Closing will be, duly authorized, executed and delivered by Acquiror or Newco, as applicable, and constitute, or as of the Closing will constitute, a valid and binding agreement of Acquiror or Newco, as applicable, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally or by the application of equitable principles. As of the Closing all corporate action on the part of Acquiror and Newco required under applicable law in order to consummate the Merger will have occurred, including, without limitation, approval by the Board of Directors of Acquiror of the transactions contemplated hereby for purposes of Section 203 of the DGCL. Following the Merger, the Stockholders will not be deemed to be "interested stockholders" as such term is defined in Section 203 of the DGCL.

      (c) No Contravention. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not:

           (i) conflict with or result in any violation of any provision of the Certificate of Incorporation or By-Laws of Acquiror or Newco;

           (ii) conflict with or result in any violation or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any right or obligation or to a loss or a benefit under, any provision of the Certificate of Incorporation or By-Laws of Acquiror or Newco or any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Acquiror or Newco or their properties or assets or result in the creation or imposition of any Encumbrance on any asset of Acquiror or Newco: or

           (iii) require any consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to Acquiror or Newco in connection with the execution and delivery of this Agreement or the consummation by them of the transactions contemplated hereby, except such filings as may be needed in connection with the Acquiror Financing and the filing of the Certificates of Designation, all of which will be obtained or done by the Bridge Loan Closing Date, and the filing of the Certificate of Merger with the Secretary of the State of Delaware.

      (d)  Capitalization.

           (i) As of the date of this Agreement, the authorized capital stock of Acquiror consists solely of 20,000,000 shares of Acquiror Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share ("Acquiror Preferred Stock").

           (ii) As of the date of this Agreement, there are currently outstanding:

                (A) 9,633,310 shares of Acquiror Common Stock (the "Outstanding Stock");

                (B) warrants to acquire 5,300,573 shares of Acquiror Common Stock (the "Outstanding Warrants"), of which there are Outstanding Warrants to acquire (x) 3,666,481 shares of Acquiror Common Stock at an exercise price in excess of $1.50 per share (the "Underwater Warrants") and (y) 1,634,092 shares of Acquiror Common Stock at an exercise price below $1.00 per share; and

                (C) options to acquire 452,332 shares of Acquiror Common Stock (the "Outstanding Options"), of which there are Outstanding Options to acquire
(x) 258,000 shares of Acquiror Common Stock at an exercise price in excess of $1.50 per share (the "Underwater Options" and, together with the Underwater Warrants, the "Underwater Warrants and Options") and (y) 194,332 shares of Acquiror Common Stock at an exercise price below $1.00 per share.

           (iii) Upon the Merger Closing, there shall be outstanding only the following securities of the Acquiror:

                (A)  the Outstanding Stock;

                (B) the Outstanding Warrants and shares of Acquiror Common Stock for which they have been exercised;

                (C) the Outstanding Options and shares of Acquiror Common Stock for which they have been exercised;

                (D) 135,000 shares of Series A Convertible Preferred Stock ("Series A Stock") that are convertible into 1,350,000 shares of Acquiror Common Stock (the "Series A Common Shares") and warrants (the "Series A Warrants") to acquire 1,350,000 shares of Acquiror Common Stock (the "Series A Warrant Shares" and, together with the Series A Common Shares, the "Series A Conversion Shares"), which are exercisable, as of the date hereof, for an aggregate of $405,000 (which exercise price will not be lowered without the prior consent of Boxing);

                (E) the First Financing Securities, which shall be convertible into and/or exercisable for, in aggregate, no more than 1,792,000 shares of Acquiror Common Stock (the "First Financing Common Stock");

                (F) 399,331 shares of Acquiror Common Stock (the "Conversion Common Stock") issued upon conversion of certain promissory notes of Acquiror; and

                (G) the Series B Stock, the Series C Stock and the LM Warrant.

           (iv) Acquiror has reserved the Post-Merger Financing Share Number of the Post-Merger Financing Shares for delivery in connection with the Second Acquiror Financing. Acquiror is not obligated to issue Post-Merger Financing Shares in excess of the Post-Merger Financing Share Number.

           (v) All shares of capital stock of Acquiror outstanding immediately following the Merger Closing will have been duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights. Acquiror shall, as of the Merger Closing, have no outstanding options, warrants, convertible notes and other instruments convertible into or exercisable for Acquiror Common Stock except as set forth in paragraph (iii) above.

           (vi) The authorized capital stock of Newco consists solely of 1,000, of which 1 share is issued and outstanding and owned of record and beneficially by Acquiror. The outstanding share of Newco common stock has been duly authorized and validly issued and is fully paid and nonassessable and free of preemptive rights.

      (e) Financial Statements. Acquiror has delivered to Boxing copies of (i) audited financial statements of Acquiror for the fiscal years ended December 31, 1999 and 2000 and (ii) unaudited financial statements of Acquiror for the nine-month period ended September 30, 2001 (collectively, the "Acquiror Financial Statements"). The Acquiror Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods reported upon and will fairly present in all material respects the financial position of Acquiror as of the dates thereof and the results of operations for the periods then ended.

      (f) Real Properties. Neither Acquiror nor Newco owns or leases any real property.

      (g) Liabilities and Cash. At the Bridge Loan Closing and the Merger Closing, Acquiror and Newco shall have total liabilities, whether related to tax or non-tax matters, known or unknown, due or not yet due, liquidated or unliquidated, fixed or contingent, determined or determinable in amount or otherwise and whether or not included or required to be included in the Acquiror Financial Statements or any schedules to this Agreement (the "Acquiror Liabilities"), not exceeding $100,000 unless otherwise agreed to by the Parties. The Parties acknowledge and agree that the items set forth on Schedule 4.2(g) have been agreed to for purposes of the preceding sentence, but in the event that such liabilities require satisfaction by Acquiror, Acquiror shall be required to indemnify the Stockholders with respect thereto in accordance with
Article 7.

      (h) Litigation. Except as described on Schedule 4.2(h) hereto there is no action, suit, investigation or proceeding (or, to the Knowledge of Acquiror or Newco any basis therefor) pending against, or to the Knowledge of Acquiror or Newco threatened, against or affecting Acquiror, Newco or any of their respective properties before any court or arbitrator or any governmental body, agency or official that (i) if adversely determined against Acquiror or Newco, would have a Material Adverse Effect or (ii) in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Merger or any of the other transactions contemplated by the Agreement.

      (i) Taxes. Except as disclosed on Schedule 4.2(i), Acquiror has timely filed all tax returns required to be filed by it, or will timely file when due all tax returns required to be filed by it between the date hereof and the Closing. Acquiror has paid in a timely fashion or will pay when due in a timely fashion, all taxes required to be paid in respect of the periods covered by such returns, and the books and the financial statements of Acquiror reflect, or will reflect, adequate reserves for all taxes payable by Acquiror which have been, or will be, accrued but are not yet due. Acquiror is not delinquent in the payment of any material tax, assessment or governmental charge. No deficiencies for any taxes have been proposed, asserted or assessed against Acquiror. Acquiror is not aware of any facts which would constitute the basis for the proposal or assertion of any such deficiency and there is no action, suit, proceeding, audit or claim now pending or threatened against Acquiror, asserting any deficiency in the payment of taxes. All taxes which Acquiror is required by law to withhold and collect have been duly withheld and collected, and have been timely paid over to the proper authorities to the extent due and payable. For the purposes of this Agreement, the term "tax" shall include all federal state, local and foreign income, property, sales, excise and other taxes of any nature whatsoever. Acquiror has not been granted any extension or waiver of the limitation period applicable to any tax returns. There are no Encumbrances for taxes upon the assets of Acquiror. There are no tax sharing or tax allocation agreements to which Acquiror is now or ever has been a party. Acquiror will not be required under Section 481(c) of the Code to include any material adjustment in taxable income for any period prior to the Merger. Acquiror (a) has not been a member of an affiliated group filing a consolidated federal income tax return (other than a group the common parent of which was Acquiror) and (b) has no liability for the taxes of any person (other than Acquiror) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise.

      (j)  ERISA.

           (i) Acquiror does not nor has it ever maintained, administered or contributed to an "employee benefit plan," as defined in Section 3(3) of ERISA.

           (ii) Acquiror is not a party to any Multiemployer Plans, and neither Acquiror nor any affiliate has any outstanding liability to contribute to any Multiemployer Plan, for delinquent contributions or for withdrawal liability pursuant to Section 4201 of ERISA.

          (iii) Acquiror is not a party to any material employment, severance or other similar contract, arrangement or policy or any plan or arrangement (written or oral) providing for insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation rights or other forms of incentive compensation or post-retirement insurance, compensation or benefits.

      (k) Compliance with Laws. Neither Acquiror nor Newco is in violation of, nor has either Acquiror or Newco violated, any applicable provisions of any laws, statutes, ordinances or regulations, except for such violation that would not cause a Material Adverse Effect.

      (l) Reporting Company; Reports. The Common Stock of Acquiror is eligible for trading on the OTC Electronic Bulletin Board. Acquiror is a reporting company under the Exchange Act. All material filings required to be made by Acquiror since January 1, 2000 under the Securities Act and the Exchange Act have been filed with the SEC, including all forms, statements, reports, agreements (oral or written) and all documents, exhibits, amendments and supplements appertaining thereto, and complied, as of their respective dates, in all material respects with all applicable requirements of the appropriate statutes and the rules and regulations thereunder. Acquiror has made available to Boxing a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed with the SEC by Acquiror pursuant to the requirements of the Securities Act or Exchange Act since January 1, 2000 (as such documents have since the time of their filing been amended, the "Acquiror SEC Reports"). As of their respective dates, the Acquiror SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (m) Investment Banking Fees. Except as set forth on Schedule 4.2(m), there is no investment banker, broker, finder or other similar intermediary which has been retained by, or is authorized by Acquiror or Newco to act on its behalf who might be entitled to any fee or commission from Acquiror or Newco or any of their respective affiliates upon consummation of the transactions contemplated by this Agreement other than for fees that may be payable in connection with the Second Acquiror Financing that will not exceed 13% of the gross proceeds of the Second Acquiror Financing.

      (n) Contracts, Leases, Agreements and Other Commitments. Except as set forth on Schedule 4.2(n), Acquiror is not a party to or bound by any oral, written or implied contracts, agreements, leases, powers of attorney, guaranties, surety arrangements or other commitments (which are hereinafter collectively called the "Acquiror Contracts"). All of the Acquiror Contracts are terminable by Acquiror at will without payment or penalty.

      (o) Employees. Set forth on Schedule 4.2(o) is a list of all employment agreements and all severance agreements to which Acquiror and/or Newco is a party or by which they are bound. Except as set forth on Schedule 4.2(o), all such agreements are terminable by Acquiror at will without payment or penalty. Except for the persons listed on Schedule 4.2(o), Acquiror has no employees. The maximum amount of cash payments owed by Acquiror (the "Severance Payments") as set forth on Schedule 4.2(o) shall be $140,000. $70,000 of the Severance Payments will be made pro rata from the first $500,000 raised by Acquiror following the Second Acquiror Financing (the "Subsequent Financing") and the balance of the Severance Payments will be made from the next $70,000 raised by Acquiror after the Subsequent Financing. Acquiror shall seek in good faith to raise such additional funds.

      (p) Financing. The First Acquiror Financing and the Second Acquiror Financing will be exempt from the registration requirements of the Securities Act, and, except for those made in accordance with the last sentence of this
Section 4.2(p), the qualification or registration requirements of applicable "blue sky" laws and that no form of general solicitation or general advertising will be used by Acquiror or its representatives in connection with such offers and sales. The gross proceeds of the First Acquiror Financing and the Second Acquiror Financing will be at least $1,150,000 and the maximum number of shares of Acquiror Common Stock that shall be issuable by Acquiror in connection with such financings shall be 2,654,500 shares. Acquiror will have taken all action necessary to comply with applicable "blue sky" laws in connection with the First Acquiror Financing and the Second Acquiror Financing.

      (q) Statements And Other Documents Not Misleading. Neither this Agreement, including all exhibits and schedules and other closing documents, nor any other financial statement, document or other instrument heretofore or hereafter furnished by Acquiror or Newco to Boxing in connection with the Merger or the other transactions contemplated hereby, or any information furnished by Acquiror or Newco taken as a whole contains or will contain any untrue statement of any material fact or omit or will omit to state any material fact required to be stated in order to make such statement, information, document or other instruments, in light of the circumstances in which they are made, not misleading. There is no fact known to Acquiror or Newco taken as a whole which may have a Material Adverse Effect on the business, prospects, financial condition or results of operations of Acquiror or Newco taken as a whole or of any of its properties or assets which has not been set forth in this Agreement as an exhibit or schedule hereto.

                                   ARTICLE 5.

                            AGREEMENTS OF THE PARTIES

      5.1  ACCESS TO INFORMATION.

           At all times prior to the Closing or the earlier termination of this Agreement in accordance with the provisions of Section 8, and in each case subject to Section 5.2 below, each of the parties hereto shall provide to the other parties (and the other parties' authorized representatives) full access during normal business hours and upon reasonable prior notice to the premises, properties, books, records, assets, liabilities, operations, contracts, personnel, financial information and other data and information of or relating to such party (including without limitation all written proprietary and trade secret information and documents, and other written information and documents relating to intellectual property rights and matters), and will cooperate with the other party in conducting its due diligence investigation of such party. In addition Boxing shall cause Big Content to provide such full access to Acquiror (and its authorized representatives).

      5.2  CONFIDENTIALITY; NO SOLICITATION.

      (a) Confidentiality of Boxing-Related Information. With respect to information concerning Boxing, CKP or Big Content that is made available to Acquiror pursuant to the terms of this Agreement, Acquiror agrees that it shall hold such information in strict confidence, shall not use such information except for the sole purpose of evaluating the Merger and related transactions and shall not disseminate or disclose any of such information other than to its directors, officers, employees, stockholders, affiliates, agents and representatives who need to know such information for the sole purpose of evaluating the Merger and the related transactions (each of whom shall be informed in writing by Acquiror or its representatives of the confidential nature of such information and directed by Acquiror in writing to treat such information confidentially). If this Agreement is terminated pursuant to the provisions of Section 8, Acquiror shall immediately return all such information, all copies thereof and all information prepared by Acquiror based upon the same; provided, however, that one copy of all such material may be retained by Acquiror's outside legal counsel for purposes only of resolving any disputes under this Agreement. The above limitations on use, dissemination and disclosure shall not apply to information that (i) is learned by Acquiror from a third party entitled to disclose it; (ii) becomes known publicly other than through Acquiror or any party who received the same through Acquiror, provided that Acquiror has no Knowledge that the disclosing party was subject to an obligation of confidentiality; (iii) is required by law or court order to be disclosed by Acquiror; or (iv) is disclosed with the express prior written consent thereto of Boxing and CKP. Acquiror shall undertake all necessary steps to ensure that the secrecy and confidentiality of such information will be maintained in accordance with the provisions of this paragraph (a). Notwithstanding anything contained herein to the contrary, in the event a party is required by court order or subpoena to disclose information which is otherwise deemed to be confidential or subject to the confidentiality obligations hereunder, prior to such disclosure, the disclosing party shall: (A) promptly notify the non-disclosing party and, if having received a court order or subpoena, deliver a copy of the same to the non-disclosing party; (B) cooperate with the non-disclosing party, at the expense of the non-disclosing party in, obtaining a protective or similar order with respect to such information; and (C) provide only such of the confidential information as the disclosing party is advised by its counsel is necessary to strictly comply with such court order or subpoena.

      (b) Confidentiality of Acquiror-Related Information. With respect to information concerning Acquiror that is made available to Boxing and the Stockholders pursuant to the provisions of this Agreement, each of Boxing, Kushner and DiLorenzo agrees that it/he shall hold such information in strict confidence, shall not use such information except for the sole purpose of evaluating the Merger and the related transactions, and shall not disseminate or disclose any of such information other than to its directors, officers, employees, stockholders, affiliates, agents and representatives who need to know such information for the sole purpose of evaluating the Merger and the related transactions (each of whom shall be informed in writing by Boxing or its representatives of the confidential nature of such information and directed by such party in writing to treat such information confidentially). If this Agreement is terminated pursuant to the provisions of Section 8, each of Boxing, Kushner and DiLorenzo agrees to return immediately all such information, all copies thereof and all information prepared by Boxing based upon the same; provided, however, that one copy of all such material may be retained by Boxing's outside legal counsel for purposes only of resolving any disputes under this Agreement. The above limitations on use, dissemination and disclosure shall not apply to information that (i) is learned by Boxing or the Stockholders from a third party entitled to disclose it; (ii) becomes known publicly other than through Boxing or the Stockholders or any party who received the same through Boxing or the Stockholders; provided that neither Boxing nor the Stockholders have any Knowledge that the disclosing party was subject to an obligation of confidentiality; (iii) is required by law or court order to be disclosed by Boxing or the Stockholders; or (iv) is disclosed with the express prior written consent thereto of Acquiror. Boxing agrees to undertake all necessary steps to ensure that the secrecy and confidentiality of such information will be maintained in accordance with the provisions of this paragraph (b). Notwithstanding anything contained herein to the contrary, in the event a party is required by court order or subpoena to disclose information which is otherwise deemed to be confidential or subject to the confidentiality obligations hereunder, prior to such disclosure, the disclosing party shall: (i) promptly notify the non-disclosing party and, if having received a court order or subpoena, deliver a copy of the same to the non-disclosing party; (ii) cooperate with the non-disclosing party at the expense of the non-disclosing party in obtaining a protective or similar order with respect to such information; and (iii) provide only such of the confidential information as the disclosing party is advised by its counsel is necessary to strictly comply with such court order or subpoena.

      (c) Nondisclosure. Neither Boxing, the Stockholders, Acquiror nor Newco shall disclose to the public or to any third party the existence of this Agreement or the transactions contemplated hereby or any other material non-public information concerning or relating to any other party hereto, other than with the express prior written consent of the other parties hereto, except as may be required by law or court order or to enforce the rights of such disclosing party under this Agreement, in which event the contents of any proposed disclosure shall be discussed with the other party before release; provided, however, that notwithstanding anything to the contrary contained in this Agreement, any party hereto may disclose this Agreement to any of its directors, officers, employees, stockholders, affiliates, agents and representatives who need to know such information for the sole purpose of evaluating the Merger, and to any person whose consent is required in connection with the Merger or this Agreement. The parties anticipate issuing a mutually acceptable, joint press release announcing the execution of this Agreement and the consummation of the Merger.

      (d) No Solicitation. In consideration of the substantial expenditure of time, effort and money to be undertaken by Acquiror in connection with the transactions contemplated by this Agreement, neither Boxing nor any of its affiliates will, prior to the earlier of the Merger Closing or the termination of this Agreement directly or indirectly, through any officer, director, agent or otherwise: (i) solicit, initiate or encourage the submission of inquiries, proposals or offers from any person or entity relating to any acquisition or purchase of assets of or any equity interest in Boxing or CKP or any of their respective affiliates or any tender offer (including a self-tender offer), exchange offer, merger, consolidation, business combination, sale of a substantial amount of assets or sale of securities, liquidation, dissolution or similar transaction involving Boxing or CKP or any of their respective affiliates (a "Transaction Proposal"); (ii) enter into or participate in any discussions or negotiations regarding a Transaction Proposal, or furnish to any other person or entity any information with respect to the business, properties or assets of Boxing or CKP or any of their respective affiliates in connection with a Transaction Proposal; or (iii) otherwise cooperate in any way with, or assist or participate in, facilitate or encourage any effort or attempt by any other person to do or seek a Transaction Proposal. Boxing shall promptly notify Acquiror if any such proposal or offer, or any inquiry or contact with any person or entity with respect thereto is made.

      5.3  INTERIM OPERATIONS.

           During the period from the date of this Agreement and continuing until the earlier of the Merger Closing or the termination of this Agreement:

      (a) Interim Operations of Boxing and CKP. Boxing agrees (except as expressly contemplated by this Agreement or as necessary to carry out the terms hereof, including any

Exhibits and Schedules hereto, or to the extent that Acquiror shall otherwise consent in writing) that:

           (i) Ordinary Course. Each of Boxing and CKP shall carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business, use all reasonable efforts to preserve intact its present business organizations, keep available the services of its present officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it.

           (ii) Dividends; Changes in Stock. Neither Boxing nor CKP shall (a) declare, set aside or pay any dividend, on, or make other distributions in respect of, any of its capital stock, (b) split, combine or reclassify any of its capital stock or issue, authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (c) redeem, repurchase or otherwise acquire any shares of its capital stock, (d) otherwise change its capitalization or (e) propose to do any of the foregoing.

           (iii) Issuance of Securities. Except as contemplated by this Agreement, neither Boxing nor CKP shall sell, issue, pledge, authorize or propose the sale or issuance of, pledge or purchase or propose the purchase of, any shares of its capital stock of any class or securities convertible into, or rights, warrants or options to acquire, any such shares or other convertible securities.

           (iv) Governing Documents. Neither Boxing nor CKP shall amend its Articles of Incorporation or its By-Laws.

           (v) No Dispositions. Neither Boxing nor CKP shall sell, lease, pledge, encumber or otherwise dispose of or agree to sell, lease, pledge, encumber or otherwise dispose of, any of its material assets except in the ordinary course of business consistent with prior practice.

           (vi) Indebtedness. Neither Boxing nor CKP shall incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of others other than in the ordinary course of business consistent with prior practice and in no event amounting in the aggregate to more than $20,000 except as may be necessary in obtaining the CKP Bridge Amount.

           (vii) Benefit Plans; Etc. Nether Boxing nor CKP shall adopt or amend in any material respect any collective bargaining agreement or employee benefit plan.

           (viii) Executive Compensation. Neither Boxing nor CKP shall grant to any executive officer any increase in compensation or in severance or termination pay, or enter into any employment agreement with any executive officer.

           (ix) Acquisitions. Neither Boxing nor CKP shall acquire (by merger, consolidation or acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or subdivision thereof, or make any investment by either purchase of stock or securities, contributions to capital, property transfer or, except in the ordinary course of business, purchase of any property or assets, of any other individual or entity.

           (x) Tax Elections. Neither Boxing nor CKP shall make any material tax election or settle or compromise any material federal, state, local or foreign tax liability.

           (xi) Waivers and Releases. Neither Boxing nor CKP shall waive, release, grant or transfer any rights of material value or modify or change in any material respect any Material Agreement other than in the ordinary course of business and consistent with past practice.

           (xii) Other Actions. Neither Boxing nor CKP shall enter into any agreement or arrangement to do any of the foregoing. Neither Boxing nor CKP shall take any action, or fail to take any action, that is reasonably likely to result in any of the representations and warranties of them set forth in this Agreement becoming untrue in any material respect.

      (b) Interim Operations of Acquiror and Newco. Acquiror and Newco agree (except as expressly contemplated by this Agreement or as necessary to carry out the terms hereof, including any Exhibits and Schedules hereto, or to the extent that Boxing and the Stockholders shall otherwise consent) that:

           (i)  Ordinary  Course.  Acquiror and Newco shall conduct
no   business   activity   other  than  in   connection   with  the
transactions contemplated by this Agreement.

           (ii) Dividends; Changes in Stock. Neither Acquiror nor Newco shall (and neither shall propose to) (a) declare or pay any dividend, on, or make other distributions in respect of, any of its capital stock, (b) split, combine or reclassify any of its capital stock or issue, authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (c) repurchase or otherwise acquire any shares of its capital stock; (d) otherwise change its capitalization; or (e) propose to do any of the foregoing.

           (iii) No Dispositions. Neither Acquiror nor Newco shall sell, lease, pledge, encumber or otherwise dispose of, or agree to sell, lease, pledge, encumber or otherwise dispose of, any of its assets that are material, or any other assets except in the ordinary course of business consistent with prior practice.

           (iv) Other Actions. Acquiror shall not take any action, or fail to take any action, that is reasonably likely to result in any of its representations and warranties set forth in this Agreement becoming untrue in any material respect.

      5.4  CONSENTS.

           Acquiror and Boxing shall cooperate and use their best efforts to obtain, prior to the Closing, all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and parties to contracts as are necessary for the consummation of the transactions contemplated by this Agreement; provided, however, that no loan agreement or contract for borrowed monies shall be repaid and no contract shall be amended materially to increase the amount payable thereunder or otherwise to be materially more burdensome in order to obtain any such consent, approval or authorization without first obtaining the written approval of the other parties hereto.

      5.5  ALL REASONABLE EFFORTS.

           Subject to the terms and conditions of this Agreement and to the fiduciary duties and obligations of the boards of directors of the parties hereto to their respective stockholders, as advised by their counsel, each of the parties to this Agreement shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, or to remove any injunctions or other impediments or delays, legal or otherwise, as soon as reasonably practicable, to consummate the Merger and the other transactions contemplated by this Agreement.

      5.6  PUBLIC ANNOUNCEMENTS.

           Acquiror, Newco and Boxing shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Merger, this Agreement or the other transactions contemplated by this Agreement and shall not issue any other press release or make any other public statement without prior consent of the other parties, except as may be required by law or, with respect to Acquiror, by obligations pursuant to rule or regulation of the Exchange Act, the Securities Act, any rule or regulation promulgated thereunder or any rule or regulation of the NASD.

      5.7  NOTIFICATION OF CERTAIN MATTERS.

           Boxing shall give prompt notice to Acquiror, and Acquiror shall give prompt notice to Boxing of (a) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which would cause any of its representations or warranties in this Agreement to be untrue or inaccurate in any material respect, as to Boxing, at or prior to any Closing, and, as to Acquiror or Newco, as of any Closing and (b) any material failure of Boxing, on the one hand, or Acquiror and Newco, on the other hand, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by them under this Agreement; provided, however, the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available to the party receiving such notice under this Agreement as expressly provided in this Agreement.

      5.8  EXPENSES.

           All costs and expenses incurred in connection with the Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Merger is consummated. In the event that the Merger is consummated, Boxing shall be responsible for legal or other expenses incurred by itself, but not for those incurred by Acquiror, in connection with the preparation and negotiation of this Agreement.

      5.9  PROHIBITION ON SHORT SALES.

           The Stockholders shall not make any short sales of Acquiror Common Stock following the date hereof through the Merger Closing or earlier termination of this Agreement.

      5.10 ACTIONS BY ACQUIROR FOLLOWING THE MERGER CLOSING.

      (a) Following the Merger, Acquiror shall promptly use its best efforts to cause the following to occur and shall, if necessary or desirable to effect such actions, prepare, file and mail to its stockholders, a Proxy Statement containing such information as required by the Exchange Act seeking (i) approval of an amendment to the Certificate of Incorporation of Acquiror (x) increasing the authorized number of shares of Acquiror Common Stock to 100,000,000, (y) changing the name of Acquiror from "Zenascent, Inc." to "CKP, Inc." and (z) effecting a reverse stock split so that the total number of shares of common stock of Acquiror outstanding following such reverse split will be between 15,000,000 and 20,000,000 and (ii) such other actions requested by the Stockholders.

      (b) Following the meeting of Acquiror's stockholders related to the actions described in Section 5.10(a) (the "Meeting Date"), Acquiror shall use its reasonable best efforts to prepare and file with the SEC within 45 days after the Meeting Date and have declared effective under the Securities Act within 150 days following the Meeting Date a registration statement on Form SB-2 or S-1 or such other form as is appropriate in order to register the reoffer and redistribution the shares of Acquiror Common Stock sold in the First Acquiror Financing or the Second Acquiror Financing and any other shares of Acquiror Common Stock with respect to which the holder thereof has valid registration rights.

      5.11 DOCUMENTS AT CLOSING.

           Each party to this Agreement agrees, subject to the terms and conditions of this Agreement, to execute and deliver at each Closing those documents identified in Sections 2.2 and 2.4 that are required to be delivered by each such party.

      5.12 PROHIBITION ON TRADING IN ACQUIROR STOCK.

      (a) Each of the Stockholders acknowledges that the United States securities laws prohibit any person who has received material non-public information concerning the matters which are the subject matter of this Agreement from purchasing or selling the securities of the Acquiror, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Acquiror. Accordingly, until the Closing, each of the Stockholders agrees that he shall not and shall instruct his representatives not to purchase or sell any securities of the Acquiror, or communicate such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Acquiror, until counsel for Acquiror believes that any such non-public information has been adequately disseminated to the public.

      (b) Following the Merger Closing, each of the Stockholders agrees that for a period of eighteen months he will not sell, dispose, convey or otherwise transfer any shares of Series C Stock or the Acquiror Common Stock into which it is convertible.

      5.13 RESERVATION OF SHARES; POST-CLOSING AMENDMENTS TO ACQUIROR'S CERTIFICATE OF INCORPORATION.

           As of the Merger Closing, Acquiror shall have authorized and reserved for issuance sufficient shares of Series B Stock and Series C Stock to permit the issuance of the Series B Stock and Series C Stock. Acquiror shall use best efforts to secure approval by its stockholders as promptly as is practicable following the Effective Date of an amendment to its Certificate of Incorporation that effectuates: (a) an increase in the number of shares of Acquiror Common Stock authorized thereunder so as to have authorized and available for issuance a sufficient number of shares of Acquiror Common Stock to fully cover conversion or exercise, as the case may be, of the Series A Stock, the Series A Warrants, the Series B Stock, the Series C Stock and the LM Warrants (b) a change in its name to "CKP, Inc." and (c) and effecting a reverse stock split so that the total number of shares of common stock of Acquiror outstanding following such reverse split will be between 15,000,000 and 20,000,000. Upon securing such stockholder approval, Acquiror shall promptly file an appropriate amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware.

      5.14 INDEMNIFICATION: DIRECTORS' AND OFFICERS' INSURANCE.

      (a) Acquiror shall, to the fullest extent permitted under applicable law, and for six years from and after the Effective Time, to the fullest extent permitted under applicable law, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time, an officer, director or employee of the Acquiror (the "Indemnified Parties") from and against (i) all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement with the approval of the indemnifying party (which approval shall not be unreasonably withheld) of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer or employee of the Acquiror, whether pertaining to any matter existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to, or at or after, the Effective Time ("Indemnified Liabilities") and (ii) all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated hereby, in each case to the full extent permitted under the DGCL. Acquiror will pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the full extent permitted by law. Without limiting the foregoing, in the event any such claim, action, suit, proceeding or investigation is brought against any Indemnified Party (whether arising before or after the Effective Time), (i) the Indemnified Parties may retain counsel satisfactory to them and Acquiror; (ii) Acquiror shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefore are received; (iii) the Acquiror will use all reasonable efforts to assist in the vigorous defense of any such matter, provided that Acquiror shall not be liable for any settlement of any claim effected without its written consent, which consent, however, shall not be unreasonably withheld. Any Indemnified Party wishing to claim indemnification under this Section 5.14, upon learning of any such claim, action, suit, proceeding or investigation, shall notify the Acquiror (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 5.14 except to the extent such failure prejudices such party); provided, however, that the Indemnified Party to whom any expenses are advanced must provide an undertaking to Acquiror to repay such advance if it is ultimately determined that such person is not entitled to indemnification under the DGCL. The Indemnified Parties as a group may retain only one law firm to represent them with respect to such matter (in addition to local counsel) unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties.

      (b) For a period of six years after the Effective Time, Acquiror or the Surviving Corporation shall cause to be maintained in effect the current policies of directors' and officer's liability insurance maintained by Acquiror (provided that Acquiror or the Surviving Corporation may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous) with respect to claims or matters existing or occurring before the Effective Time.

      (c) This Section 5.14 shall survive the consummation of the Merger. The provisions of this Section 5.14 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his heirs and his representatives. The rights provided Indemnified Parties shall be in addition to, and not in lieu of, any rights to indemnity which such parties may have under the Certificate or By-Laws of the Acquiror or the Surviving Corporation or any other agreements or otherwise.

      5.15  ACKNOWLEDGMENT OF APPROVALS; APPROVAL OF THE STOCKHOLDERS.

           By virtue of their respective signatures to this Agreement, Acquiror, Newco, Boxing and the Stockholders acknowledge their approval of this Agreement and their consent to the consummation of the transactions identified herein.

      5.16  MATTERS OF CORPORATE GOVERNANCE.

      (a) Concurrent with the Merger Closing, all members of Acquiror's Board of Directors shall resign and shall be replaced with a Board of Directors of five
(5) members, consisting of: (i) one designee of Acquiror's Board of Directors immediately prior to the Closing (the "Acquiror Designee"); and (ii) four (4) designees of the Stockholders. Immediately following the Effective Date, the Acquiror's Board of Directors shall execute and deliver to the Secretary of Acquiror board resolutions authorizing the transactions contemplated in this Agreement.

      (b) Each of the Stockholders agrees that he will vote all voting securities of Acquiror owned beneficially or of record by him in a manner consistent with the approval of Acquiror's post-closing obligations under this Agreement.

      5.17 AGREEMENT NOT TO COMPETE.

           For so long as either of the Stockholders owns in excess of twenty percent of the outstanding shares of Acquiror Common Stock (determined on a fully-converted and fully diluted basis), received by such Stockholder in the Merger, such Stockholder agrees that he will not, other than on behalf of the Surviving Corporation and its affiliates:

      (a) solicit any business, entity or individual with whom Boxing or CKP has done or will do business with, including, but not limited to, past, present or future fighters, licensors, licensees, vendees or strategic partners, in any way relating to the business of promoting live boxing events, packaging bouts for distribution through various media, licensing rights to both past and future boxing events for commercial use, and other activities related to or involving the boxing industry (the "Business");

      (b) induce or actively attempt to influence any other employee or consultant of Boxing or CKP to terminate his or her employment or engagement with Boxing or CKP; or

      (c) directly or indirectly engage in the Business or own any interest in a competing venture.

      5.18 MERGER WITH BIG CONTENT.

           Promptly following the execution of this Agreement, Boxing shall (a) seek to negotiate, enter into and consummate an agreement and plan of merger with Big Content (the "Big Content Merger Agreement") and (b) take all corporate action necessary to consummate the Big Content Merger Agreement. The Big Content Merger Agreement, and all associated documentation and agreements, shall: (x) provide for the merger of Big Content with and into Boxing on a tax-free basis in consideration of the issuance to the stockholders of Big Content by Boxing of thirty (30) shares of common stock of Boxing Common Stock; (y) contain such other economic terms substantially as set forth in Exhibit 5.18 hereto; and (z) contain such other terms and conditions that are satisfactory to Acquiror and Boxing.

                                   ARTICLE 6.

          CONDITIONS TO CONSUMMATION OF THE BRIDGE LOAN AND THE MERGER

      6.1   CONDITIONS TO OBLIGATIONS OF THE STOCKHOLDERS AND BOXING.

      (a) Bridge Loan. The obligations of Boxing to cause CKP to consummate the Bridge Loan and the other transactions contemplated to be consummated by Boxing at the Bridge Loan Closing are subject to the satisfaction (or waiver by Boxing) at or prior to the Bridge Loan Closing (or at such other time prior thereto as may be expressly provided in this Agreement) of each of the following conditions:

           (i) The representations and warranties of Acquiror and Newco set out in this Agreement shall be true and correct in all material respects (other than representations and warranties that contain materiality qualifications which shall be true and correct in all respects) as of the date when made and at and as of the Bridge Loan Closing Date, with the same force and effect as though made as of the Bridge Loan Closing Date, except for changes expressly permitted by this Agreement or where such representations or warranties are expressly limited by their terms to a prior date.

           (ii) The representation contained in Section 4.2(g) shall be true and correct.

           (iii) Acquiror shall have complied (i) in a timely manner and in all material respects with the respective covenants and agreements set out in this Agreement and (ii) fully with its obligations under Sections 1.4 and 3.2 of this Agreement.

           (iv) The Merger shall have been approved by Newco in accordance with the provisions of the DGCL. The Board of Directors of Newco and Acquiror shall have approved the execution of this Agreement and the Merger thereby.

           (v) There shall be delivered to Boxing an officer's certificate of Acquiror attesting (i) to the satisfaction of the conditions contained in paragraphs (i) and (ii) of this Section 6.1(a) and (ii) the other matters required by Section 2.2(b)(iii).

           (vi) All director, stockholder, lender, lessor and other parties' consents and approvals, as well as all filings with, and all necessary consents or approvals of, all federal, state and local governmental authorities and agencies, as are required under this Agreement, applicable law or any applicable contract or agreement (other than as contemplated by this Agreement) to complete the Merger shall have been secured.

           (vii) Acquiror shall have adopted and filed with the Secretary of State of Delaware the Certificates of Designation.

           (viii) No statute, rule, regulation, executive order, decree, injunction or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental authority that prohibits or restricts the consummation of the Merger or the related transactions.

      (b) The Merger. The obligations of Boxing to consummate the Merger and the other transactions contemplated to be consummated by it at the Merger Closing are subject to the satisfaction (or waiver by Boxing) at or prior to the Merger Closing (or at such other time prior thereto as may be expressly provided in this Agreement) of each of the following conditions:

           (i)  The Bridge Loan shall have been consummated;

           (ii) The representations and warranties of Acquiror and Newco set out in this Agreement shall be true and correct in all material respects (other than representations and warranties that contain materiality qualifications which shall be true and correct in all respects) as of the date when made and at and as of the Effective Time, with the same force and effect as though made as of the Effective Time, except for changes expressly permitted by this Agreement or where such representations or warranties are expressly limited by their terms to a prior date;

           (iii) The representation contained in Section 4.2(g) shall be true and correct;

           (iv) Acquiror shall have and caused its directors to comply with Section 5.16(a) of this Agreement;

           (v) There shall be delivered to Boxing the officer's certificates of Acquiror as required by Sections 2.4(b)(ii) and
(iii);

           (vi) All director, stockholder, lender, lessor and other parties' consents and approvals, as well as all filings with, and all necessary consents or approvals of, all federal, state and local governmental authorities and agencies, as are required under this Agreement, applicable law or any applicable contract or agreement (other than as contemplated by this Agreement) to complete the Merger shall have been secured;

          (vii) Kushner shall have received irrevocable proxies duly executed by such parties as requested by Kushner (the "Proxy Parties"), in form and substance satisfactory to Kushner, enabling Kushner to vote the shares of Acquiror Common Stock (or securities convertible into Acquiror Common Stock) owned by the Proxy Parties for all purposes;

           (viii)    Boxing    shall    have     consummated    the
transactions contemplated by the Big Content Merger Agreement on terms and conditions satisfactory to Boxing; and

           (ix) No statute, rule, regulation, executive order, decree, injunction or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental authority that prohibits or restricts the consummation of the Merger or the related transactions.

      6.2  CONDITIONS TO ACQUIROR'S OBLIGATIONS.

      (a) Bridge Loan. The obligation of Acquiror to consummate the Bridge Loan and the other transactions contemplated to be consummated by it at the Bridge Loan Closing are subject to the satisfaction (or waiver by Acquiror) at or prior to the Bridge Loan Closing (or at such other time prior thereto as may be expressly provided in this Agreement) of each of the following conditions:

           (i) The representations and warranties of Boxing, CKP and the Stockholders set out in this Agreement shall be true and correct in all material respects (other than representations and warranties that contain materiality qualifications which shall be true and correct in all respects) as of the date when made and at and as of the Bridge Loan Closing Date, with the same force and effect as though made as of the Bridge Loan Closing Date, except for changes expressly permitted by this Agreement or where such representations or warranties are expressly limited by their terms to a prior date;

           (ii) Boxing and CKP shall have complied in a timely manner and in all material respects with their covenants and agreements set out in this Agreement;

          (iii) There shall be delivered to Acquiror an officer's certificate of Boxing to the effect that all of the representations and warranties of Boxing and CKP set forth herein are true and complete in all material respects as of the Bridge Loan Closing, and that Boxing and CKP have complied in all material respects with the covenants and agreements set forth herein that they are required to comply with by the Bridge Loan Closing;

           (iv) Boxing and CKP shall have secured the approval of its stockholders necessary under the DGCL, its Certificate of Incorporation and By-Laws to approve the Merger, this Agreement and the transactions contemplated hereby, and shall have delivered a certificate of an authorized officer of Boxing to this effect;

           (v) All director, stockholder, lender, lessor and other parties' consents and approvals, as well as all filings with, and all necessary consents or approvals of, all federal, state and local governmental authorities and agencies, as are required under this Agreement, applicable law or any applicable contract or agreement (other than as contemplated by this Agreement) to complete the Merger shall have been secured;

           (vi) The  Board  of   Directors  of  Boxing  shall  have
approved the Merger in accordance with the DGCL; and

           (vii) No statute, rule, regulation, executive order, decree, injunction or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental authority that prohibits or restricts the consummation of the Merger or the related transactions.

      (b) Merger. The obligation of Acquiror to consummate the Merger and the other transactions contemplated to be consummated by it at the Merger Closing are subject to the satisfaction (or waiver by Acquiror) at or prior to the Merger Closing (or at such other time prior thereto as may be expressly provided in this Agreement) of each of the following conditions:

           (i)  The Bridge Loan shall have been consummated;

           (ii) The representations and warranties of Boxing, CKP and the Stockholders set out in this Agreement shall be true and correct in all material respects (other than representations and warranties that contain materiality qualifications which shall be true and correct in all respects) as of the date when made and at and as of the Effective Time, with the same force and effect as though made as of the Effective Time, except for changes expressly permitted by this Agreement or where such representations or warranties are expressly limited by their terms to a prior date;

          (iii) Boxing and CKP shall have complied in a timely manner and in all material respects with their covenants and agreements set out in this Agreement;

           (iv) There shall be delivered to Acquiror an officer's certificate of Boxing as required by Section 2.4(a)(i);

           (v) All director, stockholder, lender, lessor and other parties' consents and approvals, as well as all filings with, and all necessary consents or approvals of, all federal, state and local governmental authorities and agencies, as are required under this Agreement, applicable law or any applicable contract or agreement (other than as contemplated by this Agreement) to complete the Merger shall have been secured;

           (vi) Boxing shall have consummated the transactions contemplated by the Big Content Merger Agreement on terms and conditions satisfactory to Acquiror;

           (vii) Wilshire Advisers LLC shall have confirmed that, following the Merger, the Wilshire Warrant shall be exercisable for shares of Acquiror Common Stock; and

           (viii) No statute, rule, regulation, executive order, decree, injunction or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental authority that prohibits or restricts the consummation of the Merger or the related transactions.

                                   ARTICLE 7.

                                 INDEMNIFICATION

      7.1  INDEMNIFICATION.

      (a) Acquiror, on the one hand, and the Stockholders, on the other hand (as applicable, the "Indemnitor"), shall indemnify, defend and hold harmless the other (the "Indemnitee") from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements (collectively, "Claims") incurred by the Indemnitee which arise out of or result from a misrepresentation or breach of warranty contained in Article 4 hereof or the breach of any covenant, obligation or agreement of an Indemnitor contained in this Agreement. Such obligation shall remain in full force and effect irrespective of whether or not the Indemnitee was aware of any such misrepresentation or breach, as the case may be, at the time of the Bridge Loan Closing or the Merger Closing. If the Indemnitor disputes the amount of such Claim or liability for such Claim, the controversy in question shall be submitted to arbitration pursuant to Section 9.8 hereof.

      (b) Methods of Asserting Claims for Indemnification. All claims for indemnification under this Agreement shall be asserted as follows:

           (i) Third Party Claims. In the event that any Claim for which the Indemnitee would be entitled to indemnification under this Agreement is asserted against or sought to be collected from the Indemnitee by a third party the Indemnitee shall promptly notify the Indemnitor of such Claim, specifying the nature thereof, the applicable provision in this Agreement or other instrument under which the Claim arises, and the amount or the estimated amount thereof (the "Claim Notice"). The Indemnitor shall have thirty (30) days (or, if shorter, a period to a date not less than ten (10) days prior to when a responsive pleading or other document is required to be filed but in no event less than ten (10) days from delivery or mailing of the Claim Notice) (the "Notice Period") to notify the Indemnitee (a) whether or not it disputes the Claim and (b) if liability hereunder is not disputed, whether or not it desires to defend the Indemnitee. If the Indemnitor elects to defend by appropriate proceedings, such proceedings shall be promptly settled or prosecuted to a final conclusion in such a manner as to avoid any risk of damage to the Indemnitee; and all costs and expenses of such proceedings and the amount of any judgment shall be paid by the Indemnitor.

           (ii) Participation. If the Indemnitee desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense. If the Indemnitor has disputed the Claim, as provided above, and shall not defend such Claim, the Indemnitee shall have the right to control the defense or settlement of such Claim, in its sole discretion, and shall be reimbursed by the Indemnitor for its reasonable costs and expenses of such defense.

           (iii) Non-Third Party Claims. In the event that the Indemnitee should have a Claim for indemnification hereunder which does not involve a Claim being asserted against it or sought to be collected by a third party, the Indemnitee shall promptly send a Claim Notice with respect to such Claim to the Indemnitor. If the Indemnitor does not notify the Indemnitee within the Notice Period that the Indemnitor disputes such Claim, the Indemnitor shall pay the amount thereof to the Indemnitee. If the Indemnitor disputes the amount of such Claim or liability for such Claim, the controversy in question shall be submitted to arbitration pursuant to Section 9.8 hereafter.

      (c)  Method of Satisfying Indemnification Claims.

           (i)  Except   with   respect  to  claims   made  by  the
Stockholders relating to a breach of the representations and warranties of Acquiror and Newco contained in Sections 4.2(d) and 4.2(g), at any time it is determined pursuant to this Article 7 that Acquiror or the Stockholders are owed any amount for indemnification (as applicable, the "Acquiror Owed Definitive Amount" or the "Shareholder Owed Definitive Amount"), such amount (the "Definitive Amount") shall be paid by delivery to the Indemnitee by the Indemnitor of such number of shares of Acquiror Common Stock determined by dividing the Definitive Amount by 1.50.

           (ii) At any time it is determined that there has been a breach by Acquiror of the representation and warranty of Acquiror and Newco contained in
Section 4.2(d) and that the Total Pre-Merger Share Number is greater than 17,273,065, Acquiror shall deliver to the Stockholders the number of shares of Acquiror Common Stock (or Series B Stock convertible into such number of shares of Acquiror Common Stock) equal to three (3) times the number of shares by which the Total Pre-Merger Share Number exceeds 17,273,065.

                It is expressly acknowledged that the sole remedy for the failure to obtain net proceeds of $500,000 from the Second Acquiror Financing is delivery to the Stockholders of the Post-Merger Shares as provided in Section 1.3(a)(iv).

          (iii) At any time it is determined pursuant to this Article 7 that the Stockholders are owed any Acquiror Owed Definitive Amount as a result of a breach by Acquiror of the representations and warranties of Acquiror and Newco contained in Section 4.2(g), such amount shall be paid by delivery to the Stockholders by Acquiror of the number of shares of Acquiror Common Stock (or Series B Stock convertible into such number of shares of Acquiror Common Stock) determined as follows:

           N equals: X minus (the Series B Conversion Number plus the Series C Conversion Number plus the number of Post-Merger Shares delivered to the Stockholders) where:

            o N equals: the number of shares of Acquiror Common Stock to be delivered to the Stockholders.

            o   X equals: (6,480,000 minus Q) divided by P.

            o P equals: ((1,620,000 minus Q) minus the Acquiror Owed Definitive Amount) divided by the Total Pre-Merger Share Number.

            o Q equals: 500,000 minus the net proceeds of the Second Acquiror Financing

           Notwithstanding the foregoing, until such time as a claim has been made by a third party with respect to the liabilities of Acquiror set forth on Schedule 7.1(c)(iii), no such liability shall be deemed to be an Acquiror Owed Definitive Amount and no adjustment in accordance with this
Section 7.1(c)(iii) shall be made with respect thereto.

           (iv) If any amount becomes owed to the Stockholders pursuant to this
Section 7.1, such amount will be deemed to be an adjustment to the total purchase price payable to the Stockholders in connection with the acquisition by merger of Boxing and any shares of Acquiror Common Stock delivered pursuant to this Section 7.1 shall be deemed to be Merger Consideration. If any amount becomes owed to Acquiror pursuant to this Section 7.1, each of the Stockholders will be responsible solely for his pro rata portion of such amount, up to a maximum of the total number of shares of Acquiror Common Stock (or Series B Stock convertible into such number of shares of Acquiror Common Stock) received by such Stockholder in the Merger. All calculations under this Section 7.1 shall be made cumulatively.

      7.2  CONTINUING DIRECTOR.

      All decisions to be made by Acquiror pursuant to this Article 7 shall be made by the Continuing Director. If there is no Continuing Director as defined in this Agreement, Acquiror shall appoint an independent member of the Board of Directors to serve as the "Continuing Director" for purposes of this Article 7.

                                   ARTICLE 8.

                                   TERMINATION

      8.1  TERMINATION.

           This Agreement may be terminated and the Merger may be abandoned at any time prior to or at the Closing:

      (a)  by mutual written consent of Acquiror and Boxing;

      (b)  by either Acquiror or Boxing:

           (i) if the Bridge Loan Closing shall not have occurred on or before February 22, 2002, unless otherwise extended in writing by all of the parties hereto; provided, however, that the right to terminate this Agreement under this
Section 8.1(b)(i) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Bridge Loan Closing to occur on or before that date; provided further, however, if (a) the Bridge Loan does not occur solely as a result of the inability of Acquiror to consummate the First Acquiror Financing and (b) Acquiror has used reasonable commercial efforts to consummate the First Acquiror Financing, Boxing shall not have a claim for damages under this Agreement; or

           (ii) if the Merger Closing shall not have occurred on or before March 31, 2002, unless otherwise extended in writing by all of the parties hereto; provided, however, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before that date; provided further, however, if (a) the Bridge Loan does not occur solely as a result of the inability of Acquiror to consummate the First Acquiror Financing and (b) Acquiror has used reasonable commercial efforts to consummate the First Acquiror Financing, Boxing shall not have a claim for damages under this Agreement; or

           (iii) if any court of competent jurisdiction, or any governmental body, regulatory or administrative agency or commission having appropriate jurisdiction shall have issued an order, decree or filing or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable; or

      (c) by Boxing if any of the conditions specified in Section 6.1 have not been met or if satisfaction of such a condition is or becomes impossible (other than through the failure of Boxing to comply with its obligations under this Agreement) and Boxing has not waived such conditions on or before the applicable Closing; or

      (d)  by Acquiror

           (i) if any of the conditions specified in Section 6.2 have not been met or if satisfaction of such a condition is or becomes impossible (other than through the failure of Acquiror or Newco to comply with their respective obligations under this Agreement) and Acquiror has not waived such condition on or before the applicable Closing; or

           (ii) within five (5) business days after the receipt by Acquiror of the Financial Statements (which shall include on a pro forma basis the financial results of Big Content for all periods reflected therein) if Acquiror is not reasonably satisfied (x) that the financial condition of Boxing and CKP is materially as disclosed to Acquiror, (y) with the anticipated financial condition of Boxing following the consummation of the transactions contemplated by the Big Content Merger Agreement or (z) with the results of its due diligence investigation of Big Content.

      8.2  NOTICE AND EFFECT OF TERMINATION.

           In the event of the termination and abandonment of this Agreement pursuant to Section 8.1, written notice thereof shall forthwith be given to the other party or parties specifying the provision pursuant to which such termination is made. Upon termination, this Agreement shall forthwith become void and all obligations of the parties under this Agreement will terminate without any liability on the part of any party or its directors, officers or stockholders and none of the parties shall have any claim or action against any other party, except that the provisions of this Section 8.2 and Sections 5.2 and 5.8, shall survive any termination of this Agreement and any obligation for repayment of the Bridge Loan which has already been funded shall survive. Nothing contained in this Section 8.2 shall relieve any party from any liability for any breach of this Agreement other than in the event of a termination pursuant to Section 8.1.

      8.3  EXTENSION; WAIVER.

           Any time prior to any Closing, the parties may (a) extend the time for the performance of any of the obligations or other acts of any other party under or relating to this Agreement; (b) waive any inaccuracies in the representations or warranties by any other party or (c) waive compliance with any of the agreements of any other party or with any conditions to its own obligations. Any agreement on the part of any other party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

      8.4  AMENDMENT AND MODIFICATION.

           This Agreement may be amended only by written agreement signed by each of Acquiror, Newco, Boxing, CKP, Kushner and DiLorenzo.

                                   ARTICLE 9.

                                  MISCELLANEOUS

      9.1  SURVIVAL; REMEDIES.

           All representations, warranties, covenants and agreements of Acquiror, Newco, Boxing and the Stockholders contained in or made pursuant to this Agreement shall survive the Merger Closing for a period of two (2) years. The right to indemnification, payment of damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages, or other remedy based on such representations, warranties, covenants, and obligations. The rights and remedies of the parties to this Agreement are cumulative, not alternative. In addition to their respective rights to damages or other remedies they may have, and without limitation thereof, Acquiror, Newco, Boxing and the Stockholders shall have the right to obtain injunctive relief to restrain any breach or otherwise to specifically enforce the provisions of this Agreement, it being agreed by the parties that money damages alone would be inadequate to compensate any party hereto for such breach or other failure to perform the obligations of any other party to this Agreement.

      9.2  NOTICES.

           All notices requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given on the date if delivered personally or by telecopier (if sent prior to 5:00 p.m. New York City time), or upon the second business day after it shall have been deposited by certified or registered mail with postage prepaid, or upon the next business day after it shall have been deposited with a nationally recognized overnight courier such as federal express, or sent by telex or telegram, as follows (or at such other address or facsimile number for a party as shall be specified by like notice):

       (a)   if to  Boxing  or  CKP,            with a copy to:
             to it at:

             Cedric Kushner  Boxing, Inc.       Michael B. Solovay, Esquire
             1 Montauk Highway                  Greenberg Traurig, LLP
             Southampton,  New York 11968       200 Park Avenue
             Attn:  Cedric Kushner, President   New York, New York 10166
             Fax:  (516) 726-7777               Fax: (212) 801-6400

       (b)   if to Kushner or DiLorenzo,        with a copy to:
             to him at:

             1 Montauk Highway                  Michael B. Solovay, Esquire
             Southampton,  New York 11968       Greenberg Traurig, LLP
             Fax:  (516)  726-7777              200 Park Avenue
                                                New York, New York 10166
                                                Fax: (212) 801-6400


       (c)   if to Acquiror or                  with a copy to:
             Newco, to it at:

             Zenascent, Inc.                    David A. Schrader, Esquire
             10 West 33rd Street                Schrader & Schoenberg, LLP
             Suite 705                          420 Lexington Avenue, Suite 628
             New York, New York 10001           New York, NY  10170
             Attn:  Steven Angel, President     Fax: (212) 986-4228
             Fax:  (201) 594-8146

           Following the Merger, all notices to Acquiror and Newco shall be given in the same manner to the Continuing Director and such other persons as directed by the Continuing Director at the addresses specified by the Continuing Director.

      9.3  AGREEMENT; ASSIGNMENT.

           This Agreement, including all Exhibits and Schedules hereto, constitutes the entire Agreement among the parties with respect to its subject matter and supersedes all prior agreements and understandings, both written and oral, among the parties or any of them with respect to such subject matter and shall not be assigned by operation of law or otherwise.

      9.4  BINDING EFFECT; BENEFIT.

           This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns. Nothing in this Agreement is intended to confer on any person other than the parties to this Agreement or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      9.5  HEADINGS.

           The descriptive headings of the sections of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

      9.6  COUNTERPARTS.

           This Agreement may be executed in two or more counterparts and delivered via facsimile, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

      9.7  GOVERNING LAW.

           This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the laws that might otherwise govern under principles of conflicts of laws applicable thereto.

      9.8  ARBITRATION.

           If a dispute arises as to the interpretation of this Agreement, it shall be decided finally in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration then in effect at the time of the dispute. The arbitration shall take place in New York, New York. The decision of the Arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

      9.9  SEVERABILITY.

           If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      9.10 CERTAIN DEFINITIONS.

           As used herein:

      (a) "ADJUSTED FULLY-DILUTED NUMBER" shall mean the number of shares of Acquiror Common Stock outstanding on a fully diluted basis immediately following the Effective Time (assuming for this purpose, without limitation, that (i) the Post-Merger Financing Shares have been issued to persons other than the Stockholders and are outstanding and (ii) all convertible instruments of the Acquiror have been converted into Acquiror Common Stock); provided, however, that the Underwater Warrants and Options shall not be included in this number.

      (b) "AFFILIATE" shall have the meanings ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

      (c) "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which federally chartered financial institutions are not open for business in the City of New York, New York.

      (d) "CLOSING DATE" shall mean the Bridge Loan Closing Date or the Merger Closing Date, as applicable.

      (e) "CONTINUING DIRECTOR" shall have the meaning ascribed to such term in
Section 1.1(c)(vii).

      (f) "DILORENZO BIG CONTENT SHARES" shall mean the shares of Boxing Common Stock received by DiLorenzo upon the consummation of the transactions contemplated by the Big Content Merger Agreement.

      (g) "ENCUMBRANCE" shall mean any lien, encumbrance, pledge, hypothecation, claim or charge except for minor imperfections of title and encumbrances, if any, which either individually or in aggregate, are not material in amount and do not cause a Material Adverse Effect.

      (h) "KNOWLEDGE" shall mean the actual current knowledge of the party, and/or the executive management of the party to this Agreement, as the case may be, to whom knowledge is ascribed.

      (i) "MATERIAL ADVERSE EFFECT" shall mean any adverse effect on the business, condition (financial or otherwise) or results of operation of the relevant party and its subsidiaries, if any, which is material to such party and its subsidiaries, if any, taken as a whole.

      (j) "OUTSTANDING STOCK" shall have the meaning ascribed to such term in
Section 4.2(d).

      (k) "PERSON" means any individual, corporation, partnership, association, trust or other entity or organization, including a governmental or political subdivision or any agency or institution thereof.

      (l) "SEVERANCE PAYMENTS" shall have the meaning ascribed to such term in
Section 4.2(o).

      (m) "TOTAL PRE-MERGER SHARE NUMBER" means the Total Share Number minus the shares of Acquiror Common Stock issuable upon conversion of the Series B Stock and Series C Stock, the Post-Merger Shares, the shares of Acquiror Common Stock issuable upon exercise of the LM Warrant and the shares of Acquiror Common Stock issuable upon exercise of the Underwater Warrants and Options.

      (n) "TOTAL SHARE NUMBER" means the total number of shares of Acquiror Common Stock outstanding or issuable immediately following the Effective Time, including, without limitation, the Outstanding Stock, the shares issuable upon exercise of the Outstanding Warrants, the shares issuable upon exercise of the Outstanding Options, the Series A Conversion Shares, the First Financing Common Stock, the Conversion Common Stock, the shares of Acquiror Common Stock issuable upon conversion of the Series B Stock and the Series C Stock, the Post-Merger Shares, the Post-Merger Financing Shares and the shares of Acquiror Common Stock issuable upon exercise of the LM Warrant.

      IN WITNESS WHEREOF, each of the undersigned has signed or has caused this Agreement to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

                                   ZENASCENT, INC.,
                                   a Delaware Corporation


                            By:    /s/Steven Angel
                                   --------------------------------------------
                                   Name:  Steven Angel
                                   Title:   Secretary


                                   ZENASCENT NEWCO INC.,
                                   a Delaware Corporation


                            By:    /s/Steven Angel
                                   --------------------------------------------
                                   Name:  Steven Angel
                                   Title:    President


                                   CEDRIC KUSHNER BOXING, INC.,
                                    a Delaware Corporation


                            By:    /s/Cedric Kushner
                                   --------------------------------------------
                                   Name:  Cedric Kushner
                                   Title:    President


                                   CEDRIC KUSHNER PROMOTIONS, LTD.,
                                    a New York Corporation

                               By: /s/Cedric Kushner
                                   --------------------------------------------
                                   Name:  Cedric Kushner
                                   Title:    President


                                   /s/Cedric Kushner
                                   --------------------------------------------
                                                CEDRIC KUSHNER

                                   /s/James DiLorenzo
                                   --------------------------------------------
                                                JAMES DiLORENZO

                                                               Exhibit 1.3(a)(i)


               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                                       OF

                      SERIES B CONVERTIBLE PREFERRED STOCK

                                       OF

                                 ZENASCENT, INC.

                               ------------------

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                               -------------------


IT IS HEREBY CERTIFIED that:

      1. The name of the company is Zenascent, Inc., a Delaware corporation (the "Company").

      2. The certificate of incorporation of the Company authorizes the issuance of Twenty Million (20,000,000) shares of common stock, $0.01 par value per share (the "Common Stock") and Five Million (5,000,000) shares of preferred stock, $0.01 par value per share (the "Preferred Stock"), and expressly vests in the Board of Directors of the Company the authority provided therein to issue any or all of said shares of Preferred Stock in one (1) or more series and by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

      3. The Board of Directors of the Company, pursuant to the authority expressly vested in it as aforesaid, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, has adopted the following resolution creating a Series B Convertible Preferred Stock which contains the rights and preferences set forth in this Certificate of
Designation:

                RESOLVED, that up to _________________ (_______) shares of the Five Million (5,000,000) authorized shares of Preferred Stock shall be designated Series B Convertible Preferred Stock, $0.01 par value per share, and shall possess the rights and preferences set forth in this Certificate of Designation.

      Section 1. Designation and Amount. The shares of such series shall have a par value of $0.01 per share and shall be designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock") and the number of shares constituting the Series B Preferred Stock shall be _________________ (___________).

      Section 2. Rank. The Series B Preferred Stock shall rank: (i) subject to the requirements of Section 8, junior to any other class or series of capital stock of the Company hereafter created specifically ranking by its terms senior to the Series B Preferred Stock (the "Senior Securities"); (ii) prior to all of the Common Stock now or hereafter authorized and issued; (iii) prior to any class or series of capital stock of the Company hereafter created not specifically ranking by its terms senior to or on parity with any Series B Preferred Stock of whatever subdivision (collectively with the Common Stock, the "Junior Securities"); and (iv) subject to the requirements of Section 8, on parity with any class or series of capital stock of the Company hereafter created specifically ranking by its terms on parity with the Series B Preferred Stock (the "Parity Securities") in each case as to the distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

      Section 3.Dividends.

           (a) The holders of the Series B Preferred Stock (collectively, the "Holders") shall not be entitled to receive dividends unless, within six (6) months following the date of issuance of the Series B Preferred Stock to the Holders (the "Amendment Date"), the Company has not amended its certificate of incorporation in order to authorize a sufficient number of shares of Common Stock into which all of the issued and outstanding shares of Series B Preferred Stock may be converted. In the event the Company does not make such an amendment by the Amendment Date, the Holders shall be entitled to receive cumulative dividends per share at the rate of eight percent (8%) per annum of the Per Share Liquidation Preference (as defined below), which shall accrue daily from the date of issuance of the Series B Preferred Stock, and which shall be compounded quarterly. Such dividends shall be payable by the Company (i) prior to payment of any dividend with respect to Junior Securities and shall be equal, if not greater, in amount to any such dividend on a per share basis; and (ii) on parity with any dividend with respect to the Parity Securities and at an amount equal to the dividend on a per share basis received by the holders of the Parity Securities.

           (b) Any and all dividends shall be payable out of any cash legally available therefor, and if there is not a sufficient amount of cash available, then out of the remaining assets of the Company legally available therefor (valued at the fair market value thereof on the date of payment, as determined by the Board of Directors of the Company); provided, however, that to the extent funds or assets are not legally available for the payment of any dividend, then the Company shall pay such unpaid dividends promptly as funds or assets become legally available therefor.

      Section 4.  Liquidation Preference.

           (a) In the event of any liquidation, dissolution or winding up of the Company, either voluntarily or involuntarily, the Holders shall be entitled to receive, immediately after any distributions to Senior Securities required by the Company's certificate of incorporation, as amended, or any certificate(s) of designation, and prior in preference to any distribution to Junior Securities, but on parity with any distribution to the holders of Parity Securities, an aggregate amount equal to the sum of (i) $4,860,000 and (ii) any due but unpaid dividends on the Series B

Preferred Stock (the "Liquidation Preference"). For purposes hereof, the "Per Share Liquidation Preference" shall mean the Liquidation Preference divided by [THE NUMBER OF SHARES OF SERIES B PREFERRED STOCK]. If upon the occurrence of such event, and after payment in full of the preferential amounts with respect to the Senior Securities, the assets and funds available to be distributed among the Holders and the holders of Parity Securities shall be insufficient to permit the payment of the full preferential amounts due to the Holders and the holders of the Parity Securities, respectively, then the entire assets and funds of the Company legally available for distribution shall be distributed among the Holders and the holders of the Parity Securities, pro rata, based on the respective liquidation amounts to which each such series of stock is entitled by the Company's certificate of incorporation, as amended, and any certificate(s) of designation relating thereto.

           (b) Upon the completion of the distribution required by Section 4(a), if assets remain in the Company, they shall be distributed to holders of Junior Securities in accordance with the Company's certificate of incorporation, as amended, and any certificate(s) of designation relating thereto.

           (c) Each of (i) the sale, conveyance or disposition of all or substantially all of the assets or Common Stock of the Company; (ii) the voluntary or involuntary dissolution or winding up of the Company; and (iii) a merger or consolidation of the Company in which the Company's stockholders do not retain a majority of the voting power in the surviving entity, shall be treated as a liquidation, dissolution or winding up of the Company (each, a "Liquidation Event") within the meaning of Section 4(a).

           (d) Prior to the closing of a transaction that will result in a Liquidation Event, the Company shall send to the Holders at least twenty (20) days' prior written notice of the date when such Liquidation Event shall take place. Any Holder may elect to convert, pursuant to Section 6, his shares of Series B Preferred Stock prior to a Liquidation Event.

      Section 5. Redemption. The Holders shall not have any right, at any time or under any circumstances, to require the Company to redeem any of the Series B Preferred Stock.

      Section 6.Conversion of Series B Preferred Stock.

           (a) Voluntary Conversion. Each Holder may, at any time at the sole option of the Holder, convert whole shares of Series B Preferred Stock into one hundred (100) fully-paid and non-assessable shares of Common Stock, subject to adjustment as provided in Section 6(d). The number of shares of Common Stock issuable upon conversion of one (1) share of Series B Preferred Stock is hereafter referred to as the "Conversion Rate".

           (b) Mechanics of Conversion. In order to convert Series B Preferred Stock into shares of Common Stock, the Holder shall (i) surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Series B Preferred Stock, and (ii) give written notice to the Company, at its principal office, of the election to convert the Series B Preferred Stock, and shall state in such notice the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver to such Holder, or to the nominee or nominees of such Holder, a certificate or certificates for the number of shares of Common Stock to which such Holder shall be entitled as aforesaid. The date of such surrender of the shares of Series B Preferred Stock to be converted and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

           (c) Automatic Conversion. In the event the Company amends its certificate of incorporation by the Amendment Date to authorize a sufficient number of shares of Common Stock into which all of the issued and outstanding shares of Series B Preferred Stock are convertible, then each then-outstanding share of Series B Preferred Stock shall, by virtue of such conditions and without any action on the part of the Holders, be deemed automatically converted into that number of shares of Common Stock into which the Series B Preferred Stock would then be converted at the then-effective Conversion Rate.

           (d)  Adjustments to Conversion Rate.

                (i) Adjustment to the Conversion Rate due to Stock Splits, Stock Dividend or Other Similar Event. If, prior to the conversion of all of the outstanding shares of Series B Preferred Stock, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend or other similar event, the Conversion Rate shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Conversion Rate shall be proportionately increased.

                (ii) Adjustment Due to Consolidation, Merger, Exchange of Shares, Recapitalization, Reorganization or Other Similar Event. If, prior to the conversion of all of the outstanding shares of Series B Preferred Stock, there shall be a merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, or there is a sale of all or substantially all of the Company's assets that is not deemed to be a liquidation, dissolution or winding up pursuant to
Section 4(a), then the Holders thereafter shall have the right to receive upon conversion of the Series B Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and/or other assets which the Holder would have been entitled to receive in such transaction had the Series B Preferred Stock been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Series B Preferred Stock to the end that the provisions hereof shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise thereof. The Company shall not effect any transaction described in this Section 6(d)(ii) unless (a) it first gives twenty
(20) days prior written notice of such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event (during which time the Holder shall be entitled to convert its shares of Series B Preferred Stock into Common Stock to the extent permitted hereby) and (b) the resulting successor or acquiring company (if not the Company) assumes by written instrument the obligation of the Company under this Certificate of Designation, including the obligations of this Section 6(d)(ii).

           (e) Fractional Shares. If any adjustment under Section 6(d) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher whole number of shares.

           (f) Taxes, etc. The Company will pay any taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of the Series B Preferred Stock.

           (g) Assurances. The Company will not, by amendment of its certificate of incorporation, as amended, or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred Stock against impairment.

      Section 7. Voting Rights. Except to the extent otherwise expressly provided by the General Corporation Law of the State of Delaware, each share of Series B Preferred Stock shall entitle the Holder thereof to such number of votes as equals the number of shares of Common Stock into which each share of the Series B Preferred Stock is then convertible on all matters to be voted on by the stockholders of the Company.

      Section 8. Protective Provisions. Affirmative consent of the holders of not less than a majority of the outstanding shares of the Series B Preferred Stock shall be required to approve the following actions:

           (a)  alter   or   change   the   rights,    preferences,
privileges,  restrictions  and conditions of the Series B Preferred
Stock;

           (b) do any act or thing to reclassify any outstanding class or series of capital stock of the Company into a class or series of capital stock having preferences or priority as to dividends or assets senior to or on parity with the Series B Preferred Stock;

           (c)  alter  or  amend  the  Company's   certificate   of
incorporation;

           (d) merge or consolidate with one or more corporations in a transaction pursuant to which the stockholders of the Company hold less than a majority of the voting power of the surviving corporation;

           (e) sell all or substantially all of the Company's assets;

           (f)  voluntarily liquidate or dissolve the Company;

           (g) declare or pay a dividend on the Common Stock or Junior Securities (other than a dividend payable solely in shares of Common Stock);

           (h) increase or decrease the size of the authorized number of shares of the Series B Preferred Stock; or

           (i) create any new class of securities having preferences senior to or on parity with the Series B Preferred Stock.

      Section 9.Miscellaneous.

           (a) Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provisions of this Certificate of Designation without the prior written consent or affirmative vote of the holders of not less than a majority of the Series B Preferred Stock outstanding at the time such action is taken.

           (b) Notices. Except as otherwise expressly provided herein, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and will be deemed to have been given when so mailed or sent (i) to the Company, at its principal executive office, and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Company (unless otherwise indicated by notice given to the Company by any such holder).

                      [SIGNATURE PAGE FOLLOWS ON NEXT PAGE]

      IN WITNESS WHEREOF, Zenascent, Inc. has caused this Certificate of Designation to be executed this ____ day of _________, 2002.

                               ZENASCENT, INC.



                               By:____________________________________
                                  Name:
                                  Title:

Attest:


By:____________________________
   Name:
   Title:

                                                              Exhibit 1.3(a)(ii)

               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                                       OF

                 SERIES C CONVERTIBLE REDEEMABLE PREFERRED STOCK

                                       OF

                                 ZENASCENT, INC.

                               ------------------

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                               -------------------


IT IS HEREBY CERTIFIED that:

      1. The name of the company is Zenascent, Inc., a Delaware corporation (the "Company").

      2. The certificate of incorporation of the Company authorizes the issuance of Twenty Million (20,000,000) shares of common stock, $0.01 par value per share (the "Common Stock") and Five Million (5,000,000) shares of preferred stock, $0.01 par value per share (the "Preferred Stock"), and expressly vests in the Board of Directors of the Company the authority provided therein to issue any or all of said shares of Preferred Stock in one (1) or more series and by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

      3. The Board of Directors of the Company, pursuant to the authority expressly vested in it as aforesaid, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, has adopted the following resolution creating a Series B Convertible Preferred Stock which contains the rights and preferences set forth in this Certificate of
Designation:

                RESOLVED, that up to _________________ (_______) shares of the Five Million (5,000,000) authorized shares of Preferred Stock shall be designated Series C Convertible Redeemable Preferred Stock, $0.01 par value per share, and shall possess the rights and preferences set forth in this Certificate of Designation.

      Section 1. Designation and Amount. The shares of such series shall have a par value of $0.01 per share and shall be designated as Series C Convertible Redeemable Preferred

Stock (the "Series C Preferred Stock") and the number of shares constituting the Series C Preferred Stock shall be _____________ (__________).

      Section 2. Rank. The Series C Preferred Stock shall rank: (i) subject to the requirements of Section 8, junior to the Series B Convertible Preferred Stock of the Company and any other class or series of capital stock of the Company hereafter created specifically ranking by its terms senior to the Series C Preferred Stock (the "Senior Securities"); (ii) prior to all of the Common Stock now or hereafter authorized and issued; (iii) prior to any class or series of capital stock of the Company hereafter created not specifically ranking by its terms senior to or on parity with any Series C Preferred Stock of whatever subdivision (collectively with the Common Stock, the "Junior Securities"); and
(iv) subject to the requirements of Section 8, on parity with any class or series of capital stock of the Company hereafter created specifically ranking by its terms on parity with the Series C Preferred Stock (the "Parity Securities") in each case as to the distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

      Section 3. Dividends. The holders of the Series C Preferred Stock (collectively, the "Holders") shall be entitled to receive dividends, on an as-converted basis, at any time dividends are declared and paid on the Company's Common Stock.

      Section 4. Liquidation Preference.

           (a) In the event of any liquidation, dissolution or winding up of the Company, either voluntarily or involuntarily, the Holders shall be entitled to receive, immediately after any distributions to Senior Securities required by the Company's certificate of incorporation, as amended, or any certificate(s) of designation, and prior in preference to any distribution to Junior Securities, but on parity with any distribution to the holders of Parity Securities, an aggregate amount equal to the sum of (i) $4,800,000 and (ii) any due but unpaid dividends on the Series C Preferred Stock (the "Liquidation Preference"). For purposes hereof, the "Per Share Liquidation Preference" shall mean the Liquidation Preference divided by [THE NUMBER OF SHARES OF SERIES C PREFERRED STOCK]. If upon the occurrence of such event, and after payment in full of the preferential amounts with respect to the Senior Securities, the assets and funds available to be distributed among the Holders and the holders of Parity Securities shall be insufficient to permit the payment of the full preferential amounts due to the Holders and the holders of the Parity Securities, respectively, then the entire assets and funds of the Company legally available for distribution shall be distributed among the Holders and the holders of the Parity Securities, pro rata, based on the respective liquidation amounts to which each such series of stock is entitled by the Company's certificate of incorporation, as amended, and any certificate(s) of designation relating thereto.

           (b) Upon the completion of the distribution required by Section 4(a), if assets remain in the Company, they shall be distributed to holders of Junior Securities in accordance with the Company's certificate of incorporation, as amended, and any certificate(s) of designation relating thereto.

           (c) Each of (i) the sale, conveyance or disposition of all or substantially all of the assets or Common Stock of the Company; (ii) the voluntary or involuntary dissolution or winding up of the Company; and (iii) a merger or consolidation of the Company in which the Company's stockholders do not retain a majority of the voting power in the surviving entity, shall be treated as a liquidation, dissolution or winding up of the Company (each, a "Liquidation Event") within the meaning of Section 4(a).

           (d) Prior to the closing of a transaction that will result in a Liquidation Event, the Company shall send to the Holders at least twenty (20) days' prior written notice of the date when such Liquidation Event shall take place. Any Holder may elect to convert, pursuant to Section 6, his shares of Series C Preferred Stock prior to a Liquidation Event.

      Section 5. Redemption. The Holders shall not have any right, at any time or under any circumstances, to require the Company to redeem any of the Series C Preferred Stock. The Company may redeem any or all of the Series C Preferred Stock for the Per Share Liquidation Preference times the number of shares to be redeemed upon thirty (30) days prior written notice to the Holders or any Holder (the "Redemption Notice"). A Redemption Notice may be given by the Company to any Holder with respect to any shares at any time; provided, however, that no such Redemption Notice may be given for any shares with respect to which the Company has received a Conversion Notice (as defined below) unless the Redemption Notice is delivered within thirty (30) days of the receipt of such Conversion Notice.

      Section 6. Conversion of Series C Preferred Stock.

           (a) Voluntary Conversion. Each Holder may, at any time at the sole option of the Holder, convert whole shares of Series C Preferred Stock into one hundred (100) fully-paid and non-assessable shares of Common Stock, subject to adjustment as provided in Section 6(d). The number of shares of Common Stock issuable upon conversion of one (1) share of Series C Preferred Stock is hereafter referred to as the "Conversion Rate".

           (b) Mechanics of Conversion. In order to convert Series C Preferred Stock into shares of Common Stock, the Holder shall (i) surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Series C Preferred Stock, and (ii) give written notice (the "Conversion Notice") to the Company, at its principal office, of the election to convert the Series C Preferred Stock, and shall state in the Conversion Notice the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver to such Holder, or to the nominee or nominees of such Holder, a certificate or certificates for the number of shares of Common Stock to which such Holder shall be entitled as aforesaid. On the 31st day following the date of such surrender of the shares of Series C Preferred Stock to be converted, the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock unless prior to such date the Company has delivered to the Holder a Redemption Notice with respect to such shares.

           (c)  Adjustments to Conversion Rate.

                (i) Adjustment to the Conversion Rate due to Stock Splits, Stock Dividend or Other Similar Event. If, prior to the conversion of all of the outstanding shares of Series C Preferred Stock, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend or other similar event, the Conversion Rate shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Conversion Rate shall be proportionately increased.

                (ii) Adjustment Due to Consolidation, Merger, Exchange of Shares, Recapitalization, Reorganization or Other Similar Event. If, prior to the conversion of all of the outstanding shares of Series C Preferred Stock, there shall be a merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, or there is a sale of all or substantially all of the Company's assets that is not deemed to be a liquidation, dissolution or winding up pursuant to
Section 4(a), then the Holders thereafter shall have the right to receive upon conversion of the Series C Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and/or other assets which the Holder would have been entitled to receive in such transaction had the Series C Preferred Stock been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Series C Preferred Stock to the end that the provisions hereof shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise thereof. The Company shall not effect any transaction described in this Section 6(c)(ii) unless (a) it first gives twenty
(20) days prior written notice of such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event (during which time the Holder shall be entitled to convert its shares of Series C Preferred Stock into Common Stock to the extent permitted hereby) and (b) the resulting successor or acquiring company (if not the Company) assumes by written instrument the obligation of the Company under this Certificate of Designation, including the obligations of this Section 6(c)(ii).

           (d) Fractional Shares. If any adjustment under Section 6(c) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher whole number of shares.

           (e) Taxes, etc. The Company will pay any taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of the Series C Preferred Stock.

           (f) Assurances. The Company will not, by amendment of its certificate of incorporation, as amended, or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series C Preferred Stock against impairment.

      Section 7. Voting Rights. Except to the extent otherwise expressly provided by the General Corporation Law of the State of Delaware, each share of Series C Preferred Stock shall entitle the Holder thereof to such number of votes as equals the number of shares of Common Stock into which each share of the Series C Preferred Stock is then convertible on all matters to be voted on by the stockholders of the Company.

      Section 8. Protective Provisions. Affirmative consent of the holders of not less than majority of the outstanding shares of Series C Preferred Stock shall be required to approve the following actions:

           (a) alter or change the rights, preferences, privileges, restrictions and conditions of the Series C Preferred Stock;

           (b) do any act or thing to reclassify any outstanding class or series of capital stock of the Company into a class or series of capital stock having preferences or priority as to dividends or assets senior to or on parity with the Series C Preferred Stock;

           (c) alter or amend the Company's certificate of incorporation;

           (d) declare or pay a dividend on the Common Stock or Junior Securities (other than a dividend payable solely in shares of Common Stock); or

           (e) increase or decrease the size of the authorized number of shares of the Series C Preferred Stock.

      Section 9. Miscellaneous.

           (a) Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provisions of this Certificate of Designation without the prior written consent or affirmative vote of the holders of not less than a majority of the Series C Preferred Stock outstanding at the time such action is taken.

           (b) Notices. Except as otherwise expressly provided herein, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and will be deemed to have been given when so mailed or sent (i) to the Company, at its principal executive office, and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Company (unless otherwise indicated by notice given to the Company by any such holder).

               [SIGNATURE PAGE FOLLOWS ON NEXT PAGE]

      IN WITNESS WHEREOF, Zenascent, Inc. has caused this Certificate of Designation to be executed this ____ day of _________, 2002.

                               ZENASCENT, INC.



                               By:____________________________________
                                  Name:
                                  Title:

Attest:


By:____________________________
   Name:
   Title:

                                                               Exhibit 1.4(c)(i)


                   Form of Note and Warrant Purchase Agreement

                         CEDRIC KUSHNER PROMOTIONS, LTD.

                       NOTE AND WARRANT PURCHASE AGREEMENT

      THIS NOTE AND WARRANT PURCHASE AGREEMENT is made as of the ___ day of _______, 200_ (the "EFFECTIVE DATE") by and among CEDRIC KUSHNER PROMOTIONS, LTD., a New York corporation (the "COMPANY"), and [Purchaser] (the "PURCHASER").

The parties hereby agree as follows:

1.    AMOUNT AND TERMS OF THE LOAN; ISSUANCE OF WARRANTS

      1.1 THE LOAN. Subject to the terms of this Agreement, the Purchaser agrees to lend to the Company the amount set forth in the promissory note in substantially the form attached hereto as Exhibit A (the "NOTE"). The amount of the Note is also the "LOAN AMOUNT." Unless otherwise defined, the capitalized terms herein shall have the meanings assigned to such terms in the Note.

      1.2 ISSUANCE OF WARRANTS. The Company will sell to the Purchaser, upon the closing of the Merger Agreement by and among Cedric Kushner Boxing, Inc., the Company, Zenascent, Inc. ("Zenascent"), Cedric Kushner and James DiLorenzo, a warrant to purchase [1/2 of the Loan Amount] shares of common stock, par value $.001 per share (the "Zenascent Common Stock"), of Zenascent (the "Merger Agreement"). The warrant shall be in substantially the form attached hereto as Exhibit B (the "WARRANT"). Prior to issuance of the Warrant, the Purchaser hereby agrees to pay to the Company the Aggregate Warrant Purchase Price of $0.001 per share covered by the Warrant.

      1.3 The Company and the Purchasers, having adverse interests and as a result of arm's length bargaining, agree that:

           (a) Neither the Purchaser nor any affiliated company has rendered any services to the Company in connection with this Agreement;

           (b)  The Warrant is not being issued as compensation;

           (c) The aggregate fair market value of the Note, if issued apart from the Warrant, is $[AMOUNT OF NOTE], and the aggregate fair market value of the Warrant, if issued apart from the Note, is $0.001 per share covered by the Warrant; and

           (d) All tax returns and other information return of each party relative to this Agreement and the Note and Warrant issued pursuant hereto shall consistently reflect the matters agreed to in (a) through (c) above.

2.    THE CLOSING

      2.1 CLOSING DATE. The closing of the purchase and sale of the Note (the "CLOSING") shall be held on the Effective Date, or at such other time as the Company and the Purchaser shall agree (the "CLOSING DATE").

      2.2 DELIVERY. At the Closing (i) the Purchaser will deliver to the Company a check or wire transfer funds in the amount of the Loan Amount; and (ii) the Company shall issue and deliver to the Purchaser a Note in favor of the Purchaser payable in the principal amount of the Loan Amount.

3.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

      The Company hereby represents and warrants to each Purchaser as follows:

      3.1 CORPORATE POWER. The Company will have at the Closing Date all requisite corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

      3.2 AUTHORIZATION. All corporate action on the part of the Company, its directors and its shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company's obligations hereunder.

      3.3 OFFERING. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Notes and Warrants are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 ACT"), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

4.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

      4.1 PURCHASE FOR OWN ACCOUNT. The Purchaser represents that it is acquiring the Note, the Warrant and the Zenascent Common Stock issuable upon exercise of the Warrant (collectively, the "SECURITIES") solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

      4.2 INFORMATION AND SOPHISTICATION. The Purchaser acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities. The Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company and Zenascent regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser. The Purchaser further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

      4.3 ABILITY TO BEAR ECONOMIC RISK. The Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

      4.4  ACCREDITED   INVESTOR   STATUS.   The  Purchaser  is  an
           "ACCREDITED INVESTOR" as such term is defined in Rule 501 under the Securities Act.

      4.5 FURTHER ASSURANCES. The Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement.

5.    MISCELLANEOUS

      5.1 BINDING AGREEMENT. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      5.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York.

      5.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      5.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      5.5 NOTICES. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, postage prepaid, addressed to the Company at 1 Montauk Highway, Southampton, New York 11968, or to a Purchaser at [ADDRESS OF PURCHASER], or at such other address as such party may designate by ten (10) days advance written notice to the other party.

      5.6 MODIFICATION; WAIVER. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser.

      5.7 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

      IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

                                    COMPANY:


                                    CEDRIC KUSHNER PROMOTIONS, LTD.


                                    By:
                                        ----------------------------
                                    Name:
                                    Title:


                                    PURCHASER:


                                    [PURCHASER]

                                    By:
                                       ---------------------------
                                    Name:
                                    Title:

                                                              Exhibit 1.4(c)(ii)

                                 Form of Warrant

                                    EXHIBIT B

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                                 ZENASCENT, INC.

                        WARRANT TO PURCHASE COMMON STOCK

NO. W-__                                                      ____________, 2002


                           VOID AFTER _________, 2007

THIS CERTIFIES THAT, for value received, [PURCHASER], with its principal office at [ADDRESS OF PURCHASER], or its assigns (the "HOLDER"), is entitled to subscribe for and purchase at the Exercise Price (defined below) from ZENASCENT, INC., a Delaware corporation, with its principal office at 1 Montauk Highway, Southampton, New York 11968 (the "CORPORATION") up to ___________ Thousand (__,000) shares of common stock, par value $.001 per share, of the Corporation (the "COMMON STOCK").

1. DEFINITIONS. AS USED HEREIN, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING RESPECTIVE MEANINGS:

      (a) "Exercise Period" shall mean the period commencing with the date hereof and ending five years from the date hereof, unless sooner terminated as provided below.

      (b) "Exercise Price" shall mean $.50 per share, subject to adjustment pursuant to Section 5 below.

      (c) "Exercise Shares" shall mean the shares of Common Stock issuable upon exercise of this Warrant.

2. EXERCISE OF WARRANT. THE RIGHTS REPRESENTED BY THIS WARRANT MAY BE EXERCISED IN WHOLE OR IN PART AT ANY TIME DURING THE EXERCISE PERIOD, BY DELIVERY OF THE FOLLOWING TO THE CORPORATION AT ITS ADDRESS SET FORTH ABOVE (OR AT SUCH OTHER ADDRESS AS IT MAY DESIGNATE BY NOTICE IN WRITING TO THE HOLDER):

      (a) An executed Notice of Exercise in the form attached hereto;

      (b) Payment of the Exercise Price either in cash or by check; and

      (c)  This Warrant.

      Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

      The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

3.    COVENANTS OF THE CORPORATION.

      3.1 Covenants as to Exercise Shares. The Corporation covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

      3.2 No Impairment. Except and to the extent as waived or consented to by the Holder, the Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

      3.3 Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4.    REPRESENTATIONS OF HOLDER.

      4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

      4.2  Securities Are Not Registered.

           (a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the "ACT") on the basis that no distribution or public offering of the stock of the Corporation is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

           (b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Corporation has no obligation to register the Warrant or the Exercise Shares of the Corporation, or to comply with any exemption from such registration.

           (c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Corporation presently has no plans to satisfy these conditions in the foreseeable future.

      4.3 Disposition of Warrant and Exercise Shares. The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

5. ADJUSTMENT OF EXERCISE PRICE. In the event of changes in the outstanding Common Stock of the Corporation by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like prior to the exercise of this Warrant (or portion thereof), the number and class of shares available under the Warrant (or portion thereof) in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant (or portion thereof), on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant (or portion thereof) been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Corporation shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

7. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation.

8. TRANSFER OF WARRANT. Subject to applicable laws, the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Corporation.

9. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by telex, telegram, express mail or other form of rapid communications, if possible, and if not then such notice or communication shall be mailed by first-class mail, postage prepaid, addressed in each case to the party entitled thereto at the following addresses: (a) if to the Corporation, to Zenascent, Inc., Attention: President, 1 Montauk Highway, Southampton, New York 11968 and (b) if to the Holder, [ADDRESS OF HOLDER], or at such other address as one party may furnish to the other in writing. Notice shall be deemed effective on the date dispatched if by personal delivery, telecopy, telex or telegram, two days after mailing if by express mail, or three days after mailing if by first-class mail.

11. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

12. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York.

      IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer as of _____________, 2002.

                                 ZENASCENT, INC.


                                 By:
                                    ---------------------------------
                                 Name:
                                 Title:




ATTEST:


------------------
Secretary

                               NOTICE OF EXERCISE

TO: CEDRIC KUSHNER PROMOTIONS, LTD.

      (1) The undersigned hereby elects to purchase ______________ shares of the Common Stock of CEDRIC KUSHNER PROMOTIONS, LTD. (the "COMPANY") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

      (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                            ------------------------
                                     (Name)


                            ------------------------


                            ------------------------
                                    (Address)

      (3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and
      (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.



      -----------------------          ----------------------------
      (Date)                           (Signature)


                                       ----------------------------
                                       (Print name)

                                 ASSIGNMENT FORM

                        (To assign the foregoing Warrant,
                        execute this form and supply
                        required information. Do not use
                        this form to purchase shares.)



      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


Name:___________________________________________________________________________
                                 (Please Print)

Address:________________________________________________________________________
                                 (Please Print)

Dated: _________________


Holder's Signature: _____________________________________

Holder's Address:   _____________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                                             Exhibit 1.4(c)(iii)

                                  Form of Note

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

                           CONVERTIBLE PROMISSORY NOTE

$_______                                                        _______ __, 200_


                                                              New York, New York

      For value received CEDRIC KUSHNER PROMOTIONS, LTD., a New York corporation ("PAYOR" or the "COMPANY") promises to pay to [PURCHASER], or its assigns ("HOLDER") the principal sum of $[AMOUNT] with interest on the outstanding principal amount at the rate of 10% per annum, compounded annually based on a 365-day year. Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full. Principal and accrued interest shall be due on or before the earlier to occur of (i) January 31, 2003 or (ii) an Event of Default (as defined below) (each, the "MATURITY DATE").

      1. All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest and thereafter to principal.

      2. If there shall be any Event of Default hereunder, Payor shall pay all reasonable attorneys' fees and court costs incurred by Holder in enforcing and collecting this Note, and this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable. The occurrence of any one or more of the following shall constitute an Event of Default:

            (a) Payor fails to pay (i) timely the principal amount due under this Note on the date the same becomes due and payable or (ii) any accrued interest or other amounts due under this Note within three (3) business days following the date the same becomes due and payable;

            (b) Payor files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

            (c) An involuntary petition is filed against Payor (unless such petition is dismissed or discharged within sixty (60) days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Payor; or

            (d) The Payor shall after any required notice thereunder and after the expiration of applicable grace periods (i) default in the repayment of any principal of or the payment of any interest on any indebtedness, or (ii) breach or violate any term or provision of any promissory note, loan agreement, mortgage, indenture or other evidence of such indebtedness, if the effect of such breach is to permit the acceleration of such indebtedness.

      4.  Payor  hereby  waives   demand,   notice,   presentment,
protest and notice of dishonor.

      5. Upon the closing of the Merger Agreement by and among Cedric Kushner Boxing, Inc., the Company, Zenascent, Inc. ("Zenascent"), Cedric Kushner and James DiLorenzo, all principal and interest due on this Note shall be converted into shares of common stock, par value $.001 per share (the "Zenascent Common Stock"), of Zenascent at a conversion price equal to the Fair Market Value (as hereinafter defined) of the Zenascent Common Stock. "Fair Market Value" shall mean the average of the five (5) lowest closing bid prices of the Zenascent Common Stock during twenty-two (22) trading days immediately preceding date of the closing of the Merger Agreement; provided, however, that the Fair Market Value shall not be lower than $0.68 or higher than $1.00.

      6. The terms of this Note shall be construed in accordance with the laws of the State of New York, as applied to contracts entered into by New York residents within the State of New York, which contracts are to be performed entirely within the State of New York.

      7. Any term of this Note may be amended or waived with the written consent of Payor and Holder.

                               CEDRIC KUSHNER PROMOTIONS, LTD.


                               By:
                                  --------------------------------
                                     Cedric Kushner, President

                                                                    Exhibit 5.18

                          Terms to be Contained in the
                          Big Content Merger Agreement

1. Parties. Cedric Kushner Boxing, Inc. ("Boxing"), Big Content Acquisition, Inc., a wholly owned subsidiary of Boxing ("Acquisition"), and Big Content, Inc. ("Big Content").

2. Merger. Acquisition will be merged with and into Big Content (the "Merger") and Big Content will become a wholly owned subsidiary of Boxing.

3. Merger Consideration.  In the Merger:

      3.1. All of the stockholders of Big Content will receive their pro rata portion of 30 shares of common stock of Boxing which, upon the merger between Acquiror and Boxing (the "Zenascent Merger"), will be converted into the Series C Stock and the LM Warrant.

      3.2. Livingston will receive a $1,000,000 promissory note, due in 10 years with interest payable quarterly at the rate of ten percent (10%) per annum (the "Note").

4. Expense Reimbursement. Upon the closing of the Zenascent Merger, the LM Holders will be reimbursed for $100,000 of expenses incurred by them in connection with Big Content, certain transactions between Big Content and Boxing and the Zenascent Merger. As promptly as reasonably practicable following the Zenascent Merger, the LM Holders will be reimbursed for an additional $100,000 of expenses incurred by them in connection with Big Content, certain transactions between Big Content and Boxing and the Zenascent Merger.

5. Consulting Agreement. Effective upon the Zenascent Merger, Big Content and Livingston will enter into a ten-year consulting agreement (the "Consulting Agreement") paying Livingston $5,000 per week. There shall be a seven (7) day period to cure any failure to make such payment following written notice of such failure. In addition, (i) Livingston shall receive ten percent of the net revenues (defined as total revenues minus all direct costs) derived by CKP from any boxing event promoted by CKP with total revenues in excess of $500,000 and
(ii) fifteen percent (15%) of the net proceeds to Zenascent of any financing consummated following the Zenascent Merger (not including the Second Acquiror Financing) shall be used to acquire from the LM Holders Series C Preferred Stock held by them at a price equal to the liquidation preference for such shares. The Consulting Agreement will terminate upon the receipt by the LM Holders of an aggregate of (a) $4.3 million (the "Early Payment"), if such amounts are received no later than March 25, 2005, or (b) $5.3 million, if such amounts are received no later than March 25, 2012 (the "Regular Payment"), in connection with all payments under and pursuant to: the Note, Expense Reimbursement, Consulting Agreement Payments, Commissions, redemption of Series

C Stock, proceeds from the sale of Zenascent Common Stock purchased upon exercise of the LM Warrant or the "Restrictions" set forth below, .

6. Sales Commission Agreement. Acquisition and Livingston shall enter into a Sales Commission Agreement whereby Livingston shall receive a sales commission (the "Commission") equal to twenty percent (20%) of all net revenues derived by Acquisition from the exploitation of the boxing library currently owned by Big Content. The Sales Commission Agreement shall terminate upon the earlier of the Early Payment or the Regular Payment.

7. Repurchase Option. Upon the earlier payment of the Early Payment or the Regular Payment, Acquiror shall have the right to redeem all Series C Stock then owned by the LM Holders for an aggregate purchase price of $10.00.

8. Security Agreement. The LM Holders will have a first priority lien on all of the assets of Big Content which will secure the Note and the payment obligations under the Consulting Agreement. In the event of a breach of the Consulting Agreement by Big Content, all obligations under the Note and the Consulting Agreement will accelerate and become immediately due and payable.

9. Restrictions. During the term of the Consulting Agreement, Boxing, Kushner and DiLorenzo shall be subject to the following restrictions:

      9.1. Neither Kushner nor DiLorenzo shall transfer, sell, pledge, hypothecate or otherwise encumber the shares of preferred stock of Acquiror or Acquiror Common Stock without the express written consent of English, as Manager of Livingston, except that Kushner and DiLorenzo may each sell up to one-half of such shares, and upon any such sale, the amount received by Kushner or DiLorenzo, as the case may be, shall be distributed (i) one-half to Livingston, to satisfy the Early Payment and/or the Regular Payment, and one-half to the party whose stock was sold until $2.5 million of the Early Payment and/or the Regular Payment has been paid and then (ii) one-third to Livingston, to satisfy the Early Payment and/or the Regular Payment, and two-thirds to the party whose stock was sold until the balance of the Early Payment and/or the Regular Payment has been paid. In addition, any dividends or distributions on preferred stock of Acquiror or Acquiror Common Stock received by Kushner or DiLorenzo shall be distributed one-half to Livingston. Following any such distribution to Livingston, Livingston shall convey and transfer to the person making such payment Series C Stock with a liquidation preference equal to the amount so paid.

      9.2. For so long as the Note remains unpaid and there is outstanding Series C Stock owned by the LM Holders, CKP and Big Content shall not sell, convey or otherwise transfer any of their properties or assets other than in the ordinary course of business unless such transfer is consented to by Livingston.

10. Equity Kicker. Kushner and DiLorenzo will enter into an agreement with Livingston that provides that at such time as Kushner and DiLorenzo have received, directly or indirectly:

      10.1.In excess of $10,000,000 and up to $15,000,000 from the sale of Zenascent Common Stock, each of them shall pay to Livingston ten percent (10%) of the net proceeds to them of such excess at the time of any such sale; and

      10.2. In excess of $15,000,000 and up to $50,000,000 from the sale of Zenascent Common Stock, each of them shall pay to Livingston fifteen percent (15%) of the net proceeds to them of such excess at the time of any such sale.

                                                                      Appendix B


                           PROPOSED AMENDMENTS TO THE
                          CERTIFICATE OF INCORPORATION
                               OF ZENASCENT, INC.



     In Proposals 2, 3, 4, 5, 6, 7 and 8 in this proxy statement, your Board of Directors has recommended that you vote in favor of the amendments to the Company's Certificate of Incorporation set forth below.

1.   Amendment to Article First

     Article First of the Certificate of Incorporation currently reads as follows:

              FIRST: The name of the corporation is Zenascent, Inc.

     If Proposal 2 in this proxy statement is approved by our shareholders, Article First of the Certificate of Incorporation would instead read as follows:

              FIRST: The name of the corporation (the "Corporation") is CKP, Inc.

2.   Amendment to Article Third

     Article Third of the Certificate of Incorporation currently reads as follows:

               THIRD: The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, including without limitation the design, marketing and manufacture of golf equipment, apparel and accessories.

     If Proposal 3 in this proxy statement is approved by our shareholders, Article Third of the Certificate of Incorporation would instead read as follows:

               THIRD: The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

3.   Replacement of Current Article Fourth

     (a)  Replacement of the first paragraph of Article Fourth.

          (i) The first paragraph of Article Fourth of the Certificate of Incorporation currently reads as follows:

               FOURTH: The Corporation is authorized to issue three classes of capital stock, one of which is designated as Class A Common Stock, $.01 par value per share ("Class A Common Stock"), the second of which is designated as Class B Common Stock, $.01 par value per share ("Class B Common Stock" and collectively with the Class A Common Stock, the "Common Equity") and the third of which is designated as Preferred Stock, $.01 par value per share (the "Preferred Stock"). The total number of all shares of capital stock which the corporation shall have authority to issue is 25,000,000 shares, consisting of 15,000,000 shares of Class A Common Stock, 5,000,000 shares of Class B Common Stock and 5,000,000 shares of Preferred Stock. The Preferred Stock may be issued from time to time in one or more series as set forth in Section (b) of this Article FOURTH. The following is a statement of the designations and the powers, preferences and rights of, and the qualifications, limitations and restrictions applicable to, each class of capital stock of the Corporation.

          (ii) If Proposals 4 and 5 in this proxy statement are approved by our shareholders, the first paragraph of the Article Fourth of the Certificate of Incorporation would instead read as follows:

               FIFTH: The Corporation is authorized to issue two classes of capital stock, one of which is designated as common stock, par value $.01 per share (the "Common Stock")(1) and the other of which is designated as preferred stock, par value $.01 per share (the "Preferred Stock"). The total number of all shares of capital stock which the corporation shall have authority to issue is one hundred and five million (105,000,000) shares, consisting of one hundred million (100,000,000) shares of Common Stock(2) and five million (5,000,000) shares of Preferred Stock. The Preferred Stock may be issued from time to time in one or more series as set forth in Section (b) of this Article FIFTH. The following is a statement of the designations and the powers, preferences and rights of, and the qualifications, limitations and restrictions applicable to, each class of capital stock of the Corporation.

     (b)  Replacement of Section (a) of Article Fourth.

          (i) Section (a) of Article Fourth of the Certificate of Incorporation currently reads as follows:

              (a) Class A Common Stock and Class B Common Stock:

                  (1) General. The shares of Class A Common Slack and Class B Common Stock shall be identical in all respects and shall have equal rights and privileges, except a expressly set forth in this Article FOURTH. All shares of the common stock, $.01 par value per share, issued and outstanding immediately prior to the effective time of this Amendment (the "Existing Common Shares") shall automatically, without any action on the part of the holder of' Existing Common Shares,


------------------------
(1) The reclassification of our Class A Common Stock and Class B Common Stock as a single class of Common Stock would occur if Proposal 4 in this proxy statement were to be approved by our shareholders.

(2) The increase in our authorized Common Stock to 100,000,000 shares would occur if Proposal 5 in this proxy statement were to be approved by our shareholders.

          become an equal number of shares of Class A Common Stock, except to the extent that the Corporation shall enter into a written agreement with one or more stockholders for the exchange of a specified number of Existing Common Shares into shares of Class B Common Stock.

                  (2) Voting. Holders of Class A Common Stock and Class B Common Stock are entitled to one vote for each share held at all meetings of stockholders. The number of authorized shares of Class A Common Stock and Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

                  (3) Dividends. Dividends may be declared and paid on Class A Common Stock and Class B Common Stock from funds lawfully available therefor, as and when determined by the board of directors and subject to any preferential dividend rights of any series of Preferred Stock than outstanding; provided that identical dividends or distributions per share are declared and paid concurrently upon the shares of Class A Common Stock and Class B Common Stock. In the case of distributions payable in shares of Common Equity of the Corporation, only shares of Class A Common Stock shall he distributed with respect to Class A Common Stock and only shares of Class B Common Stock shall be distributed with respect to Class B Common Stock. In the case of dividends or other distributions consisting of securities convertible into, or exchangeable for, or options, warrants or other rights to purchase Common Equity of the Corporation, the Corporation shall provide that such convertible or exchangeable securities or such options. warrants or other rights to convert into, exchange for or purchase Common Equity shall be for shares of Class A Common Stock, in the case of holders of Class A Common Stock, and shares of Class B Common Stock, in the case of holders of Class B Common Stock but shall in all other respects be identical.

                  (4) Stock Split. Combinations and the Like. Neither the Class A Common Stock nor the Class B Common Stock shall be split, combined or subdivided unless at the same time there shall be a proportionate split, combination or subdivision of such other class,

                  (5) Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Class A Common Stock and Class B Common Stock will be entitled to receive ratably all assets of the Corporation available for distribution to stockholders of the Corporation, subject to any preferential rights of any series of Preferred Stock then outstanding.

                  (6) Automatic Conversion. Each outstanding share of Class B Common Stock shall automatically be converted into a share of Class A Common Stock upon the earlier to occur of (i) October 31, 2000 and

          (ii) such time as the closing price for the Class A Common Stock on the Nasdaq Stock Market (or, if the Class A. Common Stock is not traded on the Nasdaq Stock Market the principle market or exchange on which such shares are traded, if any) shall equal or exceed $8.00 per share for a period of ten (10) consecutive trading days. Following any such automatic conversion, the share or shares of Class B Common Stock so converted shall cease to be outstanding, notwithstanding the fact that the holder or holders may not have surrendered the certificate or certificates representing such Class B Common Stock for conversion, and such certificate or certificates shall thereafter represent solely the right to receive a certificate or certificates for Class A Common Stock issuable on conversion of the Class B Common Stock so convened, upon surrender of such certificate or certificates to the Corporation, of the certificate or certificates for the Class B Common Stock so converted.

                  (7) Reservation of Shares. The Corporation shall at all times reserve and keep available out of the authorized and unissued shares of Class A Common Stock, solely for the purposes of effecting the conversion of the outstanding Class B Common Stock, such number of shares of Class A Common Stock as shall front time to time be sufficient to effect conversion of all outstanding shares of Class B Common Stock.

                  (8) Retirement of Class B Common Stock. Each share of Class B Common Stock issued by the Corporation, if reacquired by the Corporation (whether by repurchase. conversion into Class A Common Stock or otherwise) shall upon such reacquisition, be retired and may not be reissued thereafter.

          (ii) If Proposal 4 in this proxy statement is approved by our shareholders, the current Article Fourth of the Certificate of Incorporation would be replaced by a new Article Fifth, Section (a) of which would read as follows:

               (b) COMMON STOCK

                  (1) Voting. Holders of Common Stock are entitled to one vote for each share held at all meetings of stockholders. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

                  (2) Dividends. Dividends may be declared and paid on Common Stock from funds lawfully available therefor, as and when determined by the board of directors and subject to any preferential dividend rights of any series of Preferred Stock then outstanding.

                  (3) Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive ratably all assets of the Corporation available for distribution to stockholders of the Corporation, subject to any preferential rights of any series of Preferred Stock then outstanding.

5.  Amendment to Article Fifth

     Article Fifth of the Certificate of Incorporation currently reads as follows:

                  FIFTH: Stockholders of the Corporation may not take any action by written consent in lieu of a meeting. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of the general meeting.

     If Proposal 7 in this proxy statement is approved by our shareholders, Article Fifth of the Certificate of Incorporation would be removed from the Certificate of Incorporation.

6.  Amendments to Article Sixth

    Paragraphs (c) through (e) of Article Sixth of the Certificate of Incorporation currently read as follows:

                  (c) CLASSES OF DIRECTORS

                  The board of directors shall be divided into three classes, consisting of Class I, Class II and Class III. No class of directors shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, except as otherwise may be provided from time to time by the board of directors.

                  (d) TERMS OF OFFICE

                  Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each initial director in Class I shall serve for a term ending on the date of the annual meeting of stockholders in 1999, each initial director in Class II shall serve for a term ending on the date of the annual meeting of stockholders in 2000 and each initial director in Class III shall serve for a term ending on the date of the annual meeting of stockholders in 2001 and provided further that the term of each director shall be subject to the election and qualification of a successor to such director and to the earlier death, resignation or removal of such director.

                  (e) ALLOCATION OF DIRECTORS AMONG CLASSES UPON CHANGES IN AUTHORIZED NUMBER OF DIRECTORS

                  In the event of any increase or decrease in the authorized number of directors, (1) each director then serving shall continue as a director of the class of which such director is a member and (2) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the board of directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, except as otherwise may be provided from time to time by the board of directors.

     If Proposal 6 in this proxy statement is approved by our shareholders, paragraphs (c) through (e) of the current Article Sixth of the Certificate of Incorporation would be replaced with the following paragraph (c) of a new Article Seventh:

                  (c) TERMS OF OFFICE

                  Each director shall serve for a term ending on the date of the annual meeting following the annual meeting at which such director was elected; provided, that the term of each director shall be subject to the election and qualification of a successor to such director and to the earlier death, resignation or removal of such director.

                                                                      Appendix C

                           PROPOSED AMENDMENTS TO THE
                           BY-LAWS OF ZENASCENT, INC.



     In Proposals 6 and 7 in this proxy statement, your Board of Directors has recommended that you vote in favor of the amendments to the Company's By-Laws set forth below.

1.   Removal of Section 3.16

     Section 3.16 of the By-Laws currently reads as follows:

                  3.16 Action Without Meetings. Stockholders may not take any action by written consent in lieu of a meeting.

     If Proposal 7 in this proxy statement is approved by our shareholders, this
Section 3.16 would be removed from the By-Laws.

2.   Amendment of Sections 4.4 and 4.5

     Sections 4.4 and 4.5 of the By-Laws currently read as follows:

                  4.4 Classes of Directors. The board of directors shall be divided into three classes, consisting of Class I, Class II and Class
          III. No class of directors shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, except as otherwise may be provided from time to time by the board of directors.

                  4.5 Terms of Office. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided that each initial director in Class I shall serve for a term ending on the date of the annual meeting of stockholders in 1999, each initial director in Class II shall serve for a term ending on the date of the annual meeting of stockholders in 2000 and each initial director in Class III shall serve for a term ending on the date of the annual meeting of stockholders in 2001 and provided further that the term of each director shall be subject to the election and qualification of a successor to such director and to the earlier death, resignation or removal of such director.

     If Proposal 6 in this proxy statement is approved by our shareholders, the current Sections 4.4 and 4.5 of the By-Laws would be replaced by the following new Section 4.4:

                  4.4 Terms of Office. Each director shall serve for a term ending on the date of the annual meeting following the annual meeting at which such director was elected; provided, that the term of each director shall be subject to the election and qualification of a successor to such director and to the earlier death, resignation or removal of such director.

                                                                     Appendix D


                     ---------------------------------------

                                    CKP, INC.

                             2002 STOCK OPTION PLAN
                     ---------------------------------------


     1. Purpose. The purpose of this Plan is to advance the interests of CKP, Inc., a Delaware corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide management services and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

     2. Definitions. As used herein, the following terms shall have the meaning indicated:

          (a) "Authorized Amount" shall have the meaning set forth in Section 3.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Cause" shall mean an Optionee's willful misconduct, gross negligence or willful and material breach of his or her employment agreement with the Company or a Subsidiary.

          (d) "Change in Control" shall mean:

              (i) Any of the following transactions or occurrences: (A) unless subsequently rescinded or unconsummated, approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction; (B) a liquidation or dissolution of the Company; or (C) the sale of all or substantially all of the assets of the Company;

              (ii) The cessation for any reason of individuals who, as of the date on which the Option is granted hereof, constitute the Board (the "Incumbent Board"), to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Option was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the

          Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

              (iii) The acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest"), excluding, for this purpose, any acquisitions by (A) the Company or its Subsidiaries, (B) any person, entity or "group" that as of the date on which the Option is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a Controlling Interest or (C) any employee benefit plan of the Company or its Subsidiaries.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (f) "Committee" shall mean the committee appointed by the Board pursuant to Section 13(a) hereof, or, if such committee is not appointed, the full Board.

          (g) "Common Stock" shall mean the Company's Common Stock, par value $.01 per share.

          (h) "Company" shall mean CKP, Inc., a Delaware corporation.

          (i) "Director" shall mean a member of the Board.

          (j) "Effective Date" shall mean ___________ ___, 2002.

          (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (l) "Fair Market Value" of a Share on any date of reference shall mean, (i) if the Stock is listed on a national securities exchange, the average of the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; (iii) if the Common Stock is neither listed on any national securities exchange nor quoted on NASDAQ, but is traded over-the-counter, the mean of the bid and asked prices per share on the date of grant of the option; and (iv) in all other cases, the amount determined by the Committee in good faith to be the fair market value of such Share.

          (m) "ISO" shall mean an incentive stock option as defined in Section 422 of the Code.

          (n) "NQO" shall mean an Option that is not an ISO.

          (o) "Officer" shall mean the Company's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-B under the Securities Act of 1933, as amended (17 C.F.R. ss. 228.401(b)) the Company identifies a person as a "significant employee," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

          (p) "Option" (when capitalized) shall mean any option to acquire Common Stock granted under this Plan.

          (q) "Option Agreement" means an agreement between the Company and an Optionee pursuant to which an Option is granted.

          (r) "Optionee" shall mean a person to whom an Option is granted or any person who succeeds to the rights of such person pursuant to this Plan.

          (s) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 under the Exchange Act.

          (t) "Outside Option" shall mean an option to acquire capital stock of the Company granted pursuant to a stock option plan of the Company or any of its "subsidiary corporations" (as defined in Section 424 of the Code) other than this Plan.

          (u) "Person" shall mean any individual, corporation, partnership, association, trust or other entity or organization, including a governmental or political subdivision or any agency or institution thereof.

          (v) "Plan" shall mean this Stock Option Plan.

          (w) "Share" shall mean a share of Common Stock.

          (x) "Subsidiary" shall mean any Person more than 50% of the total combined voting power of whose equity securities is directly or indirectly owned by the Company.

     3. Shares Available for Option Grants. Subject to Section 10(a)(i), the Committee may grant to Optionees from time to time Options to purchase an aggregate of up to 1,000,000 (one million) authorized and unissued Shares (the "Authorized Amount"). If any Option granted under the Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

     4.   Incentive and Non-Qualified Options.

          (a) An Option granted hereunder shall be either an ISO or a NQO as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an ISO or NQO. ISOs may not be granted to any person who is not an employee of the Company or any Subsidiary.

          (b) Options initially exercisable by an Optionee during a given calendar year which would otherwise qualify as ISOs hereunder will not be treated as ISOs to the extent that the Fair Market Value (determined as of the grant date) of the Shares for which such Options are exercisable, together with the Fair Market Value of all shares of capital stock for which any Outside Options are initially exercisable by such Optionee during such calendar year, exceeds $100,000.

     5.  Conditions for Grant of Options.

         (a) Each Option shall be evidenced by an Option Agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be either (i) regular employees of, or persons who provide consulting or other services as independent contractors to, the Company or its Subsidiaries, including Directors and Officers who are regular employees, or (ii) Directors who are not employees of the Company or of any Subsidiaries.

         (b) In granting Options, the Committee shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. In granting Options under the Plan, the Committee may from time to time prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation,
(i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time; provided, that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

         (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

          (d) Notwithstanding any other provision of this Plan, an ISO shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any of its "subsidiary corporations" (as defined in Section 424 of the Code) as at the date of grant), unless (i) the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted and (ii) such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     6. Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; provided, that in no event shall the exercise price per Share of any ISO be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

     7. Exercise of Options. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The consideration to be paid for the Shares to be issued upon exercise of an Option, as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee and may, in the discretion of the Committee, consist of: (1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for a financial accounting purposes a change for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee deems appropriate, or by a combination of the above. In the case of an ISO, the permissible methods of payment shall be specified at the time the Option is granted. The Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall
(i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate not less than the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option, or to have any of the rights associated with holding such Shares, unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

     8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option, except as otherwise provided in this
Section 8.

         (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of ten (10) years from the date of grant of the Option.

         (b) If and to the extent provided in any Option Agreement, in the event of a Change in Control, or in the event that the Committee exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) hereof, the Committee may, within its discretion, accelerate the vesting and exercisability of any Option.

         (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

     9. Termination of Option Period.

        (a) Unless otherwise provided in any Option agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

             (i) three (3) months after the date on which the Optionee's employment is terminated other than by reason of (A) termination for Cause, (B) a mental or physical disability (within the meaning of Code Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee, or
(C) death of the Optionee;


              (ii) immediately upon the termination of the Optionee's employment for Cause;

              (iii) twelve (12) months after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee;

              (iv) (A) twelve (12) months after the date of termination of the Optionee's employment by reason of death of the employee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one-year period specified in Subsection 9(a)(iii) hereof or the three-month period specified in Subsection 9(a)(i) hereof ; or

              (v) immediately in the event that the Optionee shall file any lawsuit or arbitration claim against the Company or any Subsidiary, or any of their respective officers, directors or shareholders.

         (b) To the extent not previously exercised, (i) each Option shall terminate immediately in the event of (A) the liquidation or dissolution of the Company, or (B) any transaction of the type described in clauses (i) or (iii) of the definition of "Change in Control" in Section 2, unless the Company, its successor or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) hereof, and (ii) the Committee in its sole discretion may by written notice (a "Cancellation Notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) hereof in which the Company does survive, any Option that remains unexercised on such date. The Committee shall give written notice of any proposed transaction referred to in this Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

     10.  Adjustment of Shares.

         (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization, stock split, stock combination or exchange of Shares, then and in such event:

             (i) appropriate adjustment shall be made to the Authorized
Amount and the class of securities reserved in connection therewith, so that, subsequent to such transaction, the Authorized Amount shall be equal such number and class of securities as would be distributed in connection with such transaction to the holder of a number of Shares equal to the Authorized Amount immediately prior to such transaction.

              (ii) the Board or the Committee may, in its discretion, adjust the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that so that, subsequent to such transaction, (A) the number of Shares subject to such Option shall be equal to such number of Shares as would be distributed in connection with such transaction to the holder an of equivalent number of Shares immediately prior to such transaction and (B) the aggregate exercise price of the Shares subject to such Option shall not be affected by such transaction.

         (b) Unless otherwise provided in any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under the Plan.

         (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 9(b) hereof upon the consummation of such transaction.

         (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

         (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     11. Transferability of Options and Shares. No ISO, and unless the prior written consent of the Committee is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act, no NQO, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a NQO that has been assigned or transferred with the prior written consent of the Committee, only by the permitted assignee.

     12. Issuance of Shares.

         (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

         (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings as the Committee may deem necessary or advisable to facilitate compliance with any applicable law or regulation, including, but not limited to, the following:

             (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that the Shares to be issued pursuant to such Option are being acquired by the Optionee for investment and not with a view to, or for sale in connection with, the distribution of any such Shares;

             (ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee, necessary or appropriate to facilitate compliance with the provisions of any corporation or securities laws deemed by the Committee to be applicable to the issuance and transfer of such Shares; and

              (iii) an agreement that, upon the Company's request in contemplation of an underwritten offering of the Company's securities, the Optionee shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the Optionee will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, the Shares granted pursuant to an Option without the Company's prior written consent.

     13. Administration of the Plan.

         (a) The Plan shall be administered by the Committee, which shall be composed of two or more Directors. If the Committee is not the full Board,
(i) the membership of the Committee shall be constituted so as to comply at all times with the then-applicable requirements for Outside Directors of Rule 16b-3 under the Exchange Act and Section 162(m) of the Code and (ii) the Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

         (b) The Board may grant Options pursuant to this Plan to any persons to whom Options may be granted under Section 5(a) hereof.

         (c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The Committee's determinations and its interpretation and construction of any provision of the Plan or any Option shall be final and conclusive.

         (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the written approval of a majority of the members of the Committee.

     14. Withholding or Deduction for Taxes. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

     15.  Interpretation.

          (a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with such Rule, such provision shall be deemed null and void to the extent required to permit the Plan to comply with such Rule. The Committee may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

          (b) The Plan and any Option agreements entered into pursuant to the Plan shall be administered and interpreted so that all ISOs granted under the Plan will qualify as ISOs under Section 422 of the Code. If any provision of the Plan or any such Option agreement should be held invalid for the granting of ISOs or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan and the Option agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option agreement.

          (c) This Plan shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions thereof.

          (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

          (e) Any reference to the masculine, feminine or neuter gender shall be a reference to such other genders as is appropriate.

     16. Amendment and Discontinuation of the Plan. The Committee may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 under the Exchange Act, or to comply with Section 162(m) of the Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of such Optionee.

     17. Effective Date and Termination Date. The expiration date of the Plan, on and after which no Options may be granted, shall be the tenth anniversary of the Effective Date; provided, that the administration of the Plan shall continue in effect until all matters relating to Options previously granted have been settled.

                                      * * *

                                 ZENASCENT, INC.
                               One Montauk Highway
                           Southampton, New York 11968


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints Cedric Kushner and James DiLorenzo, or either of them, as attorneys-in-fact and proxies to vote all shares of common stock, $0.01 par value, of Zenascent, Inc., a Delaware corporation which are outstanding and issued in the name of the undersigned and which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on November 25, 2002 at 12:00 p.m. local time, at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th floor, New York, New York 10166, and any postponement or adjournment thereof. The undersigned hereby instructs and authorizes these attorneys-in-fact to vote the shares as indicated on the following pages of this proxy.

     The shares represented by this proxy will be voted in accordance with the instructions contained on the following pages. If no instructions are given, the shares will be voted "FOR" approval of the matters to be voted on at the Annual Meeting, as fully described in the Notice of the Annual Meeting of Shareholders and accompanying proxy statement, which the undersigned has received together with this form of proxy.

     If there is proposed any adjournment or postponement of the Annual Meeting to permit further solicitation of proxies with respect to approval of the matters to be voted on at the Annual Meeting, the shares will be voted "FOR" adjournment or postponement if the shares represented by this proxy were to be voted "FOR" approval of the matters to be voted on at the Annual Meeting (including if there were no specifications), and "AGAINST" adjournment or postponement if the shares represented by this proxy were to be voted "AGAINST" approval of the matters to be voted on at the Annual Meeting.


              (Continued on pages 2 - 4 and to be signed on page 4)

                                                          Zenascent, Inc. Proxy
                                                                         Page 2



          YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE PROPOSALS DESCRIBED BELOW ARE IN YOUR BEST INTERESTS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 THROUGH 11.

Please mark your vote as indicated in the example:  /X/

1.   A VOTE TO ELECT FOUR DIRECTORS TO HOLD OFFICE UNTIL THE 2003 ANNUAL
     MEETING:

     01 - Cedric Kushner; 02 - James DiLorenzo; 03 - Steven Angel; 04 - Steven J. Musumeci;

          /  /  For All Nominees

         /  /   Withhold All Nominees

        /  /    Withhold Authority To Vote For Any Individual Nominee.
                (Write Number(s) of Nominees Below)

                ----------------- (Use Number Only)



                                                   FOR     AGAINST    ABSTAIN
2.   AMENDMENT OF THE COMPANY'S
     CERTIFICATE OF INCORPORATION TO
     CHANGE THE NAME OF THE COMPANY
     TO "CKP, INC."                                / /      / /         / /


3.   AMENDMENT OF THE COMPANY'S
     CERTIFICATE OF INCORPORATION TO
     DELETE ANY REFERENCE TO THE
     COMPANY'S BUSINESS PURPOSE AS
     RELATING TO GOLFING EQUIPMENT OR
     APPAREL.                                      / /      / /         / /

4.   AMENDMENT OF THE COMPANY'S CERTIFICATE
     OF INCORPORATION TO RECLASSIFY THE
     COMPANY'S CLASS A COMMON STOCK AND CLASS B
     COMMON STOCK AS A SINGLE CLASS OF COMMON
     STOCK.                                        / /      / /         / /


              (Continued on pages 3 - 4 and to be signed on page 4)

                                                          Zenascent, Inc. Proxy
                                                                         Page 3


5.   AMENDMENT OF THE COMPANY'S CERTIFICATE OF
     INCORPORATION TO INCREASE THE COMPANY'S
     AUTHORIZED SHARES OF COMMON STOCK TO
     100,000,000 SHARES.                           / /      / /         / /

6.   AMENDMENT OF THE COMPANY'S CERTIFICATE OF
     INCORPORATION AND BY-LAWS TO REPLACE THE
     COMPANY'S CLASSIFIED BOARD OF DIRECTORS.     / /      / /         / /

7.   AMENDMENT OF THE COMPANY'S CERTIFICATE OF
     INCORPORATION AND BY-LAWS TO PERMIT THE
     COMPANY'S SHAREHAOLDERS TO TAKE ACTION
     BY WRITTEN CONSENT IN LIEU OF A MEETING.      / /      / /         / /

8.   ADOPTION OF THE COMPANY'S 2002 STOCK
     OPTION PLAN.                                  / /      / /         / /

9.   RATIFICATION OF THE APPOINTMENT OF BDO
     SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR
     THE COMPANY FOR THE CURRENT FISCAL YEAR.      / /      / /         / /


                     (Continued and to be signed on page 4)

                                                          Zenascent, Inc. Proxy
                                                                         Page 4


10.  TO TRASNSACT SUCH OTHER BUSINESS AS MAY
     PROPERLY BE PRESENTED AT THE METTING OR
     ANY ADJOURNMENT OR PROSPOSENT THEREOF.      / /      / /         / /



WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY CARD IN THE ENCLOSED SELF-ADDRESSED, PREPAID RETURN ENVELOPE SO THAT YOUR SHARES CAN BE REPRESENTED AT THE ANNUAL MEETING.

RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

THIS PROXY MAY BE REVOKED PRIOR TO ITS USE. PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE

SIGNATURE(S) OF SHAREHOLDER(S)
                              -------------------------------------------------

                              DATED:
                                    ------------------------


Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.